                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                      TRAMMELL CROW COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange ActRules 14a-6(i)(4)
     and 0-11.
     1)  Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     2)  Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     4)  Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     5)  Total fee paid:
         -----------------------------------------------------------------------

     Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:
         -----------------------------------------------------------------------
     2)  Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     3)  Filing party:
         -----------------------------------------------------------------------
     4)  Date Filed:
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
                             TRAMMELL CROW COMPANY
                          2001 ROSS AVENUE, SUITE 3400
                              DALLAS, TEXAS 75201

                                                                  April 20, 1999

Dear Stockholder:

    You are cordially invited to attend the Annual Meeting of Stockholders of Trammell Crow Company to be held on May 18, 1999, at 1:30 p.m., local time, at the Dallas Museum of Art, 1717 Harwood Street, Dallas, Texas 75201. Please find enclosed a notice to stockholders, a Proxy Statement describing the business to be transacted at the meeting, a form of proxy for use in voting at the meeting and an Annual Report for Trammell Crow Company.

    At the Annual Meeting, you will be asked (i) to elect three directors of the Company; (ii) to approve an amendment to the Company's Long-Term Incentive Plan that (a) increases by 3,300,000 the number of shares of Common Stock that may be subject to outstanding awards under the Long-Term Incentive Plan, (b) provides that either the granting or vesting of awards under the Long-Term Incentive Plan may be subject to certain performance standards in order that such awards may continue to be fully deductible by the Company for federal income tax purposes, and (c) revises the definition of Performance Period (as defined in the Long-Term Incentive Plan) over which the Company's performance may be measured for purposes of determining the payment value of a Performance Unit (as defined in the Long-Term Incentive Plan); (iii) to ratify the selection of Ernst & Young LLP as the independent accountants for the Company for the fiscal year ending December 31, 1999; and (iv) to act upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

    We hope that you will be able to attend the Annual Meeting, and we urge you to read the enclosed Proxy Statement before you decide to vote. Even if you do not plan to attend, please complete, sign, date and return the enclosed Proxy as promptly as possible. It is important that your shares be represented at the meeting.

                                          Very truly yours,

                                          George L. Lippe
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

                             YOUR VOTE IS IMPORTANT
 All stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the meeting, you are urged to complete, sign, date and return the enclosed Proxy as promptly as possible in the enclosed postage paid envelope. Returning your Proxy will help the Company assure that a quorum will be present at the meeting and avoid the additional expense of duplicate proxy solicitations. Any stockholder attending the meeting may vote in person even if he or she has returned the Proxy.

                             TRAMMELL CROW COMPANY
                          2001 ROSS AVENUE, SUITE 3400
                              DALLAS, TEXAS 75201

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 18, 1999

                            ------------------------

    PLEASE TAKE NOTICE THAT the 1999 Annual Meeting of Stockholders (the "Annual Meeting") of Trammell Crow Company, a Delaware corporation (the "Company"), will be held on May 18, 1999, at 1:30 p.m., local time, at the Dallas Museum of Art, 1717 Harwood Street, Dallas, Texas 75201, to consider and vote on the following matters:

    (1) Election of three directors of the Company to serve until the Annual Meeting of the Company's stockholders in 2002 and until their respective successors are elected and qualified or until their earlier death, resignation or removal from office.

    (2) Approval of an amendment to the Company's Long-Term Incentive Plan that
       (a) increases by 3,300,000 the number of shares of Common Stock that may be subject to outstanding awards under the Long-Term Incentive Plan, (b) provides that either the granting or vesting of awards under the Long-Term Incentive Plan may be subject to certain performance standards in order that such awards may continue to be fully deductible by the Company for federal income tax purposes, and (c) revises the definition of Performance Period (as defined in the Long-Term Incentive Plan) over which the Company's performance may be measured for purposes of determining the payment value of a Performance Unit (as defined in the Long-Term Incentive Plan).

    (3) Ratification of the selection of Ernst & Young LLP as independent accountants of the Company for the fiscal year ending December 31, 1999.

    (4) Such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

    The close of business on April 12, 1999, has been fixed as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. Only holders of record of the Company's common stock, par value $0.01 per share, at the close of business on the record date are entitled to notice of, and to vote at, the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder for any purpose germane to the Annual Meeting during ordinary business hours for the ten days preceding the Annual Meeting at the Company's offices at the address on this notice and at the Annual Meeting.

    Whether or not you plan to attend the Annual Meeting, please complete, sign, date and return the enclosed Proxy as promptly as possible. You may revoke your Proxy at any time before the shares to which it relates are voted at the Annual Meeting.

                                          By Order of the Board of Directors,

                                          Derek R. McClain
                                          SECRETARY

Dallas, Texas

                             TRAMMELL CROW COMPANY
                          2001 ROSS AVENUE, SUITE 3400
                              DALLAS, TEXAS 75201
                                 (214) 863-3000

                            ------------------------

                                PROXY STATEMENT

                             ---------------------

                    SOLICITATION AND REVOCABILITY OF PROXIES

    The Board of Directors of Trammell Crow Company requests your Proxy for use at the Annual Meeting of Stockholders to be held on May 18, 1999, at 1:30 p.m., local time, at the Dallas Museum of Art, 1717 Harwood Street, Dallas, Texas 75201, and at any adjournment or postponement thereof. By signing and returning the enclosed Proxy, you authorize the persons named on the Proxy to represent you and to vote your shares at the Annual Meeting. This Proxy Statement and the Form of Proxy were first mailed to stockholders of the Company on or about April 20, 1999.

    This solicitation of proxies is made by the Board of Directors of the Company and will be conducted primarily by mail. Officers, directors and employees of the Company may solicit proxies personally or by telephone, telegram or other forms of wire or facsimile communication. The Company may also request banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of Common Stock that those companies hold of record. The costs of the solicitation, including reimbursement of such forwarding expenses, will be paid by the Company.

    If you attend the Annual Meeting, you may vote in person. If you are not present at the Annual Meeting, your shares can be voted only if you have returned a properly signed Proxy or are represented by another Proxy. You may revoke the enclosed Proxy at any time before it is exercised at the Annual Meeting by (a) signing and submitting a later-dated Proxy to the Secretary of the Company, (b) delivering written notice of revocation of the Proxy to the Secretary of the Company, or (c) voting in person at the Annual Meeting. In the absence of such revocation, shares represented by the persons named on the Proxies will be voted at the Annual Meeting.

                               VOTING AND QUORUM

    The only outstanding voting securities of the Company are its shares of common stock, par value $.01 per share ("Common Stock"). On April 12, 1999, the record date for the Annual Meeting, there were 35,037,249 shares of Common Stock outstanding and entitled to be voted at the Annual Meeting.

    Each outstanding share of Common Stock is entitled to one vote. The presence, in person or by proxy, of a majority of the shares of Common Stock issued and outstanding and entitled to vote as of the record date shall constitute a quorum at the Annual Meeting. The chairman of the meeting or the holders of a majority of the Common Stock entitled to vote who are present or represented by proxy at the Annual Meeting have the power to adjourn the Annual Meeting from time to time without notice, other than an announcement at the Annual Meeting of the time and place of the holding of the adjourned meeting, until a quorum is present. At any such adjourned meeting at which a quorum is present, any business may be transacted that may have been transacted at the Annual Meeting had a quorum originally been present; provided, that if the adjournment is for more than 30 days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned meeting. Proxies solicited by this Proxy Statement may be used to vote in favor of any motion to adjourn the Annual Meeting. The persons named on the Proxies intend to vote in favor of any motion to adjourn the Annual Meeting to a subsequent day if, prior to the Annual

Meeting, such persons have not received sufficient proxies to approve the proposals described in this Proxy Statement. If such a motion is approved but sufficient proxies are not received by the time set for the resumption of the Annual Meeting, this process will be repeated until sufficient proxies to vote in favor of the proposals to be presented to the stockholders at the Annual Meeting have been received or it appears that sufficient proxies will not be received. Abstentions and broker non-votes will count in determining if a quorum is present at the Annual Meeting. A broker non-vote occurs if a broker or other nominee does not have discretionary authority and has not received voting instructions with respect to a particular item.

                  PROPOSAL ONE--ELECTION OF CLASS II DIRECTORS

    The Board of Directors has designated Messrs. James R. Erwin, Harlan R. Crow and Jeffrey M. Heller as nominees for election as Class II directors of the Company at the Annual Meeting (each, a "Nominee"). Mr. Erwin currently serves as a Class III director. If elected a Class II director, James R. Erwin will immediately resign as a Class III director of the Company. James D. Carreker currently serves as a Class II director of the Company. Mr. Carreker will not stand for re-election as a director of the Company at the Annual Meeting. If elected, each Nominee will serve until the expiration of his term at the Annual Meeting of the Company's Stockholders in 2002 and until his successor is elected and qualified or until his earlier death, resignation or removal from office. For information about each Nominee, see "Directors."

    The Board of Directors has no reason to believe that any of the Nominees will be unable or unwilling to serve if elected. If a Nominee becomes unable or unwilling to serve, your Proxy will be voted for the election of a substitute nominee recommended by the current Board of Directors, or the number of the Company's directors will be reduced.

REQUIRED VOTE AND RECOMMENDATION

    The election of directors requires the affirmative vote of a plurality of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting. Accordingly, under Delaware law and the Company's Certificate of Incorporation and Bylaws, abstentions and broker non-votes will not have any effect on the election of a particular director. Unless otherwise instructed or unless authority to vote is withheld, the enclosed Proxy will be voted for the election of each of the Nominees.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES.

              PROPOSAL TWO--AMENDMENT TO LONG-TERM INCENTIVE PLAN

GENERAL

    A summary description of the Trammell Crow Company Long-Term Incentive Plan (the "Long-Term Incentive Plan"), as proposed to be modified by the amendment described below, is set forth in Appendix A. Currently, the maximum number of shares of Common Stock that may be subject to outstanding awards under the Long-Term Incentive Plan ("Plan Shares") is 5,334,878. As of March 31, 1999, 27,497 shares had been issued, 1,740,772 shares were available for future awards and 3,566,609 shares were the subject of outstanding awards under the Long-Term Incentive Plan. The 3,566,609 shares subject to outstanding awards under the Long-Term Incentive Plan as of March 31, 1999, represent an aggregate of 92,680 shares of restricted stock and 3,473,929 shares that underlie outstanding options. The exercise prices for such stock options range from $17.50 to $36.00.

DESCRIPTION OF THE PROPOSED AMENDMENT

    The Board of Directors has determined that, in order to give the Company the ability to continue to attract and retain the executive and key employee talent necessary for the Company's continued growth and success, the number of Plan Shares should be increased by 3,300,000, and is proposing an amendment to the Long-Term Incentive Plan to effect such increase.

    The Board of Directors has further determined that the Long-Term Incentive Plan should be amended to establish that the Compensation Committee (defined below) may require the satisfaction of certain performance standards before awards under the Long-Term Incentive Plan are either granted or before such awards vest, and to provide a maximum amount of compensation that individuals may receive with respect to such awards in a given year. If the amendment to the Long-Term Incentive Plan is approved at the Annual Meeting, the performance standards implemented by the Compensation Committee with respect to certain awards under the Long-Term Incentive Plan will be based on one or more of the following business criteria for the Company, on a consolidated basis, and/or for specific subsidiaries, business or geographical units or customer groups of the Company (except with respect to the total shareholder return and earnings per share criteria): (i) earnings per share; (ii) revenue targets; (iii) cash flow targets; (iv) cash flow return targets; (v) return on net assets, return on assets, return on investment, return on capital, return on equity; (vi) an economic value added formula; (vii) operating margin or contribution margin;
(viii) net income; pretax earnings; pretax earnings before interest, depreciation and amortization; pretax operating earnings after interest expense and before incentives, service fees, and extraordinary or special items; operating income; pretax earnings before interest depreciation and/or amortization; (ix) total shareholder return; (x) debt reduction; and (xi) any of the above goals determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Compensation Committee including, but not limited to, the Standard & Poor's 500 Stock Index or a group of competitor companies, including the group selected by the Company for purposes of the stock performance graph contained in this Proxy Statement. Moreover, the Board of Directors has further determined that the Long-Term Incentive Plan should be amended to provide that any performance awards granted to any employee in any year in the form of stock options, stock appreciation rights or restricted stock awards may not exceed 500,000 shares in the aggregate, nor may any such performance awards result in more than $5,000,000 of compensation for an employee in a given year if such awards are granted as performance units.

    In addition, the Board of Directors has determined that the eligibility provisions already contained in the Long-Term Incentive Plan should be restated in the proposed amendment, without modification. Specifically, the eligibility provisions should continue to provide that individuals eligible to participate in the Long-Term Incentive Plan include (1) employees of the Company, (2) non-employee directors of the Company, and (3) any other person that the Compensation Committee designates as eligible for an award (other than for incentive stock options) because the person performs bona fide consulting or advisory services for the Company or any of its subsidiaries (other than services in connection with the offer or sale of securities in a capital-raising transaction).

    Finally, the Board of Directors has determined that the Long-Term Incentive Plan should be revised such that awards granted in the form of performance units may be subject to payment upon the satisfaction of performance goals during a performance period of less than one fiscal year in duration. The Long-Term Incentive Plan currently bases the payment of performance units on the satisfaction of performance goals during a performance period of at least one fiscal year in duration.

REASON FOR THE PROPOSED AMENDMENT

    If the proposed amendment is approved, the 3,300,000 additional Plan Shares will be immediately available for future awards and the maximum number of Plan Shares will increase from 5,334,878 to 8,634,878. While the Board of Directors is cognizant of the potential dilutive effect of compensatory stock awards, it also recognizes the significant motivational and performance benefits that are achieved from making such awards. In determining the number of additional Plan Shares that should be authorized, the Compensation Committee examined the potential dilutive effect of the additional Plan Shares and the potential dilutive effect of management compensation plans at other companies.

    The full value of awards under the Long-Term Incentive Plan as it is currently in effect is fully deductible by the Company for federal income tax purposes. However, an increase in the maximum number of shares of Common Stock that may be subject to outstanding awards under the Long-Term Incentive Plan will potentially restrict the deductibility of awards made under the Long-Term Incentive Plan unless the granting or vesting of awards provided under the Long-Term Incentive Plan is subject to certain performance standards, and unless the maximum amount of compensation that individuals may receive with respect to such awards is limited. If the proposed amendment is approved, performance standards for awards may be implemented and limitations on the maximum compensation that individuals may receive with respect to such awards may be imposed such that all awards under the Long-Term Incentive Plan may continue to be fully deductible for federal income tax purposes.

    The portion of the amendment restating the eligibility provisions without modification has also been proposed in an effort to satisfy another requirement for deductible compensation. Specifically, the group of individuals eligible to receive awards under a plan designed to award fully deductible performance based compensation must be approved by the shareholders of the Company.

    Finally, the portion of the amendment that revises the duration of the performance period for a performance unit has been proposed in order to assure that performance units may be granted under terms that would result in deductible compensation for federal income tax purposes. Specifically, in order to comply with the requirements for deductible compensation, the performance criteria for certain awards must be established no later than 90 days after the start of the performance period to which the award relates or, if earlier, the passage of 25% of the performance period. The proposed amendment will enable the Compensation Committee to establish appropriate performance periods to assure that the performance criteria for certain awards, including those to be granted with respect to the 1999 performance period, are established in a timely manner.

VOTE NECESSARY TO APPROVE PROPOSAL

    Approval of the proposed amendment to the Long-Term Incentive Plan requires the affirmative vote of a majority of the shares of Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting. Under Delaware law and the Company's Certificate of Incorporation and Bylaws, an abstention will have the same legal effect as a vote against the ratification of the proposed amendment to the Long-Term Incentive Plan, and each broker non-vote will reduce the absolute number, but not the percentage, of affirmative votes necessary for approval of the amendment. Unless otherwise instructed on the Proxy or unless authority to vote is withheld, the enclosed Proxy will be voted for the approval of the proposed amendment to the Long-Term Incentive Plan.

    If the proposed amendment to the Long-Term Incentive Plan is not approved by stockholders at the Annual Meeting, Covered Employees (as defined in Appendix A hereto) will not receive additional awards under the Long-Term Incentive Plan.

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE PROPOSED AMENDMENT TO THE LONG-TERM INCENTIVE PLAN. BECAUSE THE PROPOSED AMENDMENT TO THE LONG-TERM INCENTIVE PLAN WILL INCREASE THE NUMBER OF AWARDS THAT MAY BE GRANTED TO ALL EXECUTIVE OFFICERS AND DIRECTORS, EACH OF THE EXECUTIVE OFFICERS AND DIRECTORS OF THE COMPANY HAS AN INTEREST IN, AND MAY BENEFIT FROM, THE ADOPTION OF THE PROPOSED AMENDMENT TO THE LONG-TERM INCENTIVE PLAN.

              PROPOSAL THREE--SELECTION OF INDEPENDENT ACCOUNTANTS

    On March 30, 1999, the Board of Directors ratified the selection of Ernst & Young LLP ("Ernst & Young") as the Company's independent accountants for the fiscal year ending December 31, 1999. The Company expects that representatives of Ernst & Young will be present at the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement if they desire to do so.

    If the appointment of Ernst & Young as the Company's independent accountants is not ratified at the Annual Meeting, the Board of Directors will consider the appointment of other independent accountants. The Board of Directors may terminate the appointment of Ernst & Young as independent accountants without the approval of the Company's stockholders whenever the Board of Directors deems termination necessary or appropriate.

REQUIRED VOTE AND RECOMMENDATION

    Ratification of Ernst & Young as the Company's independent accountants for the fiscal year ending December 31, 1999, requires the affirmative vote of a majority of the shares of Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting. Under Delaware law and the Company's Certificate of Incorporation and Bylaws, an abstention will have the same legal effect as a vote against the ratification of Ernst & Young, and each broker non-vote will reduce the absolute number, but not the percentage, of affirmative votes necessary for approval of the ratification. Unless otherwise instructed on the Proxy or unless authority to vote is withheld, the enclosed Proxy will be voted for the ratification of Ernst & Young as the Company's independent accountants.

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999.

                                   DIRECTORS

    The following tables set forth certain information regarding the Nominees and the other Directors of the Company:

                                                                                          DIRECTOR'S
NAME OF NOMINEE                                                     AGE        TITLE     TERM ENDING
--------------------------------------------------------------      ---      ----------  ------------
Harlan R. Crow................................................          49    Director       1999
James R. Erwin................................................          54    Director       2000
Jeffrey M. Heller.............................................          59    Director       1999

    HARLAN R. CROW has been a director of the Company since 1991. Mr. Crow is the Chief Executive Officer of Trammell Crow Interests Company, d/b/a Crow Family Holdings, a private investment company managing investments in a variety of real estate-related and other businesses, a position he has held since 1986. Mr. Crow currently serves as a Director of Patriot American Hospitality, Inc. In any given year within the past five years, Mr. Crow has indirectly owned interests in over 1,000 partnerships (or affiliates of partnerships) or corporations. In the past five years, Mr. Crow was a general partner in 1, and an officer or director in 56, partnerships or corporations, or affiliates of such partnerships or corporations, that filed for protection under federal bankruptcy laws. In addition, in the past five years, Mr. Crow was an executive officer or director in 15 partnerships or corporations, or affiliates of such partnerships or corporations, that were placed in receivership. Pursuant to a Stockholders Agreement to which the Company is a party, Crow Family Partnership, L.P. has been granted the right to nominate a member of the Board of Directors, and certain executive officers of the Company have agreed to vote their shares of Common Stock in favor of such nominee. Mr. Crow is the initial such nominee. See "Certain Relationships and Related Transactions--Stockholders' Agreement."

    JAMES R. ERWIN has been a director of the Company since December 1997. Mr. Erwin has served as Vice Chairman--Texas and Senior Client Executive--Southwest of BankAmerica Corporation since October 1998, was Vice Chairman for Texas and Corporate Finance Executive--West of NationsBank Corp. from January 1994 to October 1998, and was Executive Vice President, Manager of Operations and Technology for NationsBank Corp. from October 1991 to January 1994. Mr. Erwin currently serves as a

Class III director of the Company. If elected a Class II director of the Company at the Annual Meeting, Mr. Erwin will immediately resign as a Class III director of the Company.

    JEFFREY M. HELLER has been a director of the Company since December 1997. Mr. Heller has served as President and Chief Operating Officer of Electronic Data Systems Corporation ("EDS") since June 1996. From 1987 to June 1996, Mr. Heller served as Senior Vice President of EDS with responsibilities for Technical Operations and Asia-Pacific. Mr. Heller is a member of the Board of Directors of Mutual of Omaha Insurance Company.

                                                                                                             DIRECTOR'S
NAME OF DIRECTOR                                AGE                            TITLE                        TERM ENDING
------------------------------------------      ---      -------------------------------------------------  ------------
James D. Carreker.........................          51   Director                                               1999

William F. Concannon......................          43   President and Chief Executive Officer of Trammell      2000
                                                           Crow Corporate Services, Inc. and Director

Henry J. Faison...........................          64   Executive Vice President and Director                  2000

George L. Lippe...........................          44   Chief Executive Officer, President and Director        2001

Rowland T. Moriarty.......................          52   Director                                               2001

Robert E. Sulentic........................          42   Executive Vice President, Chief Financial Officer      2001
                                                           and Director

J. McDonald Williams......................          57   Chairman of the Board of Directors                     2000

    JAMES D. CARREKER has been a director of the Company since December 1997. Mr. Carreker has served as Chairman of the Board and Chief Executive Officer of Wyndham International, Inc. and a director of Patriot American Hospitality, Inc. since January 1998. Mr. Carreker assumed these positions in connection with the merger with and into Patriot American Hospitality, Inc. of Wyndham Hotel Corporation, for which he has served as President and Chief Executive Officer since May 1988. As of March 1999, Mr. Carreker also assumed the position of Chief Executive Officer of Patriot American Hospitality, Inc. He also served as Chief Executive Officer of the Company from August 1994 to December 1995. Mr. Carreker currently serves as a Class II director of the Company. Mr. Carreker will not stand for re-election as a director of the Company at the Annual Meeting.

    WILLIAM F. CONCANNON has been a director of the Company since 1991 and has served as the President and Chief Executive Officer of Trammell Crow Corporate Services since July 1991. Mr. Concannon joined the Company as Vice President of National Marketing in 1986 and in 1990 became Director and Partner in charge of Trammell Crow Corporate Services.

    HENRY J. FAISON has served as Executive Vice President and a director of the Company since July 1998. From 1994 to 1998, Mr. Faison served as Chairman of Faison Enterprises Inc. ("Faison Enterprises"). From 1988 to 1994, he served as the Chief Executive Officer of Faison Enterprises.

    GEORGE L. LIPPE has been a director of the Company since August 1997 and has served as the Company's President and Chief Executive Officer since January 1996. From 1995 to 1996, Mr. Lippe served as the Company's Executive Vice President of Operations. From 1990 to date, Mr. Lippe has served as President and Chief Executive Officer of the Company's Midwest Region. Mr. Lippe has served in various other capacities with the Company since 1978.

    ROWLAND T. MORIARTY has been a director of the Company since December 1997. Mr. Moriarty has served as Chairman and Chief Executive Officer of Cubex Corporation, a consulting firm, since 1992. From 1981 to 1992, Mr. Moriarty served as a professor at the Harvard Business School. Mr. Moriarty is a member of the Board of Directors of Staples Inc., an office supply retailer, and Charles River Associates, an economic research firm based in Boston.

    ROBERT E. SULENTIC has served as the Company's Executive Vice President and Chief Financial Officer since September 1998 and has been a director of the Company since December 1997. Mr. Sulentic served as the Company's Executive Vice President and National Director of Development and Investment from December 1997 through August 1998. Mr. Sulentic has served as President of Trammell Crow NE, Inc., since 1995 and has served as Chairman of the Company's Development Committee since 1994. From 1991 to 1994, Mr. Sulentic served as Managing Director in charge of Trammell Crow Company's Philadelphia Division. From 1987 to 1990, Mr. Sulentic served as the Partner in charge of the Company's New Jersey Division. Mr. Sulentic served in Houston as a Marketing Director for the Company in 1986 and 1987 and as a Leasing Agent in 1984 and 1985.

    J. MCDONALD WILLIAMS has been the Chairman of the Board of Directors of the Company since August 1994. Mr. Williams served as President and Chief Executive Officer of the Company from 1991 to 1994. From 1977 to 1991, Mr. Williams served as Managing Partner of the Company and from 1973 to 1977 Mr. Williams was Managing Partner, International Projects for the Company. Mr. Williams is a member of the Board of Directors of A.H. Belo Corporation and Blanks Color Imaging, Inc. In any given year within the past five years, Mr. Williams has indirectly owned interests in over 1,000 partnerships (or affiliates of partnerships) or corporations. In the past five years, Mr. Williams was a general partner in 54, and an officer or director in 16, partnerships or corporations, or affiliates of such partnerships or corporations, that filed for protection under federal bankruptcy laws. In addition, in the past five years, Mr. Williams was a general partner in 14 partnerships or corporations, or affiliates of such partnerships or corporations, that were placed in receivership.

DIRECTOR COMPENSATION

    The Company's employee directors do not receive compensation solely in their capacity as directors of the Company. The Company's non-employee directors are paid a retainer of $30,000 for their service on the Board of Directors. In addition to the retainer, non-employee directors are eligible to receive annual stock option grants under the Long-Term Incentive Plan. As of March 31, 1999, each of the non-employee directors had received 8,619 stock option grants under the Long-Term Incentive Plan. See "Executive Compensation--Long-Term Incentive Plan." In addition, all directors are reimbursed for out-of-pocket expenses incurred in connection with their attendance at Board of Directors and committee meetings.

TERM OF OFFICE

    The Company's Certificate of Incorporation provides that the Board of Directors shall be divided into three classes, designated Class I, Class II and Class III. Directors serve for staggered terms of three years each. Messrs. Lippe, Moriarty and Sulentic currently serve as Class I directors, whose terms expire at the Annual Meeting of Stockholders in 2001. Messrs. Carreker, Crow and Heller currently serve as Class II directors whose terms expire at the Annual Meeting, and Messrs. Williams, Erwin, Concannon and Faison currently serve as Class III directors whose terms expire at the Company's Annual Meeting of Stockholders in 2000. Mr. Carreker will not stand for re-election as a director of the Company at the Annual Meeting. If elected a Class II director, Mr. Erwin will immediately resign as a Class III director.

                      MEETINGS AND COMMITTEES OF DIRECTORS

    The Company's Board of Directors had six meetings during the Company's fiscal year ended December 31, 1998. The Board of Directors has four standing committees: the Executive Committee, the Audit Committee, the Compensation Committee, and the Governance Committee.

    The Executive Committee may, to the maximum extent permitted by the Delaware General Corporation Law, have and exercise all of the powers and authorities of the Board in the management of the business and affairs of the Company; provided, however, that the Executive Committee does not have the power or authority to amend the certificate of incorporation of the Company, adopt an agreement of merger or consolidation, recommend to the stockholders the sale, lease or exchange of all or substantially all of the Company's property and assets, recommend to the stockholders a dissolution of the Company or a revocation of a dissolution of the Company, or amend, alter or repeal the bylaws or adopt new bylaws for the Company, declare a dividend or authorize the issuance of stock. The current members of the Executive Committee are Messrs. Williams, Lippe and Erwin. Messrs. Williams, Lippe and Erwin will continue to serve on the Executive Committee following the Annual Meeting. Messrs. Williams' and Lippe's terms on the Board do not expire until the Company's Annual Meeting of Stockholders in 2000 and 2001, respectively. If elected a Class II director, Mr. Erwin's term on the Board will expire at the Company's Annual Meeting of Stockholders in 2002. If not elected a Class II director, Mr. Erwin's term on the Board will expire at the Company's Annual Meeting of Stockholders in 2000. Mr. Williams will serve as Chairman of the Executive Committee for the Company's fiscal year ending December 31, 1999. The Executive Committee did not have any meetings during the Company's fiscal year ended December 31, 1998.

    The Audit Committee was established in December, 1997. The Audit Committee reviews the results and scope of the annual audit and other services provided by the Company's independent accountants. In addition, the Audit Committee reviews certain related party transactions. The current members of the Audit Committee are Messrs. Erwin, Heller and Moriarty. If elected a Class II director, Mr. Heller will continue to serve as a member of the Audit Committee along with Messrs. Erwin and Moriarty. Mr. Moriarty's term on the Board does not expire until the Company's Annual Meeting of Stockholders in 2001. If elected a Class II director, Mr. Erwin's term on the Board will expire at the Company's Annual Meeting of Stockholders in 2002. If not elected a Class II director, Mr. Erwin's term on the Board will expire at the Company's Annual Meeting of Stockholders in 2000. If elected a Class II director, Mr. Heller will serve as Chairman of the Audit Committee for the Company's fiscal year ending December 31, 1999. The Audit Committee had one meeting during the Company's fiscal year ended December 31, 1998.

    The Compensation Committee reviews and approves the salaries and other compensation that the Company pays its executive officers, and the Compensation Committee administers the Company's Long-Term Incentive Plan. See "Executive Compensation--Long-Term Incentive Plan." The current members of the Compensation Committee are Messrs. Erwin, Heller and Moriarty. If elected a Class II director, Mr. Heller will continue to serve as a member of the Compensation Committee along with Messrs. Erwin and Moriarty. Mr. Moriarty's term on the Board does not expire until the Company's Annual Meeting of Stockholders in 2001. If elected a Class II director, Mr. Erwin's term on the Board will expire at the Company's Annual Meeting of Stockholders in 2002. If not elected a Class II director, Mr. Erwin's term on the Board will expire at the Annual Meeting of Stockholders in 2000. Mr. Erwin will serve as Chairman of the Compensation Committee for the Company's fiscal year ending December 31, 1999. The Compensation Committee had two meetings during the Company's fiscal year ended December 31, 1998.

    The Governance Committee was established in March of 1999. The Governance Committee is charged with assessing director performance, recruiting new directors, evaluating Board processes, staffing and rotation of Board committees and studying management succession issues. The initial members of the Governance Committee are Messrs. Williams, Lippe, Moriarty and, if elected a Class II director, Mr. Crow. Messrs. Williams', Lippe's and Moriarty's terms on the Board do not expire until the Company's Annual Meeting of Stockholders in 2000, 2001 and 2001, respectively. Mr. Moriarty will serve as Chairman of the Governance Committee for the Company's fiscal year ending December 31, 1999.

                               EXECUTIVE OFFICERS

    The following table sets forth information regarding the Executive Officers of the Company and certain of its subsidiaries:

NAME                                            AGE                                   TITLE
------------------------------------------      ---      ---------------------------------------------------------------
H. Pryor Blackwell........................          38   Executive Vice President and Chief Operating Officer

William F. Concannon......................          43   President and Chief Executive Officer of Trammell Crow
                                                           Corporate Services, Inc. and Director

Henry J. Faison...........................          64   Executive Vice President and Director

George L. Lippe...........................          44   Chief Executive Officer, President and Director

William C. Maddux.........................          44   Executive Vice President and President of Brokerage Operations

Asuka Nakahara............................          43   Executive Vice President and Chief Knowledge Officer

Phillip Norwood...........................          51   Vice Chairman

William Rothacker.........................          48   President and Chief Executive Officer of Trammell Crow Retail
                                                           Services, Inc.

Robert E. Sulentic........................          42   Executive Vice President, Chief Financial Officer and Director

    The Executive Officers named above were elected by the Board of Directors of the Company, or, in the case of Messrs. Concannon and Rothacker, the Boards of Directors of Trammell Crow Corporate Services, Inc. and Trammell Crow Retail Services, Inc., respectively, to serve in such capacities until the next annual meeting of such Boards of Directors, or until their respective successors have been duly elected and have been qualified, or until their earlier death, resignation or removal from office. Biographical information on Messrs. Concannon, Faison, Lippe and Sulentic is set forth previously in this Proxy Statement.

    H. PRYOR BLACKWELL has served as Executive Vice President and Chief Operating Officer of the Company since September 1998. Mr. Blackwell served as Executive Vice President and Chief Operating Officer of the Company's Western Operations from August 1997 through August 1998 and served as President and Chief Executive Officer of TCDFW, Inc. from 1993 until September 1998. Mr. Blackwell served on the Board of Directors of the Company from 1993 until 1997, and as a member of the Board of Directors served on the Company's Investment Committee and Audit Committee. From 1991 to 1993, Mr. Blackwell served as President and Chief Executive Officer of Trammell Crow Central Office Group, Inc. From 1987 to 1990, Mr. Blackwell served as the Partner in charge of the Company's Downtown (Dallas) Office Division. Mr. Blackwell served the Company as Marketing Principal from 1986 to 1987 and Leasing Agent from 1984 to 1986.

    WILLIAM C. MADDUX has served the Company as Executive Vice President and President of Brokerage Operations since September 1998. Mr. Maddux served as Executive Vice President and Chief Operating Officer of the Company's Eastern Operations from August 1997 through August 1998. Since 1992, Mr. Maddux has served as the Executive Vice President of Trammell Crow MW, Inc., and has had responsibility for overseeing the Company's operations in Illinois, Indiana, Michigan and Wisconsin. Mr. Maddux served the Company in various other capacities from 1985 to 1992, including as Partner in charge of the Company's Carolina division from 1988 to 1992, Marketing Principal in charge of the Company's Oklahoma City operations from 1987 to 1988 and Leasing Agent in the Company's Oklahoma City office from 1985 to 1987.

    ASUKA NAKAHARA has served the Company as Executive Vice President and Chief Knowledge Officer since September 1998. Mr. Nakahara served as Executive Vice President and Chief Financial Officer of the Company from January 1996 through August 1998. During 1995, Mr. Nakahara served as the Company's Executive Vice President in charge of National Programs. Mr. Nakahara served as President and Chief Executive Officer of Trammell Crow Northeast, Inc. from 1991 to 1995 and as the Northeast Regional Partner for the Company from 1987 to 1991. Mr. Nakahara served the Company in various other capacities from 1980 to 1987, including as the Operating Partner in charge of the Company's Philadelphia division from 1985 to 1987, Finance Associate and Partner in Houston from 1983 to 1984, and Leasing Agent in Houston from 1980 to 1983.

    PHILIP W. NORWOOD has served as Vice Chairman of the Company since July 1998. From 1994 until July 1998, Mr. Norwood served as the President and Chief Executive Officer of Faison Enterprises. From 1980 until 1993, Mr. Norwood held various positions with affiliates of the Company, including chairman of Trammell Crow Realty Advisors in 1993 and its president and Chief Executive Officer in 1992 and 1993.

    WILLIAM ROTHACKER has been President and Chief Executive Officer of Trammell Crow Retail Services since its formation in December 1996. Since 1994, Mr. Rothacker has been President of Trammell Crow Denver and has had responsibility for overseeing the Company's operations in New Mexico and Arizona. Mr. Rothacker has served as Chairman of the Company's Retail Committee since 1994. Mr. Rothacker served as Managing Director in charge of the Company's Denver operations from 1991 to 1994. From 1987 to 1991, Mr. Rothacker served as Partner in charge of the Denver Division. Mr. Rothacker served as Partner in charge of the Denver Retail division from 1983 to 1986 and as Leasing Agent in Denver from 1980 to 1983.

                             EXECUTIVE COMPENSATION

    The following table sets forth certain information for the fiscal years ended December 31, 1996, 1997 and 1998, concerning the cash and non-cash compensation earned by, or awarded to, the Chief Executive Officer of the Company and each of the other six most highly compensated executive officers of the Company whose aggregate remuneration for services rendered to the Company during the year ended December 31, 1998 exceeded $100,000 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                           LONG-TERM COMPENSATION
                                                                       -------------------------------
                                                                            AWARDS
                                                                       -----------------
                                                                           SHARES OF
                                               ANNUAL COMPENSATION       COMMON STOCK       PAYOUTS
                                                                          UNDERLYING      ------------
NAME AND                                     ------------------------   OPTIONS GRANTED       LTIP           ALL OTHER
PRINCIPAL POSITION                  YEAR      SALARY($)    BONUS($)     IN FISCAL YEAR    PAYOUTS($)(1) COMPENSATION($)(2)
--------------------------------  ---------  -----------  -----------  -----------------  ------------  -------------------
George L. Lippe.................       1998     363,462      700,000              --          653,044         (653,044)
  President and Chief Executive        1997     350,000      175,000          58,529        1,510,838         (112,810)
  Officer, Trammell Crow Company       1996     350,000      175,000              --        1,323,669           99,036

Asuka Nakahara..................       1998     246,154      403,125              --          914,140         (914,140)
  Executive Vice President and         1997     250,000      125,000          58,529          637,778          930,647
  Chief Knowledge Officer,             1996     250,000      125,000              --          742,580          (11,787)
  Trammell Crow Company

H. Pryor Blackwell..............       1998     242,308      370,833              --          368,700         (368,700)
  Executive Vice President and         1997     210,000      180,000          58,529          749,043            8,627
  Chief Operating Officer,             1996     210,000       99,750              --          924,553         (182,503)
  Trammell Crow Company

Robert E. Sulentic..............       1998     242,308      370,833              --          686,151         (686,151)
  Executive Vice President and         1997     210,000      230,000          58,529          673,722          806,152
  Chief Financial Officer,             1996     210,000      124,750              --          435,825         (106,789)
  Trammell Crow Company

William F. Concannon............       1998     233,654      337,500              --            2,868           (2,868)
  President and Chief Executive        1997     210,000      180,000          88,342        1,007,526         (354,607)
  Officer of Trammell Crow             1996     210,000      105,000              --          673,597           42,224
  Corporate Services, Inc.

William C. Maddux...............       1998     233,654      337,500              --          272,309         (272,309)
  Executive Vice President and         1997     200,000      175,000          58,529          293,685          (68,401)
  President of Brokerage               1996     200,000      113,000              --          441,904          (78,682)
  Operations, Trammell Crow
  Company

William Rothacker...............       1998     233,654      337,500              --          134,499         (134,499)
  President and Chief Executive        1997     190,000       95,000          58,529          705,061         (560,788)
  Officer of Trammell Crow             1996     190,000       95,000              --          409,401           17,134
  Retail Services, Inc.

------------------------------

(1) Reflects distributions made from the 1995 Profit Sharing Plan (as hereinafter defined) in the year indicated for amounts earned in the year indicated and prior years.

(2) The amounts shown include the dollar amounts of increases (decreases) to the Profit Sharing Account (as hereinafter defined) for each of the Named Executive Officers under the 1995 Profit Sharing Plan for the years indicated. Payouts of awards under the 1995 Profit Sharing Plan are subject to certain restrictions.

                       OPTION GRANTS IN LAST FISCAL YEAR

    No options or stock appreciation rights were granted to the Named Executive Officers during the fiscal year ended December 31, 1998.

    The following table sets forth, as of December 31, 1998, the number of Common Stock options and the value of unexercised options held by the Named Executive Officers. As of December 31, 1998, no Named Executive Officer had exercised any options.

                    AGGREGATED FISCAL YEAR-END OPTION VALUES

                                             NUMBER OF SHARES
                                          UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED
                                                OPTIONS AT             IN-THE-MONEY OPTIONS
                                            DECEMBER 31, 1998       AT DECEMBER 31, 1998($)(1)
                                        --------------------------  --------------------------
NAME                                    EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
--------------------------------------  -----------  -------------  -----------  -------------
George L. Lippe.......................      19,509        39,020       204,845        409,710
Asuka Nakahara........................      19,509        39,020       204,845        409,710
H. Pryor Blackwell....................      19,509        39,020       204,845        409,710
Robert E. Sulentic....................      19,509        39,020       204,845        409,710
William F. Concannon..................      49,322        39,020       924,845        409,710
William C. Maddux.....................      19,509        39,020       204,845        409,710
William Rothacker.....................      19,509        39,020       204,845        409,710

------------------------

(1) The price per share of Common Stock for the last trade reported by the New York Stock Exchange on December 31, 1998 was $28.00.

LONG-TERM INCENTIVE PLAN

    The purpose of the Long-Term Incentive Plan is to provide an incentive for employees, directors and certain consultants and advisors of the Company to remain in the service of the Company, to extend to those persons the opportunity to acquire a proprietary interest in the Company so that they will apply their best efforts for the benefit of the Company and to aid the Company in attracting able persons to enter the service of the Company. A summary description of the Long-Term Incentive Plan, as proposed to be modified by the amendment described in this Proxy Statement, is set forth in Appendix A.

ASSUMED OPTION PLAN

    In connection with the Reincorporation Transactions (as hereinafter defined), the Company agreed to assume the Trammell Crow Company 1997 Stock Option Plan (the "Assumed Option Plan" or the "1997 Plan"), which had been adopted by Trammell Crow Company, a Texas close corporation and the Company's predecessor (the "Predecessor Company"). See "Certain Relationships and Related Transactions--Reincorporation Transactions."

    ADMINISTRATION. As permitted by the terms of the Assumed Option Plan, the Board of Directors has delegated all of its duties under the Assumed Option Plan to a committee of officers of the Company.

    ELIGIBILITY. Each employee of the Company or a subsidiary of the Company is eligible to participate in the Assumed Option Plan. Prior to the Consummation of the Reincorporation Transactions, the Predecessor Company selected the persons to be granted awards or options pursuant to the Assumed Option Plan (as used for the Assumed Option Plan, the "Participants").

    SHARE AUTHORIZATION. The maximum number of shares of the Predecessor Company's common stock that could be subject to outstanding awards under the Assumed Option Plan was 1,626. The Assumed Option Plan provides that this number of shares and the number of shares subject to an award under the

Assumed Option Plan will be adjusted for stock splits, stock dividends, recapitalizations, mergers and other changes affecting the capital stock of the Predecessor Company.

    STOCK OPTIONS. Options granted under the Assumed Option Plan are nonqualified stock options. A stock option entitles the Participant to purchase shares of Common Stock from the Company at the exercise price. The exercise price may be paid in cash, with shares of Common Stock or with a combination of cash and Common Stock. The options will expire within ten years from the date of grant.

    AWARDS. On August 1, 1997, the Predecessor Company granted to certain of its employees options to acquire an aggregate of 1,626 shares of its common stock, which constitutes all shares authorized under the Assumed Option Plan. In connection with the Reincorporation Transactions, the Company assumed the Predecessor Company's obligations with respect to all such options, and the Company became obligated to issue up to an aggregate of 2,423,769 shares of Common Stock at a purchase price of $3.85 per share upon the exercise of such options. All of such options vested upon the closing of the Company's initial public offering in November 1997 (the "Initial Public Offering") and became exercisable 30 days thereafter. As of March 31, 1999, 649,804 shares of Common Stock had been issued upon the exercise of options pursuant to the Assumed Option Plan and 1,773,965 shares were the subject of outstanding awards under the Assumed Option Plan. No additional options will be granted under the Assumed Option Plan.

PROFIT SHARING PLAN

    In connection with the consummation of the Initial Public Offering, the Company determined to no longer grant any future awards under its 1995 Profit Sharing Plan (the "Profit Sharing Plan"). Set forth below is a general discussion of the terms of the Profit Sharing Plan.

    The basic accounting units for purposes of the Profit Sharing Plan are Business Units and Projects. Business Units are designated based upon recommendations by profit sharing unit leaders to the Chief Executive Officer and are generally determined by geography or line-of-business. Similarly, a Project represents a particular real estate project in which the Company owns an equity interest. A Profit Sharing Unit generally consists of multiple Business Units and Projects.

    A profit sharing account ("Profit Sharing Account") is maintained for each participant (for the purposes of this section, a "Participant") within a Profit Sharing Unit. Each Participant's Profit Sharing Account is adjusted to reflect the operational results of each constituent Business Unit in which the Participant has been allocated a percentage economic interest (a "Business Unit Percentage") and each constituent Project in which the Participant has been allocated a percentage economic interest (a "Project Percentage"). The Profit Sharing Accounts do not represent any current right to assets of the Company. In a profitable year, each of a Participant's Profit Sharing Accounts is increased by a fraction of the Earnings Before Profit Sharing ("EBPS") of the appropriate Business Units and Projects. In an unprofitable year, the EBPS of a given Business Unit or Project may be negative, in which case each Participant's Profit Sharing Account will decrease. In addition, various adjustments to Profit Sharing Accounts may be made to reflect the profits intended to be shared with the Participant. Prior to retirement, a Participant may receive distributions which are deducted from his Profit Sharing Account balances. Distributions will generally be limited to a portion of the current year's EBPS. Payment of these distributions may also be limited by liquidity concerns of the Company, potential negative Profit Sharing Accounts for individuals, and obligations to pay retired Participants or former stockholders.

    DISTRIBUTIONS BEFORE RETIREMENT. Participants have generally received two kinds of distributions: (i) for each Project, distributions in proportion to their Project Percentages ("Project Distributions"); and (ii) for each Profit Sharing Unit, distributions in proportion to their Profit Sharing Account balances ("Current Distributions"). Current Distributions may not exceed the available cash of a Profit Sharing Unit after certain priority payments have been made. Thus, a Participant in a profitable Business Unit may have limited Current Distributions if current earnings or available cash is reduced by the results of an unprofitable Business Unit in the same Profit Sharing Unit. Similarly, Project Distributions generally may not exceed a set percentage of the current earnings of the Project. Current Distributions or Project Distributions will be made to a Participant only to the extent that the Participant's Profit Sharing Account balance is positive after aggregating all individual Business Units and Projects. Thus, all distributions made from a positive Profit Sharing Unit will be offset against any Profit Sharing Unit in which the Participant has a negative account balance if the Participant does not have a positive net Profit Sharing Account balance. Finally, both Current Distributions and Project Distributions may be limited by other factors, including the overall solvency of the applicable Profit Sharing Unit.

    RETIRED PARTICIPANTS. Upon termination of employment, death or disability, a Participant, subject to certain vesting requirements, is entitled to receive the amounts, subject to the payment restrictions under the Profit Sharing Plan, then held in such Participant's Profit Sharing Account, which account is converted into a retirement account (a "Retirement Account"). If a Retirement Account is established, following the last day of the profit sharing period in which a Participant's retirement occurs, the Participant will no longer have any interest in any Business Unit but will continue to have existing Project interests. A retired Participant may, subject to limitations, receive two types of payments from his/her Retirement Account, (i) Basic Distributions and (ii) Project Distributions, if retired before January 1, 1995. The Profit Sharing Plan vests over a graduated period such that if a Participant retires before the fifth anniversary of the December 31st first following the date on which he first becomes a Participant, his/her Retirement Account and Project Percentage will be reduced as follows: to 1% if he/she retires before the first anniversary, to 20% if he/she retires before the second anniversary, to 40% if he/she retires before the third anniversary, to 60% if he/she retires before the fourth anniversary; and to 80% if he/she retires before the fifth anniversary.

    Retired Participants will receive Basic Distributions equal to (a) the amount of such Basic Distribution partially accelerated to 10% of such participant's Retirement Balance as of his/her Retirement Date or (b) the Basic Distribution otherwise distributable to such participant by reason of a distribution by the applicable Profit Sharing Unit, whichever is greater, subject to certain limitations. For participants who retire on or after January 1, 1996 (a "Post '95 Retired Participant"), upon the occurrence of the fifth anniversary of the Retirement Date, no distributions will be made to other Participants, except Retired Participants, in that Profit Sharing Unit until such Retired Participant's Retirement Account is reduced to zero. If more than one Post '95 Retired Participant has reached the fifth anniversary of his/her Retirement Date, all such Post '95 Retired Participants will share proportionately based upon their respective Retirement Account balances. With respect to any participant who retired prior to January 1, 1996 (a "Pre '96 Retired Participant"), upon the seventh anniversary of his/her Retirement Date, no Post '95 Retired Participant will receive any Basic Distribution until the Pre '96 Retired Participant has received his/her balance in full or until the Post '95 Retired Participant has reached the seventh anniversary of his Retirement Date (whereupon such Post '95 Retired Participant shall be treated the same as a Pre '96 Retired Participant), whichever shall first occur.

    The accelerated Basic Distributions will be limited to the Available Cash of the applicable Profit Sharing Unit and other limitations contained in the Profit Sharing Plan, including a limit on Basic Distributions to Retired Participants of 24% of Available Cash of the applicable Profit Sharing Unit. In computing Available Cash, the Chief Executive Officer may, in his sole discretion, adjust the working capital reserves established by each Profit Sharing Unit in the manner he deems appropriate.

    TERMINATION OF FUTURE AWARDS. The Company will not grant any future awards under the Profit Sharing Plan. All unpaid deferred and accrued earnings associated with the Profit Sharing Units and Business Units under the Profit Sharing Plan will be paid to the current Participants during 1999, and when all such amounts have been paid, the Company will have no further obligation to Participants. With respect to Retired Participants, the Company will continue to make Project Distributions until the completion of the particular Project.

EMPLOYEE STOCK PURCHASE PLAN

    On December 22, 1997, the Company's Board of Directors adopted and approved The Trammell Crow Company Employee Stock Purchase Plan (the "Stock Purchase Plan"). The Stock Purchase Plan received stockholder approval at the Company's 1998 Annual Meeting of Stockholders. Set forth below is a general discussion of the terms of the Stock Purchase Plan.

    GENERAL. A total of 1,000,000 shares of Common Stock are reserved for issuance under the Stock Purchase Plan. The purpose of the Stock Purchase Plan is to provide employees with an opportunity to purchase Common Stock of the Company through payroll deductions. The Stock Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Internal Revenue Code of 1986, as amended (the "Code").

    ADMINISTRATION. The Stock Purchase Plan is administered by a committee of the Company's executive officers (the "Benefits Committee") appointed by the Company's Board of Directors. All questions of interpretation of the Stock Purchase Plan will be determined by the Benefits Committee, whose decisions will be final and binding upon all participants.

    ELIGIBILITY. All employees of the Company (or any of its parent or subsidiary corporations within the meaning of sections 424(e) and (f) of the
Code) who have been continually employed for at least ninety (90) days and who are customarily employed at least 20 hours per week and at least 5 months per year shall be eligible to participate in the Stock Purchase Plan, subject to certain limitations imposed by Section 423(b) of the Code. The ninety day eligibility requirement may be waived in the discretion of the Benefits Committee. For the initial option period commencing March 1, 1998, an employee need not have been employed for ninety (90) days to be eligible to participate, provided the employee met the other eligibility requirements and was employed by January 31, 1998. At March 31, 1999, approximately 4,979 employees of the Company and its subsidiaries were eligible to participate in the Stock Purchase Plan.

    OFFERING DATES. Under the Stock Purchase Plan, the Company offers to all eligible employees the option to purchase shares of Common Stock. Except as otherwise determined by the Benefits Committee, these options are granted on the first day of the first payroll period beginning on or after the first day of January and July of each subsequent year (each of which dates is herein referred to as a "date of grant"). The term of each option granted is for a period of approximately six (6) months, ending on the last day of the last payroll period ending on or immediately after June 30 or December 31, as the case may be (each such six (6)-month period is herein referred to as an "option period"), which will begin on a date of grant.

    PURCHASE PRICE. The purchase price per share at which shares of Common Stock will be sold under the Stock Purchase Plan will be an amount equal to the lower of 85% of the market value of Common Stock on the date of exercise or the date of grant. The market value of a share of Common Stock on a given date will be the closing sales price of the Common Stock on the New York Stock Exchange on such date.

    The purchase price of the shares of Common Stock to be purchased under the Stock Purchase Plan will be accumulated by payroll deductions during each offering period. The deductions may not exceed: (i) 10% of the participant's eligible compensation during the offering period (which is defined in the Stock Purchase Plan to include all wages, salary, commissions, overtime and bonuses) from which the deduction is made; or (ii) an amount which will result in noncompliance with the limitations described below under "Purchase of Stock; Exercise of Options." Such payroll deductions will be credited to a book entry account for each participant. An employee may discontinue participation in the Stock Purchase Plan, but may not otherwise increase or decrease the rate of payroll deductions at any time during the option period.

    PURCHASE OF STOCK; EXERCISE OF OPTIONS. The maximum number of shares placed under option to a participant in the Stock Purchase Plan in any option period will be the lesser of 700 or that number determined by dividing the amount of the participant's total payroll deductions during the option period

(and any carryover amounts from the preceding offering period) by the purchase price per share under the Stock Purchase Plan. Unless a participant withdraws from the Stock Purchase Plan, the participant's option for the purchase of shares will be exercised automatically at the end of each offering period for the maximum number of whole shares at the applicable price. As soon as practicable following the end of each offering period, the Company will cause a certificate to be issued in each participant's name representing the total number of whole shares of Common Stock acquired by the participant through the exercise of the option. Any balance remaining in a participant's account following the exercise of the participant's option in an offering period will be carried over to the next offering period.

    Notwithstanding the foregoing, no Eligible Employee will be permitted to subscribe for shares of Common Stock under the Stock Purchase Plan if, immediately after the grant of the option, the employee would own five percent or more of the voting power or value of all classes of stock of the Company or its subsidiaries, nor will any Eligible Employee be granted an option which would permit the employee to buy pursuant to the Stock Purchase Plan more than $25,000 worth of stock (determined at the fair market value of the shares at the time the option is granted) in any calendar year.

    WITHDRAWAL. Any participant may withdraw in whole from the Stock Purchase Plan at any time prior to thirty (30) days before the exercise date relating to a particular option period. Partial withdrawals shall not be permitted. A participant who wishes to withdraw from the Stock Purchase Plan must timely deliver to the Company a notice of withdrawal on a form prepared by the Benefits Committee. The Company, promptly following the time when the notice of withdrawal is delivered, shall refund to the participant the amount of the cash balance in his account under the Stock Purchase Plan; and thereupon, automatically and without any further act on his part, his payroll deduction authorization and his interest in unexercised options under the Stock Purchase Plan shall terminate.

    CAPITAL CHANGES. Whenever any change is made in the Common Stock, by reason of a stock dividend or by reason of subdivision, stock split, reverse stock split, recapitalization, reorganization, combination, reclassification of shares, or other similar change, appropriate action will be taken by the Benefits Committee to adjust accordingly the number of shares subject to the Stock Purchase Plan, the maximum number of shares that may be subject to any option, and the number and purchase price of shares subject to options outstanding under the Stock Purchase Plan.

    NONASSIGNABILITY. Each option will be assignable or transferable only by will or by the laws of descent and distribution and will be exercisable during the optionee's lifetime only by the optionee. The Company shall not recognize and shall be under no duty to recognize any assignment or purported assignment by an employee of his option or of any rights under his option, and any such attempt may be treated by the Company as an election to withdraw from the Stock Purchase Plan.

    AMENDMENT AND TERMINATION OF THE STOCK PURCHASE PLAN. The Board of Directors, in its discretion, may terminate the Stock Purchase Plan at any time with respect to any shares for which options have not theretofore been granted. The Benefits Committee shall have the right to alter or amend the Stock Purchase Plan or any part thereof from time to time without the approval of the stockholders of the Company; provided, that no change in any option theretofore granted may be made which would impair the rights of the participant without the consent of such participant; and provided, further, that the Benefits Committee may not make any alteration or amendment which would increase the aggregate number of shares which may be issued pursuant to the provisions of the Stock Purchase Plan (other than as a result of the anti-dilution provisions of the Stock Purchase Plan), change the class of individuals eligible to receive options under the Stock Purchase Plan, or cause options issued under the Stock Purchase Plan to fail to meet the requirements for employee stock purchase plans as defined in Section 423 of the Code without the approval of the stockholders of the Company.

    AWARDS. As of March 31, 1999, 1,722 eligible employees of the Company and its subsidiaries had elected to participate in the Stock Purchase Plan. As of March 31, 1999, such participants had purchased an aggregate of 188,674 shares of Common Stock under the Stock Purchase Plan at a weighted average purchase price of $24.76 per share.

401(k) PLAN

    The Company sponsors a retirement plan called the Trammell Crow Company Retirement Savings Plan (the "401(k) Plan"). As of December 31, 1998, the total assets held by the 401(k) Plan were valued at approximately $90,128,969 million. CG Trust Company is the trustee for the assets held under the Company's 401(k) Plan (other than certain life insurance policies held under the trust for which William P. Leiser and Asuka Nakahara are the trustees). Employees (including members of management) are eligible to make voluntary contributions under the 401(k) Plan up to 15% of their annual compensation, subject to the applicable limitations in the Internal Revenue Code of 1986. The Company is permitted to make a discretionary contribution to the 401(k) Plan each fiscal quarter which will be allocated among participants as a matching contribution based on their contributions under the 401(k) Plan. The Company's policy is to match the lesser of (i) 50% of all contributions up to 6% of an employee's contribution and (ii) $5,000 per year. The 401(k) Plan permits employees to direct investments of their accounts in Common Stock and among a selection of mutual funds. The 401(k) Plan is intended to qualify as a profit sharing plan under 401(a) and 401(k) of the Code.

                         COMPENSATION COMMITTEE REPORT
                           ON EXECUTIVE COMPENSATION

ROLE OF THE COMPENSATION COMMITTEE

    The Compensation Committee of the Board of Directors (the "Committee") is currently composed of Messrs. Erwin, Heller and Moriarty. Each of Messrs. Erwin, Heller and Moriarty is a non-employee director of the Company. The Committee determines annual salary, bonuses and long-term incentive awards for the Company's Chairman of the Board, Chief Executive Officer and other executive officers. The Committee also administers the Long-Term Incentive Plan and, subject to the provisions of such plan, determines grants under it for all employees and consultants, including executive officers. The Committee held two meetings during the Company's fiscal year ended December 31, 1998. At those meetings the Committee reviewed the Company's compensation practices and made awards of stock options and restricted stock grants to certain key employees of the Company.

PRINCIPLES OF EXECUTIVE COMPENSATION

    The Company's executive compensation philosophy is designed to provide competitive levels of compensation that integrate pay with the Company's annual and long-term performance goals, reward above-average corporate performance, recognize individual initiative and achievements, assist the Company in attracting and retaining talented executives and aligning the interests of executives with the long-term interests of the Company's stockholders. The Company believes that the furtherance of these objectives is best accomplished by providing senior and other executives of the Company with compensation packages that consist of a combination of base salary, annual incentive bonus and long-term stock option and restricted stock grants. The Company's base salary component is designed to be comparable to median base salaries of real estate services companies and other service companies comparable in size to the Company. The Company emphasizes performance-related incentive compensation to reward the Company's executives for the creation of long-term stockholder value. The Company believes that this balance reflects each executive's position, tenure and experience, while providing them with strong financial incentives to achieve key business and individual performance objectives. The Company also believes that the resulting compensation package rewards high levels of performance in excess of other comparable organizations.

    The Company takes into account various qualitative and quantitative indicators of corporate and individual performance in determining the level of compensation for the senior executives (such as growth in earnings, EBITDA and the achievement of business unit growth) and may vary its quantitative measures from employee to employee and from year to year. The Company also recognizes the importance of individual achievements that may be difficult to quantify, and accordingly recognizes qualitative factors, such as demonstrated leadership and overall contributions to the Company.

    The Company determines competitive levels of compensation for executive positions based on information drawn from compensation surveys, proxy statements for comparator organizations and compensation consultants. The compensation surveys and proxy statements used are for real estate services companies and other service companies comparable in size to the Company.

    It should be noted that the value of any individual executive's compensation package will vary significantly based on performance. While the expected value of an executive's compensation package may be competitive, actual payments made to executives in a given year may be higher or lower than competitive market rates because of performance.

DESCRIPTION OF THE CURRENT EXECUTIVE COMPENSATION PROGRAM

    This section describes each of the principle elements of the Company's executive compensation program with specific reference to the objectives discussed above.

BASE SALARY PROGRAM

    The Company believes that it is crucial to provide competitive salaries in order to attract and retain talented executive officers. The objective of the Company's base salary program is to provide executive officers salaries that, in general, are at the market median. Base salaries for individual executives are set at levels considered appropriate in light of their position, level of revenue responsibility within the Company, tenure and performance. Base salaries are reviewed annually by the Committee and adjusted based on evaluations of the executive's past and projected contributions to the Company and changes in competitive pay levels.

ANNUAL CASH BONUS PLAN

    The Company's annual cash bonus plan assists the Company in rewarding and motivating key employees and provides cash compensation opportunities to plan participants. As a pay-for-performance plan, cash bonus awards are paid annually based on the achievement of performance objectives established for the Company and the executive's business unit. Cash bonus award ranges are targeted at levels which, when combined with the executive's base salary, are at the 75th percentile for cash compensation paid to executives at comparable companies.

    Under the Company's annual cash bonus plan, a target bonus is established for each level of the Company's officers that results in the payment of a specified percentage of the officer's salary if his or her goals and objectives are achieved for the relevant performance period. A minimum performance level must be achieved by the Company, the officer and/or his or her business unit before any bonus may be earned. Thereafter, an established progression rewards higher levels of achievement with greater bonus payments, subject to a predetermined maximum. For the Company's Chief Executive Officer and senior executives, bonus targets are measured against each officer's achievement of the goals and objectives outlined for such officer in the Company's business plan. The Company's Chief Executive Officer is eligible to receive an annual bonus of 0% to 200% of his annual salary, depending upon his performance as determined by the Committee and the Board of Directors. As a percentage of salary, bonuses for senior executives (other than the Chief Executive Officer) range from 0% to 175%, depending upon performance, as evaluated by the Chief Executive Officer and the Committee.

    The specific objectives and standards under the annual cash bonus plan are reviewed annually by the Company in order to ensure consistency with the Company's business strategy and prevailing market conditions.

ANNUAL STOCK OPTION GRANTS

    The Company believes that its key employees should have an ongoing stake in the long-term success of the Company's business. The Company also believes that the key employees should have a considerable portion of their total potential compensation based upon the performance of the Company's stock, since stock related compensation is directly tied to enhanced stockholder value.

    The Long-Term Incentive Plan authorizes the granting of incentive and nonqualified stock options and restricted stock awards to executives and other key employees and consultants of the Company and its subsidiaries. To align the interests of senior executives with the interests of stockholders, the Committee's current policy regarding such awards is to grant non-qualified stock options. However, the Committee has, in certain circumstances, granted restricted stock awards to certain key employees as it deemed appropriate. In connection with the Initial Public Offering, certain executive officers and other key employees were granted non-qualified stock options intended to provide long-term incentives to such officers and key employees during the period between November 1997 through December 1998. Under the Company's annual stock option grant program, the Company determines the levels of options to be granted to each of its executives based upon such executive's position, level of revenue responsibility within the Company, tenure and the achievement of performance objectives established for the Company and the Executive's business unit. The annual stock option grants have had an exercise price equal to the fair market value of a share of Common Stock at the time of the grant. To encourage retention, the ability to exercise options granted under this plan is generally subject to vesting restrictions. The estimated value of annual stock option awards granted under the Long-Term Incentive Plan (currently computed using a variation of the Black Scholes option pricing model) are generally targeted at a level which is at the 75th percentile of the value of long-term incentives granted to executives of comparable companies.

    The compensation of executive officers is periodically reviewed to ensure an appropriate mix of base salary, annual incentive and long-term incentive to provide competitive total direct compensation opportunities consistent with the pay philosophy articulated above.

ADDITIONAL LONG-TERM INCENTIVE PLAN AWARDS

    In addition to options granted under the Company's annual stock option grant program, executives may be eligible to receive additional stock option awards or cash payments under performance unit awards if the performance thresholds established for the executive are exceeded for a relevant performance period. Executives, at their election, also have the opportunity to receive a grant of stock options rather than a portion of their earned cash bonus. The terms of these programs are subject to change annually.

CHIEF EXECUTIVE OFFICER PAY

    The Committee reviews the compensation of the Chief Executive Officer, who is responsible for the strategic and financial performance of the Company, and the Committee's recommendation is subject to approval by the Board of Directors. Based on information available to the Committee, the Committee believes that Mr. Lippe's base salary and other compensation in 1998 was consistent with compensation being paid to other chief executive officers of comparable companies. Also, as noted before, the Chief Executive Officer is entitled to receive an annual bonus of 0% to 200% of his annual salary depending on achievement of goals and achievements set forth in the Company's business plan. In 1998, the Committee and the Board of Directors measured the Chief Executive Officer's performance against a national EBITDA target. The Company's performance exceeded the national EBITDA target set by the Committee and the Board of Directors for the fiscal year ended December 31, 1998, which entitled Mr. Lippe to a cash bonus of $700,000.

$1 MILLION PAY DEDUCTIBILITY CAP

    To the extent readily determinable, and as one of the factors in considering compensation matters, the Committee considers the anticipated tax treatment to the Company and to its executives of various payments and benefits. Some types of compensation payments and their deductibility (e.g., the spread on exercise of non-qualified options) depend upon the timing of an executive's vesting or exercise of previously granted rights. Further, interpretations of and changes in the tax laws and other factors beyond the Committee's control also affect the deductibility of compensation. For these and other reasons, the Committee will not necessarily limit executive compensation to that deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended. Therefore the Committee, subject to the factors provided above, has the discretion to grant awards which result in deductible compensation. The Committee will consider various alternatives to preserving the deductibility of compensation payments and benefits to the extent reasonably practicable and consistent with the Company's other compensation objectives.

    The Compensation Committee of the Board of Directors is:

                            James R. Erwin--Chairman
                               Jeffrey M. Heller
                              Rowland T. Moriarty

                       COMPENSATION COMMITTEE INTERLOCKS
                           AND INSIDER PARTICIPATION

    The Compensation Committee of the Company consists of Messrs. James R. Erwin, Jeffrey M. Heller and Rowland T. Moriarty.

    Mr. Erwin serves as Vice Chairman--Texas and Senior Client
Executive--Southwest of BankAmerica Corporation and was Vice-Chairman for Texas and Corporate Finance Executive--West of NationsBank Corp., BankAmerica Corporation's predecessor. The Company and an affiliate of NationsBank Corp. are parties to certain transactions described under "Certain Relationships and Related Transactions."

    Certain other directors are parties to, or have interests in, transactions with the Company, as described under the caption "Certain Relationships and Related Transactions."

                           CERTAIN RELATIONSHIPS AND
                              RELATED TRANSACTIONS

REINCORPORATION TRANSACTIONS

    The Company is a Delaware corporation that was formed in August 1997 to become the successor to Trammell Crow Company, a Texas close corporation (the "Predecessor Company"). In connection with the Initial Public Offering, the Company and TCC Merger Sub, Inc., a wholly owned subsidiary of the Company ("Merger Sub"), entered into a series of transactions (the "Reincorporation Transactions") to convert the legal form in which the Predecessor Company's business and operations were held from a Texas close corporation to a Delaware corporation. Pursuant to the Reincorporation Transactions, Merger Sub was merged (the "Reincorporation Merger") with and into the Predecessor Company. As a result of the Reincorporation Merger, the Predecessor Company's shareholders immediately prior to the effective time of the Reincorporation Merger (the "Effective Time") received, in the aggregate, 25,502,964 shares of Common Stock. In addition, the Company issued 2,295,217 shares of Common Stock immediately prior to the closing of the Initial Public Offering to CFH Trade-Names, L.P. ("CFH"), an affiliate of Crow Family Partnership, L.P. ("Crow Family"), in exchange for the Trade Name License (described below). Therefore, following the initial capitalization of the Company, the issuance of shares of Common Stock in the Reincorporation Merger and the issuance of shares of Common Stock in exchange for the Trade Name License, the Predecessor Company's shareholders immediately prior to the Effective Time received, in the aggregate, 27,799,181 shares of Common Stock, constituting approximately 82.02% of the outstanding Common Stock after giving effect to the Initial Public Offering.

    On August 1, 1997, the Predecessor Company granted to certain of its employees options to acquire an aggregate of 1,626 shares of its common stock, which constitutes all shares authorized under the Assumed Option Plan. At the Effective Time, the Company assumed the Predecessor Company's obligations with respect to all such options, and became obligated to issue up to an aggregate of 2,423,769 shares of Common Stock at a purchase price of $3.85 per share upon the exercise of such options. All of such options vested upon the closing of the Initial Public Offering and became exercisable 30 days thereafter. Under the Assumed Option Plan, the Predecessor Company granted an option to Mr. Concannon, a Named Executive Officer, which represents the right to acquire 29,813 shares of Common Stock. No additional options will be granted under the Assumed Option Plan.

    In connection with the Initial Public Offering, the Company granted options under the Long-Term Incentive Plan to acquire an aggregate of 2,348,455 shares of Common Stock to certain employees. The exercise price for such stock options was $17.50 per share. The grants include grants to acquire 58,529 shares made to each of the executive officers of the Company at the time of the Initial Public Offering and a grant to Mr. Williams to acquire 40,965 shares. The options vest ratably over a three-year period.

ROYALTY AGREEMENT AND LICENSE AGREEMENT

    Pursuant to a Royalty Agreement entered into between Mr. Trammell Crow, as an individual, and the Company on January 1, 1991, as ultimately assigned to CFH, Mr. Trammell Crow granted to the Company the exclusive right and license to use any of the Trammell Crow Company business or trade names, or any acronym or abbreviation thereof, in any business developing, acquiring, managing, financing, owning or investing in real estate for office, industrial or retail use in the United States or Canada. In September 1997, prior to the assignment of the Royalty Agreement to CFH, the Predecessor Company made a cash payment in an aggregate amount of approximately $1,405,000 to Crow Family in partial satisfaction of accrued royalty and consulting expenses. The Royalty Agreement was terminated immediately prior to the closing of the Initial Public Offering. On April 21, 1998, the Company paid $2,712,775 in the aggregate to CFH and Crow Family in payment of all unpaid amounts owed by the Company to CFH and Crow Family under the Royalty Agreement.

    The Company and CFH entered into a License Agreement immediately prior to the closing of the Initial Public Offering and upon termination of the Royalty Agreement. Pursuant to the terms of the License Agreement, and subject to certain quality standards, the Company was granted the right to use the name "Trammell Crow" in any business in any region around the world; provided, that the Company agreed that it will not engage in the residential real estate business under the name "Trammell Crow." The license granted pursuant to the License Agreement (the "Trade Name License") is perpetual, subject to the Company's continued use and compliance with certain quality standards and termination as a result of certain bankruptcy events. The Company is not obligated to pay any fees under the License Agreement. However, in exchange for the grant of the Trade Name License, the Company issued 2,295,217 shares of Common Stock to CFH immediately prior to the closing of the Initial Public Offering.

    Under the terms of the License Agreement, CFH has reserved the right to use the names "Crow Family Holdings" and "Crow Investment Trust" (and one approved substitute for either of such names) and derivations thereof in any business except the real estate services business. CFH is not required to change the name of certain of its existing affiliates which currently use names that would otherwise be prohibited under the License Agreement. However, CFH has agreed to use its reasonable efforts to prevent any entities from engaging in any new business activities without the entity changing its name to a permitted name under the License Agreement. CFH has also agreed not to use the name "Crow" in combination with the word "Company" or in combination with any word that connotes a real estate service business, including "Development," "Brokerage," "Management," "Property Management," "Services," "Corporate Services," "Infrastructure Management," "Leasing" or "Tenant Representation." In addition, CFH will not use "Crow" in the name of any entity that has securities registered under the Securities Act or the Securities Exchange Act of 1934; provided, however, that the names "Trammell Crow Residential Company," "Trammell Crow Residential" and "TCR" may be used for any public entity pursuant to the terms of applicable agreements among Trammell Crow Residential Company, CFH or its affiliates and, if applicable, the Company. CFH can use the name "Crow" in the name of any privately held entity that is not engaged in the real estate business if the name also includes a descriptive word (E.G., "Crow Publishing"). CFH has agreed to use its reasonable efforts to assure that other family members of Mr. Trammell Crow will comply with the License Agreement as if they were parties to the agreement.

CONSULTING ARRANGEMENTS

    In January 1991, the Company entered into consulting arrangements (the "Consulting Arrangements") with Mr. Williams and an affiliate of Mr. Harlan Crow. Mr. Crow's interest was subsequently assigned to Crow Family. Pursuant to the Consulting Arrangements, Mr. Williams and Crow Family received payments computed by paying them a fixed percentage of earnings of each Project and Business Unit. In connection with the termination of the Consulting Arrangements, Mr. Williams received a payment of $1,555,918. On April 21, 1998, the Company paid to Crow family $331,419 in satisfaction of all amounts owed to Crow Family under the Consulting Arrangements. The Consulting Arrangements were terminated as of the closing of the Initial Public Offering.

CROW HOLDINGS AND CERTAIN INVESTMENT FUNDS

    Crow Realty Investors, L.P. d/b/a Crow Holdings is wholly owned by Crow Family. Mr. Harlan Crow, a director of the Company, is the chief executive officer of Crow Family's general partner. Since its inception in 1994, Crow Holdings has co-invested with the Company and various of its subsidiaries in 16 projects in the areas of industrial development, build-to-suit arrangements, land acquisitions and other real-estate related projects.

    Beginning in 1995, the Company, directly and through its subsidiary Trammell Crow Capital Company, and certain senior employees of the Company and its affiliates, through Trammell Crow Investment Fund 1995 L.P., a Delaware limited partnership ("Fund I"), have co-invested on a side-by-side basis with Crow Holdings and Mr. Williams in six and four real-estate related projects, respectively. Trammell Crow

Investments, Inc., the general partner of Fund I, is a subsidiary of Trammell Crow Capital Company. No contributions to these projects were made in 1998. Through December 31, 1998, the Company received distributions from these projects of approximately $3,720,080. The senior employees of the Company invest in the projects indirectly as limited partners in Fund I. The following reflects total investments and distributions related to Fund I through December 31, 1998, for the Named Executive Officers: Mr. Lippe, $150,000 and $199,161; Mr. Nakahara, $25,000 and $33,193; Mr. Maddux, $50,000 and $66,387; Mr. Sulentic,
$25,000 and $33,193; and Mr. Blackwell, $100,000 and $132,775; respectively. No additional capital contributions were made to Fund I during 1998 by the executive officers of the Company.

    Beginning in February 1996, the Company, through its subsidiary Trammell Crow Capital Company II, Inc., and certain directors and senior employees of the Company and its affiliates have collectively invested in Trammell Crow Investment Fund II, L.P., a Delaware limited partnership which makes investments that emphasize real-estate related projects ("Fund II"). Trammell Crow Investments II, Inc., the general partner of Fund II, is a subsidiary of Trammell Crow Capital Company II, Inc. The senior employees of the Company invest as limited partners through Trammell Crow Individual Investment Fund 1996, L.P. in Fund II. Through December 31, 1998, the Company made contributions to Fund II of approximately $1,707,000 and received distributions from Fund II of approximately $1,041,182. The following reflects total investments and distributions related to Fund II through December 31, 1998, for the Named Executive Officers: Mr. Lippe, $184,000 and $116,541; Mr. Nakahara, $92,000 and $58,269; Mr. Maddux, $46,000 and $29,136; Mr. Concannon, $46,000 and $29,136;
Mr. Rothacker, $46,000 and $29,136; Mr. Sulentic, $23,000 and $14,567; and Mr.
Blackwell, $230,000 and $145,676, respectively. In addition, an affiliate of Mr. Williams, a director of the Company, made investments in Fund II of $690,000 and received distributions of $437,025 through December 31, 1998.

    Fund II currently invests in several related limited partnerships that are all affiliates of Crow Family and are collectively referred to as the "DFW Fund." The aggregate amount invested in and distributions received from DFW Fund by Fund II through December 31, 1998, is $491,983 and $244,056, respectively. Through December 31, 1998, the Company (through direct investment outside of Fund II) and Crow Holdings have invested an aggregate of approximately $491,983 and $3,345,491, respectively, in DFW Fund and have received distributions totaling $244,056 and $1,659,578, respectively. As of December 31, 1998, an affiliate of Mr. Williams has invested $479,964 in DFW Fund and received distributions of $244,056. Through December 31, 1998, an affiliate of Mr. Williams contributed approximately $1,450,158 to projects in which DFW Fund has an interest and received distributions from those projects of approximately $1,241,737. At December 31, 1998, the Company and Crow Holdings contributed approximately $998,731 and $8,427,168, respectively, to projects in which DFW Fund had an interest, and the Company received distributions of approximately $1,012,151. Through December 31, 1998, the aggregate amount contributed by Fund II to projects in which DFW Fund had an interest was $2,350,158 and the aggregate amount distributed to Fund II from such projects was $1,241,737. The Company has also agreed not to invest in certain investment opportunities in the Dallas/Fort Worth metropolitan area without first offering the investment opportunity to the DFW Fund.

    Prior to January 1, 1998, Crow Holdings had a substantial ownership interest in TCC Retail BTS Limited Partnership ("Retail BTS"), a Texas limited partnership which has a wholly owned subsidiary of the Company as its general partner. Retail BTS develops, owns and operates real estate projects leased to national retail chains. Through December 31, 1997, Crow Holdings had invested an aggregate of $374,000 in Retail BTS, and in 1997 Crow Holdings received approximately $294,000 in payments in 1997. Effective January 1, 1998, Crow Holdings sold its interest in Retail BTS to the Company in exchange for a cash payment of $275,000.

CROW FAMILY

    During 1998, the Company received 5.5% of its total revenue from a commercial real estate asset base principally owned by parties related to the partnerships, corporations and other entities or individuals doing business as Trammell Crow Company prior to 1991. Crow Family 1991 Limited Partnership (an affiliate of Crow Family and Mr. Harlan Crow) and Mr. Williams, a director of the Company, own significant interests in this commercial asset base.

STOCKHOLDERS' AGREEMENT

    Contemporaneously with the Reincorporation Transactions, the Company, Crow Family, CFH and Mr. Williams entered into a Stockholders' Agreement, pursuant to which the Company agreed, subject to certain limitations and under certain circumstances, to register for sale shares of Common Stock that are held by certain parties thereto (collectively, the "Registrable Securities"). Of the shares of Common Stock issued in the Reincorporation Transactions, 9,369,035 were Registrable Securities. The Stockholders' Agreement provides that Crow Family and Mr. Williams may, from and after the first anniversary of the Initial Public Offering, require the Company upon written notice to register for sale such Registrable Securities (a "Demand Registration"), provided that the Company has no obligation to effect more than six underwritten Demand Registrations and shall only be obligated to effect the sixth underwritten Demand Registration if all remaining Registrable Securities of Crow Family are to be registered and the total amount of Registrable Securities to be included in any underwritten Demand Registration has a market value of at least $25 million. The Company has no obligation to (i) effect an underwritten Demand Registration within nine months (or file such Registration Statement within seven months) after the effective date of the immediately preceding Demand Registration or (ii) effect a shelf Demand Registration within 12 months (or file such Registration Statement within ten months) after such effective date. In addition, the Company is only required to register a number of shares of Common Stock for sale pursuant to a shelf Demand Registration that is less than or equal to five times the amount limitation prescribed by Rule 144. The holders of Registrable Securities may request an unlimited number of shelf Demand Registrations.

    The Stockholders' Agreement also provides that, subject to certain exceptions, in the event the Company proposes to file a registration statement with respect to an offering of any class of equity securities, other than certain types of registrations, the Company will offer the holders of Registrable Securities the opportunity to register the number of Registrable Securities they request to include (a "Piggyback Registration"), provided that the amount of Registrable Securities requested to be registered may be limited by the underwriters in an underwritten offering based on such underwriters' determination that inclusion of the total amount of Registrable Securities requested for registration exceeds the maximum amount that can be marketed at a price reasonably related to the current market price of the Common Stock or without materially and adversely affecting the offering. The Company will generally be required to pay all of the expenses of Demand Registrations and Piggyback Registrations, other than underwriting discounts and commissions; provided, however, that only 50% of the expenses of underwritten Demand Registrations will be borne by the Company after the first three such Demand Registrations and all road show expenses in connection with any Demand Registration will be borne by the holders of Registrable Securities.

    Under the terms of the Stockholders' Agreement, the Company granted Crow Family the right to nominate a member of the Board of Directors. Mr. Harlan Crow is Crow Family's nominee. Certain executive officers of the Company have agreed to vote their shares of Common Stock in favor of the nominee of Crow Family. Crow Family's right to nominate a director will terminate on the first date Crow Family's beneficial ownership of Common Stock represents the lesser of (i) less than 12.5% of the then outstanding Common Stock or (ii) less than 50% of the shares of Common Stock owned on the date of execution of the agreement; provided, however, that in no event will the Company be obligated to nominate a Crow Family designee beyond the first date on which the beneficial ownership of shares of Common Stock held by Crow Family represents less than 5% of all then outstanding shares of such class. For purposes of the Stockholders' Agreement, Crow Family's beneficial ownership of Common Stock is defined as both shares of Common Stock owned by Crow Family and those owned by CFH. In connection with any private sale of Common Stock by Crow Family, other than to an affiliate, Crow Family will agree to give the Company 15 days notice prior to effecting such sale.

    Each of Crow Family and the Company has agreed, prior to the fifth anniversary of the date of the Stockholders' Agreement, not to solicit the other's officer-level employees concerning potential employment without prior notice to the other party. In addition, each of Crow Family and the Company has agreed not to hire any employee that was improperly solicited until the earlier of (i) the involuntary termination of such officer-level employee by his/her employer and (ii) the first anniversary of the last incident of solicitation of such employee in violation of the agreement.

THE KINETIC GROUP

    On January 1, 1997, the Company invested in The Kinetic Group Limited Partnership (the "Kinetic Group"), a Texas limited partnership in which senior executives of Wyndham International, Inc. and affiliates of Crow Family (collectively, the "Wyndham Investors") own a substantial interest. The Kinetic Group operates as an independent third-party contractor to provide certain management information services, telecommunications, and computer hardware and software management and maintenance services. The Wyndham Investors and the Company share equally in all profit distributions of the Kinetic Group. Each of the Company and a subsidiary of Wyndham International, Inc., has entered into a management information system agreement for an initial term of five years with the Kinetic Group to provide these services. The Company paid service fees to the Kinetic Group of approximately $4,135,000 and $4,468,000 for the years ended December 31, 1997 and 1998, respectively.

FAISON ACQUISITIONS

    In July, 1998, the Company acquired a portion of the businesses of Faison & Associates ("Faison") and Faison Enterprises, which are engaged in the development, leasing and management of office and retail properties located primarily in the Midatlantic and Southeast regions of the United States (the "Faison Acquisition"). In exchange for the acquired businesses, the Company paid $36.1 million in cash and delivered a $2.0 million promissory note that bears interest at an annual rate of 6.0%. The note matures on April 30, 2000 and is payable in eight equal quarterly installments. As of March 31, 1999, the outstanding principal balance of this note was $1,250,000. In connection with the Faison Acquisition, Mr. Henry Faison and Faison Enterprises purchased an aggregate of 127,828 shares of Common Stock for $4.0 million (at a price of $31.29 per share). At the closing, Mr. Faison was elected to serve as a Class III Director on the Company's Board of Directors with a term expiring at the Company's annual meeting of stockholders in 2000.

    In connection with the Faison Acquisition, the Company entered into employment agreements with four key employees, including Mr. Faison, and in connection with such employment agreements the Company paid an aggregate of $1.0 million in exchange for certain covenants not to compete. The Company granted to employees of the acquired businesses who were retained after the closing options to purchase an aggregate of 36,504 shares of Common Stock at an exercise price of $32.875 per share and options to purchase an aggregate of 34,920 shares of Common Stock at an exercise price of $31.50 per share (the fair market value of the Common Stock on the respective dates of grant). In addition, in August 1998, the Company authorized the grant of an aggregate of 63,490 restricted shares of its Common Stock to certain employees of the acquired businesses who were retained after the closing. An aggregate of 60,315 shares were issued on October 7, 1998 to grantees employed by the Company at that date and will vest on July 2, 2000 if the grantee has been continuously employed by the Company from the date of closing. The remaining 3,175 restricted shares were forfeited prior to issuance due to the grantees terminating their employment with the Company.

    In connection with the Faison Acquisition, the Company, Faison Enterprises and another affiliate of Faison Enterprises entered into a Merchant Build/Right of First Refusal Agreement pursuant to which

Faison Enterprises has acquired a right of first refusal to invest in, and provide the financing for, certain new retail real estate projects that are initiated by the Company out of certain offices formerly operated by Faison Enterprises or with the assistance of certain former Faison employees prior to January 1, 2001. If Faison Enterprises elects to exercise its right of first refusal with respect to such a retail project, the Company is obligated to transfer its rights with respect to such project to Faison Enterprises. Faison Enterprises will be obligated to use reasonable commercial efforts to develop, and arrange for the financing of the development of, such retail project. Subject to the right of Faison Enterprises to withhold amounts to provide for the payment of operating deficits incurred on other retail projects, the Company will be entitled to receive 40% of the distributions that Faison Enterprises or its affiliates receive from each retail project developed pursuant to the Merchant Build/First Refusal Agreement after Faison Enterprises has recovered the initial capital it invests in the project and received a specified rate of return on such investment. If the Company receives any such interests in 1999, it is required to award 50% of such interests to certain key Faison employees other than Mr. Faison. Certain matters that are to be determined under the Merchant Build/First Refusal Agreement, such as whether a particular expense is to be considered capital that would be the responsibility of Faison Enterprises or an operating expense shared by the Company and the amounts that are to be withheld from distributions, may involve an inherent conflict between the interests of the Company and the interests of Faison Enterprises. The Company is obligated to pay Faison Enterprises an additional $1.0 million if retail development construction starts funded through this development program exceed certain levels in 1999 and 2000.

    The Company and Faison Enterprises have also entered into a Real Estate Services Agreement, which contemplates that the retail projects developed pursuant to the Merchant Build/Right of First Refusal Agreement, as well as certain other properties controlled by Faison Enterprises, will be managed by the Company. In exchange for such management services, the Company will be entitled to receive a fee that was determined as the result of arms length negotiations. The term of the Real Estate Services Agreement is five years, but the agreement may be terminated earlier upon the occurrence of certain events of default.

    During 1998, the Company received 1.9% of its total revenues from the management of properties owned or controlled by Mr. Faison or Faison Enterprises, including but not limited to all revenues received pursuant to the Merchant Build/Right of First Refusal Agreement and the Real Estate Services Agreement.

    On January 15, 1999, the Company acquired Faison (Chile) S.A. ("Faison Chile") from Faison Enterprises. Faison Chile is a commercial real estate services firm operating in Santiago, Chile. In exchange for all of the business of Faison Chile, the Company paid Faison Enterprises $2.0 million in cash and agreed to deliver Faison Enterprises up to $2.0 million in additional contingent payments. These contingent payments are to be paid from 75% of the acquired business' 1999, 2000 and 2001 EBITDA in excess of certain specified thresholds.

RELATIONSHIP WITH DIRECTOR NOMINEE

    On December 1, 1997, the Company obtained a $150 million line of credit arranged by NationsBank of Texas, N.A. as administrative agent (the "NationsBank Facility"). The Company has borrowed and expects to borrow under the NationsBank Facility to finance acquisitions, to fund its co-investment activities and to provide the Company with an additional source of working capital. James R. Erwin serves as Vice Chairman-Texas and Senior Client Executive-Southwest of BankAmerica Corporation and was Vice Chairman of Texas and Corporate Finance Executive-West for NationsBank Corp., a predecessor of BankAmerica Corporation. During 1997 and 1998 the Company paid NationsBank Corp. interest and fees totaling approximately $1,130,211 and $4,171,812, respectively.

    BankAmerica Corporation is also a customer in the ordinary course of the Company's infrastructure management services business. NationsBank Corp., a predecessor of BankAmerica Corporation, was the Company's second largest infrastructure management services customer (in terms of revenue generated) during the fiscal year ended December 31, 1998. The Company recorded revenues of approximately $10,655,000 and $15,648,000 in 1997 and 1998, respectively, from services provided to BankAmerica Corporation, representing 3% of the Company's total revenues in 1997 and 1998.

POLICY WITH RESPECT TO RELATED PARTY TRANSACTIONS

    The Company has implemented a policy requiring that any material transaction (or series of related transactions) between the Company and related parties be approved by a majority of the disinterested directors, upon such Directors' determination that the terms of the transaction are no less favorable to the Company than those that could have been obtained from unrelated third parties. The policy defines a material related party transaction (or series of related transactions) as one involving a purchase, sale, lease or exchange of property or assets or the making of any investment with a value to the Company in excess of $1.0 million or a service agreement (or series of related agreements) with a value in excess of $1.0 million in any fiscal year. There can be no assurance that this policy will insure that all transactions between the Company and related parties are on terms that are no less favorable to the Company than those that could have been obtained from unrelated third parties.

                               PERFORMANCE GRAPH

    The Performance Graph shown below was prepared by the Company for use in this Proxy Statement. Note that historic stock price performance is not necessarily indicative of future stock performance. The graph was prepared based upon the following assumptions:

    1. $100 was invested in the Company's Common Stock, the NYSE Market Index and the Company's Peer Group (as defined below) on November 25, 1997 (the date the Company's Common Stock was first traded on the New York Stock Exchange).

    2. Peer Group investment is weighted based on the market capitalization of each individual company within the Peer Group at the beginning of the comparison period.

    3.  Dividends are reinvested on the ex-dividend dates.

    The companies that comprise the Company's Peer Group for purposes of stockholder return comparisons are as follows: CB Richard Ellis Services, Inc., Grubb & Ellis Company, Jones Lang LaSalle Incorporated and Insignia/ESG Holdings, Inc. The companies that comprised the Company's Peer Group in the Company's 1998 Proxy Statement for purposes of stockholder return comparisons were as follows: CB Commercial Real Estate Services Group, Inc., Grubb & Ellis Company, LaSalle Partners Inc. and Insignia Financial Group, Inc. The Company's Peer Group changed due to the merger of LaSalle Partners Inc. and Jones Lang Wootton (which created Jones Lang LaSalle Incorporated), the merger of CB Commercial Real Estate Services Group, Inc. and REI Limited (which created CB Richard Ellis Services, Inc.) and the corporate restructuring of Insignia Financial Group, Inc. (which created Insignia/ ESG Holdings, Inc).

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            TRAMMELL CROW COMPANY     PEER GROUP    NYSE MARKET INDEX
11/25/97                    $100.00       $100.00              $100.00
12/31/97                    $118.39       $100.16              $102.52
12/31/98                    $128.74        $65.52              $122.00

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS,
                            DIRECTORS AND MANAGEMENT

    The following table sets forth certain information with respect to the beneficial ownership as of March 31, 1999, of the Company's Common Stock by (i) each person known to the Company to be the beneficial owner of 5% or more of the shares of Common Stock outstanding; (ii) each director; (iii) each Named Executive Officer; and (iv) directors and executive officers of the Company as a group. Unless otherwise indicated, to the Company's knowledge, each person has sole voting (subject to the terms of the Stockholders' Agreement) and dispositive power over the shares indicated as owned by such person. Unless otherwise indicated, all stockholders set forth below have the same principal business address as the Company.

                                                         NUMBER OF            PERCENTAGE OF SHARES
NAME                                                   SHARES OWNED           BENEFICIALLY OWNED(1)
--------------------------------------------------  -------------------       ---------------------
Crow Family Partnership, L.P......................    4,236,829                       12.1%
  3200 Trammell Crow Center
  2001 Ross Avenue
  Dallas, Texas 75201
CFH Trade-Names, L.P..............................      855,137                        2.4%
CFH Capital Resources, L.P........................    1,327,489                        3.8
J. McDonald Williams..............................    1,524,789(2)                     4.4%
George L. Lippe...................................      702,759(3)(4)                  2.0%
H. Pryor Blackwell................................      509,519(4)                     1.5%
William Concannon.................................      325,448(4)(5)                    *
William C. Maddux.................................      287,412(4)                       *
Asuka Nakahara....................................      374,145(4)                     1.1%
Robert E. Sulentic................................      229,614(4)(6)                    *
William R. Rothacker..............................      490,585(4)(7)                  1.4%
Phillip W. Norwood................................       12,698(8)                       *
Harlan R. Crow....................................    6,428,074(9)(10)                18.3%
  3200 Trammell Crow Center
  2001 Ross Avenue
  Dallas, Texas 75201
James D. Carreker.................................      136,457(10)                      *
James R. Erwin....................................       12,619(10)                      *
Henry J. Faison...................................      127,828(11)                      *
Rowland T. Moriarty...............................       18,619(10)(12)                  *
Jeffrey M. Heller.................................        8,619(10)                      *
Directors, director nominees and executive
  officers as a group (15 persons)................   11,189,185(13)                     32%

------------------------
 (1) Based on 35,037,249 shares of Common Stock outstanding on March 31, 1999.

 (2) Includes 13,655 shares that may be acquired upon the exercise of options, 951 shares held indirectly through the Company's 401(k) Plan and 684 shares acquired under the Company's Employee Stock Purchase Plan.

 (3) Includes 2,252 shares held in trust for the benefit of George L. Lippe's minor children. Mr. Lippe is the trustee of the trust. Also includes 957 shares acquired under the Company's Employee Stock Purchase Plan.

 (4) Includes 19,509 shares that may be acquired upon the exercise of options.

 (5) Includes 29,813 shares that may be acquired upon the exercise of options.

 (6) Includes 23,000 shares owned by Mr. Sulentic's wife.

 (7) Includes 384 shares acquired under the Company's Employee Stock Purchase Plan.

 (8) Consists of 12,698 shares that may be acquired upon the exercise of options.

 (9) Consists of all shares held by Crow Family Partnership, L.P., all shares held by CFH Trade-Names, L.P., and all shares held by CFH Capital Resources, L.P. Crow Family, Inc. is an affiliate of all such partnerships. Mr. Crow is a director of Crow Family, Inc. and trustee of certain family trusts which hold a significant equity interest in each such partnership. Mr. Crow disclaims beneficial ownership of all such shares held by such partnerships.

(10) Includes 8,619 shares that may be acquired upon the exercise of options.

(11) Includes 63,914 shares held of record by Faison Enterprises, a non-profit corporation of which Mr. Faison is the sole member. Although Mr. Faison currently has the right to designate all of the members of the board of directors of Faison Enterprises, he has no pecuniary interest in such shares of Common Stock. Mr. Faison disclaims ownership of all shares of Common Stock held by Faison Enterprises.

(12) Includes 2,000 shares held indirectly through a non-issuer profit sharing plan.

(13) Includes 219,099 shares that may be acquired upon the exercise of options within the next 60 days.

                        SECTION 16 BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, executive officers and holders of more than 10% of its shares of Common Stock to file with the Securities and Exchange Commission and the New York Stock Exchange initial reports of ownership of shares of Common Stock and reports of changes in such ownership. The Commission's rules require such persons to furnish the Company with copies of all Section 16(a) reports that they file. Based on a review of these reports and on written representations from the reporting persons that no other reports were required, the Company believes that the applicable Section 16(a) reporting requirements were complied with for all transactions which occurred in 1998, with the exception of a Form 4 filed on behalf of Crow Family Partnership, L.P. in October of 1998 disclosing the transfer of 717,589 shares of Common Stock by Crow Family Partnership, L.P. to CFH Capital Resources, L.P. on February 2, 1998.

                             ADDITIONAL INFORMATION

STOCKHOLDER PROPOSALS

    Because of a recent change to Rule 14a-4(c)(1) promulgated under the Securities Exchange Act of 1934, as amended, the Company's management will have discretionary authority to vote on any matter of which the Company does not receive notice by March 6, 2000, with respect to proxies submitted to the 2000 Annual Meeting of the Company's Stockholders. This rule change does not affect the deadline set forth in Rule 14a-8 promulgated under the Exchange Act for including a stockholder proposal in the Board of Directors' solicitation of proxies. Therefore, in order to be included in the Board of Directors' solicitation of proxies relating to the 2000 Annual Meeting of the Company's Stockholders, a stockholder proposal must be received by the Secretary of the Company at 2001 Ross Avenue, Suite 3400, Dallas, Texas 75201, no later than December 21, 1999. Pursuant to the Company's Certificate of Incorporation, in order to nominate persons for election to the Board of Directors at the 2000 Annual Meeting of the Company's Stockholders, a stockholder must deliver notice, in the form specified in the Company's Certificate of Incorporation, to the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the scheduled date of the 2000 Annual Meeting of the Company's Stockholders, which has not yet been determined.

ANNUAL REPORT

    The Company's Annual Report to stockholders for the fiscal year ended December 31, 1998, including financial statements, is being mailed herewith to all stockholders entitled to vote at the Annual Meeting. The Annual Report does not constitute a part of the proxy solicitation material.

                                          By Order of the Board of Directors,

                                          Derek R. McClain
                                          SECRETARY

                                   APPENDIX A
              SUMMARY DESCRIPTION OF THE LONG-TERM INCENTIVE PLAN

GENERAL

    The purpose of the Trammell Crow Company Long-Term Incentive Plan (the "Long-Term Incentive Plan") is to provide an incentive for employees, directors and certain consultants and advisors of the Company or its subsidiaries to remain in the service of the Company or its subsidiaries, to extend to them the opportunity to acquire a proprietary interest in the Company so that they will apply their best efforts for the benefit of the Company and to aid the Company in attracting able persons to enter the service of the Company or its subsidiaries. To accomplish this purpose, the Long-Term Incentive Plan offers a proprietary interest in the Company through the distribution of awards ("AWARDS") including (i) incentive stock options qualified as such under U.S. federal income tax laws ("INCENTIVE OPTIONS"), (ii) stock options that do not qualify as incentive stock options ("NONSTATUTORY OPTIONS"), (iii) stock appreciation rights ("SARS"), (iv) restricted stock awards ("RESTRICTED STOCK AWARDS"), and (v) performance units ("PERFORMANCE UNITS"). See "--Shares and Other Awards."

    No awards may be made under the Long-Term Incentive Plan after the date that is ten years from the date of stockholder approval of the last amendment to the Long-Term Incentive Plan which involved an increase in authorized shares of Common Stock subject to the Long-Term Incentive Plan.

    The Long-Term Incentive Plan, in part, is intended to qualify under the provisions of Sections 422 of the Internal Revenue Code of 1986, as amended (the "CODE"). See "Federal Income Tax Consequences." The Long-Term Incentive Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

ADMINISTRATION OF THE LONG-TERM INCENTIVE PLAN

    The Board of Directors has appointed the Compensation Committee (the "Committee") to administer the Long-Term Incentive Plan. The Committee has broad discretion to administer the Long-Term Incentive Plan, interpret its provisions, and adopt policies for implementing the Long-Term Incentive Plan. This discretion includes the ability to select the recipient of an award, determine the type and amount of each Award, establish the terms of each Award, accelerate vesting or exercisability of an award, extend the exercise period for an Award, determine whether performance conditions have been satisfied, waive conditions and provisions of an Award, permit the transfer of an Award to family trusts and other persons and otherwise modify or amend any Award under the Long-Term Incentive Plan.

PERSONS WHO MAY PARTICIPATE IN THE PLAN

    Any person (a "PARTICIPANT") is eligible to participate in the Long-Term Incentive Plan if that person is (a) an employee of the Company or any of its subsidiaries, including officers and directors of the Company who are also employees of the Company or of any of its subsidiaries, (b) a non-employee director of the Company, or (c) any other person that the Committee designates as eligible for an Award (other than Incentive Options) because the person performs bona fide consulting or advisory services for the Company or any of its subsidiaries (other than services in connection with the offer and sale of securities in a capital-raising transaction). These eligibility standards have been restated, without modification, in the proposed amendment to the Long-Term Incentive Plan. The eligibility provisions have been restated in the proposed amendment merely because the group of individuals eligible to receive awards under a plan designed to award fully deductible performance based compensation must be approved by the shareholders of the Company. The Company currently has 6 non-employee directors, 9 officers and approximately 5,000 other employees who are eligible to participate in the Long-Term Incentive Plan.

    A Participant under the Long-Term Incentive Plan will be eligible to receive Nonstatutory Options, SARs, Restricted Stock Awards and Performance Units. A Participant may also be eligible to receive an Incentive Option if the Participant (a) is an employee of the Company or one of its corporate subsidiaries and (b) immediately before the time the Incentive Option is granted, the Participant does not own stock possessing more than ten percent of the total combined voting power or value of all classes of stock of the Company or a subsidiary unless, at the time the Incentive Option is granted, the exercise price of the Incentive Option is at least 110% of the fair market value of the Common Stock underlying the Incentive Option and the Incentive Option is not, by its terms, exercisable after the fifth anniversary of the date of grant.

SHARES AND OTHER AWARDS

    SHARES SUBJECT TO THE LONG-TERM INCENTIVE PLAN. The maximum aggregate number of shares of Common Stock in respect of which awards may be granted for all purposes under the Long-Term Incentive Plan is currently 5,334,878. If the amendment proposed by the Board of Directors at the Annual Meeting is adopted, the maximum aggregate number of shares of Common Stock in respect of which awards may be granted for all purposes under the Long-Term Incentive Plan will increase by 3,300,000 to 8,634,878. If Common Stock subject to any Award is not issued or transferred, or ceases to be issuable or transferable for any reason, including (but not exclusively) because an Award is forfeited, terminated, expires unexercised, is settled in cash in lieu of Common Stock or is exchanged for other Awards, the shares of Common Stock that were subject to that Award shall again be available for issue, transfer or exercise pursuant to Awards under the Long-Term Incentive Plan to the extent of such forfeiture, termination, expiration, settlement or exchange. The Common Stock sold pursuant to the Long-Term Incentive Plan may be shares originally issued by the Company, shares held by the Company in treasury, shares which have been reacquired by the Company or shares which have been bought on the market for the purposes of the Long-Term Incentive Plan. There are no fees, commissions or other charges applicable to a purchase of Common Stock under the Long-Term Incentive Plan.

    OUTSTANDING AWARDS. As of March 31, 1999, the Company had granted 92,680 shares of restricted stock under the Long-Term Incentive Plan. As of March 31, 1999, options to acquire an aggregate of 3,473,929 shares of Common Stock under the Long-Term Incentive Plan were outstanding. The exercise prices for such stock options range from $17.50 to $36.00.

    STOCK OPTIONS. The Company may grant to Participants (i) Incentive Options (only to eligible Participants) and (ii) Nonstatutory Options (collectively, "Options"). The Committee determines the exercise price of each option granted under the Long-Term Incentive Plan. The exercise price for an Incentive Option must not be less than the fair market value of the Common Stock on the date of grant, and the exercise price of Nonstatutory Options must not be less than 85% of the fair market value of the Common Stock on the date of grant. Stock options may be exercised as the Committee determines, but not later than ten years from the date of grant in the case of Incentive Options. At the discretion of the Committee, holders may use shares of Common Stock to pay the exercise price, including shares issuable upon exercise of the option.

    SARs. A SAR may be awarded in connection with or separate from a stock option. A SAR is the right to receive an amount in cash or stock equal to the excess of the fair market value of a share of the Common Stock on the date of exercise over the exercise price specified in the agreement governing the SAR (for SARs not granted in connection with a stock option) or the exercise price of the related stock option (for SARs granted in connection with a stock option). A SAR granted in connection with a stock option will entitle the holder, upon exercise, to surrender the related stock option or portion thereof relating to the number of shares for which the SAR is exercised. The surrendered stock option or portion will then cease to be exercisable. Such a SAR is exercisable or transferable only to the extent that the related stock option is exercisable or transferable. A SAR granted independently of a stock option will be exercisable as the Committee determines. The Committee may limit the amount payable upon exercise of any SAR. SARs may be paid in cash, stock or a combination of cash and stock, as the Committee provides in the agreement governing the SAR.

    RESTRICTED STOCK. A Restricted Stock Award is a grant of shares of Common Stock that are nontransferable or subject to risk of forfeiture until specific conditions are met. The restrictions will lapse in accordance with a schedule or other conditions as the Committee determines. During the restriction period, the holder of a Restricted Stock Award may, in the Committee's discretion, have certain rights as a stockholder, including the right to vote the stock subject to the award or receive dividends on that stock. Restricted stock may also be issued upon exercise or settlement of options, SARs or Performance Units.

    PERFORMANCE UNITS. Performance Units are performance-based awards payable in cash, stock or a combination of both. The Committee may select any performance measure or combination of measures as conditions for cash payments or stock issuances under the Long-Term Incentive Plan. The proposed amendment revises the Long-Term Incentive Plan such that Awards granted in the form of Performance Units may be subject to payment upon the satisfaction of performance goals during any period of up to 10 fiscal years in duration. Currently, the Long-Term Incentive Plan bases the payment of Performance Units on the satisfaction of performance goals during a period of at least one fiscal year and not more than 10 fiscal years. This portion of the amendment has been designed to assure that Performance Units may be granted under terms that would result in deductible compensation for federal income tax purposes. Specifically, in order to comply with the requirements for deductible compensation, the performance criteria for certain awards must be established no later than 90 days after the start of the performance period to which the Award relates, or if earlier the passage of 25% of the performance period. The proposed amendment will revise the definition of performance period in order to assure that the performance criteria for certain awards, including those to be granted with respect to the 1999 performance period, are established in a timely manner.

    PERFORMANCE AWARDS. The Committee may designate that certain Awards granted under the Long-Term Incentive Plan constitute "performance" Awards. A performance Award is any Award the grant, exercise or settlement of which is subject to one or more performance standards. Additionally, performance Award also means an Award granted to the chief executive officer or any person designated by the Committee, at the time of grant of the performance Award, as likely to be one of the next four highest paid officers of the Company (a "Covered Employee") which is an Option or an SAR if the exercise price equals or exceeds the fair market value of the associated Common Stock. In each calendar year during any part of which the Long-Term Incentive Plan is in effect, a Participant may not be granted performance Awards in the form of Options, SARs or Restricted Stock Awards relating to more than 500,000 shares of Common Stock in the aggregate. In addition, the maximum compensation that may be earned under any Awards granted as Performance Units by any one individual in any calendar year shall be $5 million. One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified subsidiaries, business or geographical units or customer groups of the Company (except with respect to the total shareholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for such Performance Awards: (i) earnings per share; (ii) revenue targets; (iii) cash flow targets; (iv) cash flow return targets; (v) return on net assets, return on assets, return on investment, return on capital, return on equity; (vi) economic value added formula; (vii) operating margin or contribution margin; (viii) net income; pretax earnings; pretax earnings before interest, depreciation and amortization; pretax operating earnings after interest expense and before incentives, service fees, and extraordinary or special items; operating income; pretax earnings before interest, depreciation and/or amortization; (ix) total shareholder return; (x) debt reduction; and (xi) any of the above goals determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor's 500 Stock Index or a group of comparator companies, including the group selected by the Company for purposes of the stock performance graph contained in this Proxy Statement. The concept of a performance Award, the share and compensation limitations applicable to such Awards and the business criteria that may be utilized in connection with the granting or vesting of such Awards has been added to the Long-Term Incentive Plan by the proposed amendment. The addition of such performance Award concepts is intended to ensure that all Awards granted under the Long-Term Incentive Plan may continue to be fully deductible for federal income tax purposes.

OTHER PROVISIONS

    TAX WITHHOLDING. At the Committee's discretion and subject to conditions that the Committee may impose, a participant's tax withholding with respect to an award may be satisfied by the withholding of shares of Common Stock issuable pursuant to the award or the delivery of previously owned shares of Common Stock, in either case based on the fair market value of the shares.

    MERGER, RECAPITALIZATION OR CHANGE OF CONTROL. If any change is made to the Company's capitalization, such as a stock split, stock combination, stock dividend, exchange of shares or other recapitalization, merger or otherwise, which results in an increase or decrease in the number of outstanding shares of Common Stock, appropriate adjustments will be made by the Committee in the shares subject to an Award under the Long-Term Incentive Plan. The Committee has discretion to determine whether an Award under the Long-Term Incentive Plan will have change-of-control features. The Committee also has discretion to vary the change-of-control features as its deems appropriate.

    AMENDMENT. Without stockholder approval, the Board of Directors may at any time and from time to time with respect to any shares which, at the time, are not subject to Awards, suspend, discontinue, revise or amend the Long-Term Incentive Plan in any respect whatsoever, and may amend any provision of the Long-Term Incentive Plan or any Award Agreement to make the Long-Term Incentive Plan or the Award Agreement, or both, comply with Section 16(b) of the Exchange Act of 1934 and the exemptions therefrom, the Code, ERISA or any other law, rule or regulation that may affect the Long-Term Incentive Plan. The Board of Directors may also amend, modify, suspend or terminate the Long-Term Incentive Plan for the purpose of meeting or addressing any changes in other legal requirements applicable to the Company or the Long-Term Incentive Plan or for any other purpose permitted by law. Subject to certain limitations, the Long-Term Incentive Plan may not be amended without stockholder approval to increase materially the aggregate number of shares of Common Stock that may be issued under the Long-Term Incentive Plan.

                        FEDERAL INCOME TAX CONSEQUENCES

    The following discussion is for general information only and is intended to summarize briefly the U.S. federal income tax consequences to Participants arising from participation in the Long-Term Incentive Plan. This description is based on current law, which is subject to change (possibly retroactively). The tax treatment of a Participant in the Long-Term Incentive Plan may vary depending on his or her particular situation and may, therefore, be subject to special rules not discussed below. No attempt has been made to discuss any potential foreign, state, or local tax consequences or the effect, if any, of gift, estate, or inheritance taxes.

    NONSTATUTORY OPTIONS; SARS; INCENTIVE OPTIONS. Participants will not realize taxable income upon the grant of a Nonstatutory Option or a SAR. Upon the exercise of a Nonstatutory Option or SAR, a Participant will recognize ordinary compensation income (subject to withholding by the Company) in an amount equal to the excess of (i) the amount of cash and the fair market value of the Common Stock received, over (ii) the exercise price (if any) paid therefor. A Participant will generally have a tax basis in any shares of Common Stock received pursuant to the exercise of a SAR, or pursuant to the cash exercise of a Nonstatutory Option, that equals the fair market value of such shares on the date of exercise. Subject to the discussion under "--Tax Code Limitations on Deductibility" below, the Company (or a subsidiary) will be entitled to a deduction for federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by a Participant under the foregoing rules.

    Participants eligible to receive an Incentive Option will not recognize taxable income on the grant of an Incentive Option. Upon the exercise of an Incentive Option, a Participant will not recognize taxable income, although the excess of the fair market value of the shares of Common Stock received upon exercise of the Incentive Option ("ISO STOCK") over the exercise price will increase the alternative minimum taxable income of the Participant, which may cause such Participant to incur alternative minimum tax. The payment of any alternative minimum tax attributable to the exercise of an Incentive Option would be allowed as a credit against the Participant's regular tax liability in a later year to the extent the Participant's regular tax liability is in excess of the alternative minimum tax for that year.

    Upon the disposition of ISO Stock that has been held for the requisite holding period (generally, at least two years from the date of grant and one year from the date of exercise of the Incentive Option), a Participant will generally recognize capital gain (or loss) equal to the excess (or shortfall) of the amount received in the disposition over the exercise price paid by the Participant for the ISO Stock. However, if a Participant disposes of ISO Stock that has not been held for the requisite holding period (a "DISQUALIFYING DISPOSITION"), the Participant will recognize ordinary compensation income in the year of the disqualifying disposition in an amount equal to the amount by which the fair market value of the ISO Stock at the time of exercise of the Incentive Option (or, if less, the amount realized in the case of an arm's length disqualifying disposition to an unrelated party) exceeds the exercise price paid by the Participant for such ISO Stock. A Participant would also recognize capital gain to the extent the amount realized in the disqualifying disposition exceeds the fair market value of the ISO Stock on the exercise date. If the exercise price paid for the ISO Stock exceeds the amount realized (in the case of an arm's-length disposition to an unrelated party), such excess would ordinarily constitute a capital loss.

    The Company and its subsidiaries will generally not be entitled to any federal income tax deduction upon the grant or exercise of an Incentive Option, unless a Participant makes a disqualifying disposition of the ISO Stock. If a Participant makes a disqualifying disposition, the Company (or a subsidiary) will then, subject to the discussion below under "--Tax Code Limitations on Deductibility," be entitled to a tax deduction that corresponds as to timing and amount with the compensation income recognized by a Participant under the rules described in the preceding paragraph.

    Under current rulings, if a Participant transfers previously held shares of Common Stock (other than ISO Stock that has not been held for the requisite holding period) in satisfaction of all or part of the exercise price of an Nonstatutory Option or Incentive Option, no additional gain will be recognized on the transfer of such previously held shares in satisfaction of the Nonstatutory Option or Incentive Option exercise price (although a Participant would still recognize ordinary compensation income upon exercise of an Nonstatutory Option in the manner described above). Moreover, that number of shares of Common Stock received upon exercise which equals the number of shares of previously held Common Stock surrendered therefor in satisfaction of the Nonstatutory Option or Incentive Option exercise price will have a tax basis that equals, and a holding period that includes, the tax basis and holding period of the previously held shares of Common Stock surrendered in satisfaction of the Nonstatutory Option or Incentive Option exercise price. Any additional shares of Common Stock received upon exercise will have a tax basis that equals the amount of cash (if any) paid by the Participant, plus the amount of compensation income recognized by the Participant under the rules described above. If a reload option is issued in connection with a Participant's transfer of previously held Common Stock in full or partial satisfaction of the exercise price of an Incentive Option or Nonstatutory Option, the tax consequences of the reload option will be as provided above for an Incentive Option or Nonstatutory Option, depending on whether the reload option itself is an Incentive Option or Nonstatutory Option.

    PERFORMANCE UNITS; RESTRICTED STOCK AWARDS. A Participant will recognize ordinary compensation income upon receipt of cash pursuant to a Performance Unit or, if earlier, at the time the cash is otherwise made available for the Participant to draw upon. A Participant will not have taxable income at the time of grant of a stock Award in the form of Performance Units denominated in Common Stock ("STOCK UNIT AWARD"), but rather, will generally recognize ordinary compensation income at the time he receives Common Stock in satisfaction of the Stock Unit Award in an amount equal to the fair market value of the Common Stock received. In general, a Participant will recognize ordinary compensation income as a result of the receipt of Common Stock pursuant to a Restricted Stock Award or Performance Unit in an amount equal to the fair market value of the Common Stock when such stock is received; PROVIDED, HOWEVER, that if the stock is not transferable and is subject to a substantial risk of forfeiture when received, a Participant will recognize ordinary compensation income in an amount equal to the fair market value of the Common Stock (a) when the Common Stock first becomes transferable or is no longer subject to a substantial risk of forfeiture in cases where a Participant does not make an valid election under Section 83(b) of the Code or (b) when the Common Stock is received in cases where a Participant makes a valid Section 83(b) election.

    A Participant will be subject to withholding for federal, and generally for state and local, income taxes at the time he recognizes income under the rules described above with respect to Common Stock or cash received. Dividends that are received by a Participant prior to the time that the Common Stock is taxed to the Participant under the rules described in the preceding paragraph are taxed as additional compensation, not as dividend income. The tax basis of a Participant in the Common Stock received will equal the amount recognized by him as compensation income under the rules described in the preceding paragraph, and the Participant's holding period in those shares will commence on the date of receipt of the shares.

    Subject to the discussion immediately below, the Company (or a subsidiary) will be entitled to a deduction for federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by a Participant under the foregoing rules.

    TAX CODE LIMITATIONS ON DEDUCTIBILITY. In order for the amounts described above to be deductible by the Company (or a subsidiary), such amounts must constitute reasonable compensation for services rendered or to be rendered and must be ordinary and necessary business expenses. The ability of the Company (or a subsidiary) to obtain a deduction for future payments under the Long-Term Incentive Plan could also be limited by the golden parachute payment rules of
Section 280G of the Code, which prevent the deductibility of certain excess parachute payments made in connection with a change of control of an employer-corporation. Finally, the ability of the Company (or a subsidiary) to obtain a deduction for amounts paid under the Long-Term Incentive Plan could be limited by Section 162(m) of the Code, which limits the deductibility, for federal income tax purposes, of compensation paid to certain executive officers of a publicly traded corporation to $1 million with respect to any such officer during any taxable year of the corporation. However, an exception applies to this limitation in the case of certain plans which allow for awards, the grant, exercise or settlement of which are dependent on the satisfaction of certain performance standards. The Long-Term Incentive Plan is intended to satisfy the requirements for such a performance based compensation plan. However, while the Company intends to comply with the requirements of the Code with respect to Awards under the Long-Term Incentive Plan so as to be eligible for the performance based compensation exception, the Company may, in its sole discretion, determine that it is in its best interests to not satisfy the requirements for the performance based compensation exception.

                     LONG-TERM INCENTIVE PLAN BENEFIT TABLE

    The Awards, if any, that will be made to eligible participants under the Long-Term Incentive Plan for the Company's 1999 fiscal year are subject to the discretion of the Committee and, therefore, cannot be determined with certainty at this time. The following table sets forth, for the Named Executive Officers and certain groups, all Awards (net of forfeitures) received (i) during 1997 in connection with the Initial Public Offering as performance incentive for 1998,
(ii) during 1998, and (iii) during the first quarter of 1999 as a result of the Company's performance in 1998.

                                                                                        NUMBER OF
                                                                                       SECURITIES
NAME AND PRINCIPAL POSITION                                                         UNDERLYING AWARDS
---------------------------------------------------------------------------------  -------------------
George L. Lippe .................................................................          86,587(1)
  President and Chief Executive Officer,
  Trammell Crow Company
Asuka Nakahara ..................................................................          75,842(1)
  Executive Vice President and Chief Knowledge Officer, Trammell Crow Company
H. Pryor Blackwell ..............................................................          80,170(1)
  Executive Vice President and Chief Operating Officer,
  Trammell Crow Company
William C. Maddux ...............................................................          75,842(1)
  Executive Vice President and President of Brokerage Operations,
  Trammell Crow Company
Robert E. Sulentic ..............................................................          80,170(1)
  Executive Vice President and Chief Financial Officer,
  Trammell Crow Company
William F. Concannon ............................................................          82,717(1)
  President and Chief Executive Officer of
  Trammell Crow Corporate Services, Inc.
William Rothacker ...............................................................          75,842(1)
  President and Chief Executive Officer of
  Trammell Crow Retail Services, Inc.
Executive Officer Group(2) ......................................................         569,868(3)
Non-Executive Director Group(4) .................................................          95,264(5)
Non-Executive Officer Employee Group(6) .........................................       2,853,726(7)

------------------------------

(1) Includes options to acquire 58,529 share of Common Stock at an exercise price of $17.50 per share granted in November 1997. The options vest over a three-year period, with one-third vesting on each of the three anniversaries of the grant date, and expire 10 years from the date of the grant. The remaining Awards represent options to acquire shares of Common Stock at an exercise price of $18.06 per share granted in February 1999. The options vest over a three-year period, with one-third vesting on each of the three anniversaries of the grant date, and expire 10 years from the date of the grant.

(2) Consists of all executive officers of the Company (9 persons).

(3) Includes options to acquire 409,703 shares of Common Stock at an exercise price of $17.50 per share and options to acquire 147,467 shares of Common Stock at an exercise price of $18.06 per share granted in November 1997 and February 1999, respectively. These options vest over a three-year period, with one-third vesting on each of the three anniversaries of the grant date, and expire 10 years from the date of the grant. Also includes immediately exercisable options to acquire 12,698 shares of Common Stock at an exercise price of $31.50 per share.

(4) Consists of all members of the Board of Directors who are not executive officers of the Company (6 persons).

(5) Includes options to acquire 10,548 shares of Common Stock at a price of $28.50 per share, options to acquire 15,822 shares of Common Stock at a price of $22.75 per share, and options to acquire 16,725 shares of Common Stock at a price of $19.38 per share, all of which are immediately exercisable. Also includes options to acquire 40,965 shares of Common Stock at a price of $17.50 per share and options to acquire 11,204 shares of Common Stock at an exercise price of $18.06 per share granted in November 1997 and February 1999, respectively. The options vest over a three-year period, with one-third vesting on each of the three anniversaries of the grant date, and expire 10 years from the date of the grant.

(6) Consists of all employees of the Company (other than the executive officers and Mr. Williams) who received awards under the Long-Term Incentive Plan during fiscal 1998.

(7) Includes options to acquire shares of Common Stock at prices ranging from $17.50 per share to $36.00 per share. Predominantly, the options vest over a three-year period, with one-third vesting on each of the three anniversaries of the grant date, and expire 10 years form the date of the grant.

                                   APPENDIX B


-------------------------------------------------------------------------------
                     TRAMMELL CROW LONG-TERM INCENTIVE PLAN
-------------------------------------------------------------------------------

                        EFFECTIVE AS OF AUGUST 22, 1997

                                TRAMMELL CROW COMPANY
                               LONG-TERM INCENTIVE PLAN


                              SCOPE AND PURPOSE OF PLAN

    Trammell Crow Company, a Delaware corporation (the "CORPORATION"), has adopted this Long-Term Incentive Plan (the "PLAN") to provide for the granting of:

    (a)  Incentive Options to certain Employees;

    (b) Nonstatutory Options to certain Employees, Non-employee Directors and other persons;

    (c)  Performance Units to certain Employees and other persons;

    (d)  Restricted Stock Awards to certain Employees and other persons; and

    (e)  Stock Appreciation Rights to certain Employees and other persons.

    The purpose of the Plan is to provide an incentive for Employees, directors and certain consultants and advisors of the Corporation or its Subsidiaries to remain in the service of the Corporation or its Subsidiaries, to extend to them the opportunity to acquire a proprietary interest in the Corporation so that they will apply their best efforts for the benefit of the Corporation, and to aid the Corporation in attracting able persons to enter the service of the Corporation and its Subsidiaries.


SECTION 1.  DEFINITIONS

    As used in this Plan, the following terms have the meanings set forth below:

    1.1 "Award" means the grant of any form of Option, Performance Unit, Reload Option, Restricted Stock Award or Stock Appreciation Right under the Plan, whether granted singly, in combination, or in tandem, to a Holder pursuant to the terms, conditions, and limitations that the Committee may establish in order to fulfill the objectives of the Plan.

    1.2 "Award Agreement" means the written document or agreement delivered to Holder evidencing the terms, conditions and limitations of an Award that the Corporation granted to that Holder.

    1.3  "Board of Directors" means the board of directors of the Corporation.

    1.4 "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in the State of Texas are authorized or obligated by law or executive order to close.

    1.5 "Cause," with respect to any Holder that is an Employee, means termination of the Holder's employment by the Corporation because of : (a) the Holder's conviction of, or plea of nolo contendere to, a felony or crime involving moral turpitude; (b) the Holder's personal dishonesty, incompetence, willful misconduct, willful violation of any law, rule or regulation (other than minor traffic violations or similar offenses) or breach of fiduciary duty which involves personal profit; (c) the Holder's commission of material mismanagement in the conduct of his duties as assigned to him by the Board of Directors or the Holder's supervising officer or officers of the Corporation or any Subsidiary; (d) the Holder's willful failure to execute or comply with the policy of the Company or any of its Subsidiaries or his stated duties as established by the Board of Directors or the Holder's supervising officer or officers of the Corporation or any Subsidiary or the Holder's intentional failure to perform the Holder's stated duties; or (e) substance abuse or addiction on the part of the Holder. Notwithstanding the foregoing, in the case of any Holder who, subsequent to the effective date of this Plan, enters into an employment agreement with the Corporation or any Subsidiary that contains the definition of "cause" (or any similar definition), then during the term of such employment agreement the definition contained in such Employment Agreement shall be the applicable definition of "cause" under the Plan as to such Holder if such Employment Agreement expressly so provides.

    1.6 "Change in Control" means the occurrence of any of the following events:

         (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "PERSON") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (x) the then outstanding shares of Common Stock of the Corporation (the "OUTSTANDING CORPORATION COMMON STOCK") or (y) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "OUTSTANDING CORPORATION VOTING SECURITIES"); PROVIDED, HOWEVER, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change of Control: (A) any acquisition directly from the Corporation, (B) any acquisition by the Corporation, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation or (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of paragraph (iii) below; or

         (ii) Individuals who, as of the date of this Plan, constitute the Board of Directors cease for any reason to constitute at least a majority of the Incumbent Board; or

         (iii) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Corporation or an acquisition of assets of another corporation (a "BUSINESS COMBINATION"), in each case, unless, following such Business Combination,
(A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Corporation, or all or substantially all of the Corporation's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be,
(B) no Person (excluding any employee benefit plan (or related trust) of the Corporation or the corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership of the Corporation existed prior to the Business Combination and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

         (iv) Approval by the stockholders of the Corporation of a complete liquidation or dissolution of the Corporation.

    1.7  "Code" means the Internal Revenue Code of 1986, as amended.

    1.8  "Committee" means the committee or subcommittee appointed pursuant to
Section 3 by the Board of Directors to administer this Plan.

    1.9 "Common Stock" means the authorized common stock, par value $.01 per share, as described in the Corporation's Certificate of Incorporation.

    1.10 "Common Stock Equivalent" means (without duplication with any other Common Stock or Common Stock Equivalents) rights, warrants, options, convertible securities, exchangeable securities or indebtedness, or other rights, exercisable for or convertible or exchangeable into, directly or indirectly, Common Stock or securities convertible or exchangeable into Common Stock, whether at the time the number of shares of Common Stock Equivalents are determined or within sixty days of that date and that are traded or are of the same class as securities that are traded on a national securities exchange or quoted on the NASDAQ National Market System, NASDAQ, or National Quotation Bureau Incorporated. The number of shares of Common Stock Equivalents outstanding shall equal the number of shares of Common Stock plus the number of shares of Common Stock issuable upon exercise, conversion or exchange of all other Common Stock Equivalents.

    1.11 "Corporation" means Trammell Crow Company, a Delaware corporation.

    1.12 "Date of Grant" has the meaning given it in Paragraph 4.3.

    1.13 "Disability" has the meaning given it in Paragraph 10.5.

    1.14 "Effective Date" means August 22, 1997.

    1.15 "Eligible Individuals" means (a) Employees, (b) Non-employee Directors and (c) any other Person that the Committee designates as eligible for an Award (other than for Incentive Options) because the Person performs bona fide consulting or advisory services for the Corporation or any of its Subsidiaries (other than services in connection with the offer or sale of securities in a capital-raising transaction).

    1.16 "Employee" means any employee of the Corporation or of any of its Subsidiaries, including officers and directors of the Corporation who are also employees of the Corporation or of any of its Subsidiaries.

    1.17 "Exchange Act" means the Securities Exchange Act of 1934.

    1.18 "Exercise Notice" has the meaning given it in Paragraph 5.5.

    1.19 "Exercise Price" has the meaning given it in Paragraph 5.4.

    1.20 "Fair Market Value" means, for a particular day:

         (a) If shares of Stock of the same class are listed or admitted to unlisted trading privileges on any national or regional securities exchange at the date of determining the Fair Market Value, then the last reported sale price, regular way, on the composite tape of that exchange on the last Business Day before the date in question or, if no such sale takes place on that Business Day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to unlisted trading privileges on that securities exchange; or

         (b) If shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in Subparagraph 1.19(a) and if sales prices for shares of Stock of the same class in the over-the-counter market are reported by the NASDAQ National Market System (or a similar system then in use) at the date of determining the Fair Market Value, then the last reported sales price so reported on the last Business Day before the date in question or, if no such sale takes place on that Business Day, the average of the high bid and low asked prices so reported; or

         (c) If shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in Subparagraph 1.19(a) and sales prices for shares of Stock of the same class are not reported by the NASDAQ National Market System (or a similar system then in use) as provided in Subparagraph 1.19(b), and if bid and asked prices for shares of Stock of the same class in the over-the-counter market are reported by NASDAQ (or, if not so reported, by the National Quotation Bureau Incorporated) at the date of determining the Fair Market Value, then the average of the high bid and low asked prices on the last Business Day before the date in question; or

         (d) If shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in Subparagraph 1.19(a) and sales prices or bid and asked prices therefor are not reported by NASDAQ (or the National Quotation Bureau Incorporated) as provided in Subparagraph 1.19(b) or Subparagraph 1.19(c) at the date of determining the Fair Market Value, then the value determined in good faith by the Committee, which determination shall be conclusive for all purposes; or

         (e) If shares of Stock of the same class are listed or admitted to unlisted trading privileges as provided in Subparagraph 1.19(a) or sales prices or bid and asked prices therefor are reported by NASDAQ (or the National Quotation Bureau Incorporated) as provided in Subparagraph 1.19(b), Subparagraph 1.19(c) or Subparagraph 1.19(d) at the date of determining the Fair Market Value, but the volume of trading is so low that the Board of Directors determines in good faith that such prices are not indicative of the fair value of the Stock, then the value determined in good faith by the Committee, which determination shall be conclusive for all purposes notwithstanding the provisions of Subparagraphs 1.19(a), (b),
    (c) or (d).

For purposes of valuing Incentive Options, the Fair Market Value of Stock shall be determined without regard to any restriction other than one that, by its terms, will never lapse and will be determined on the date in question instead of the last Business Day before the date in question. For purposes of the redemption provided for in Subparagraph 9.3(e)(vi), Fair Market Value shall have the meaning and shall be determined as provided above; PROVIDED, HOWEVER, that the Committee, with respect to any such redemption, shall have the right to determine that the Fair Market Value for purposes of the redemption should be an amount measured by the value of the shares of stock, other securities, cash or property otherwise being received by holders of shares of Stock in connection with the Restructure, and upon that determination the Committee shall have the power and authority to determine Fair Market Value for purposes of the redemption based upon the value of such shares of stock, other securities, cash or property. Any such determination by the Committee shall be conclusive for all purposes.

    1.21 "Holder" means an Eligible Individual to whom an Award has been granted.

    1.22 "Incentive Option" means an incentive stock option as defined under
Section 422 of the Code and regulations thereunder.

    1.23 "Incumbent Board" means the individuals who, as of the Effective Date, constitute the Board of Directors and any other individual who becomes a director of the Corporation after that date and whose election or appointment by the Board of Directors or nomination for election by the Corporation's stockholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Incumbent Board.

    1.24 "NASDAQ" means the National Association of Securities Dealers, Inc. Automated Quotations, Inc.

    1.25 "Non-employee Director" means a director of the Corporation who while a director is not an Employee.

    1.26 "Nonstatutory Option" means a stock option that does not satisfy the requirements of Section 422 of the Code or that is designated at the Date of Grant or in the applicable Option Agreement to be an option other than an Incentive Option.

    1.27 "Non-Surviving Event" means an event of Restructure as described in either subparagraph (b) or (c) of Paragraph 1.37.

    1.28 "Option Agreement" means an Award Agreement for an Incentive Option or a Nonstatutory Option.

    1.29 "Option" means either an Incentive Option or a Nonstatutory Option, or both.

    1.30 "Performance Period" means a period of one or more fiscal years of the Corporation, beginning with the fiscal year for which Performance Units are granted and over which performance is measured, for the purpose of determining the payment value of Performance Units. A Performance Period shall not exceed ten years.

    1.31 "Performance Unit" means a unit representing a contingent right to receive a specified amount of cash or shares of Stock at the end of a Performance Period.

    1.32 "Person" means any person or entity of any nature whatsoever, specifically including (but not limited to) an individual, a firm, a company, a corporation, a limited liability company, a partnership, a trust or other entity. A Person, together with that Person's affiliates and associates (as those terms are defined in Rule 12b-2 under the Exchange Act for purposes of this definition only), and any Persons acting as a partnership, limited partnership, joint venture, association, syndicate or other group (whether or not formally organized), or otherwise acting jointly or in concert or in a coordinated or consciously parallel manner (whether or not pursuant to any express agreement), for the purpose of acquiring, holding, voting or disposing of securities of the Corporation with that Person, shall be deemed a single "Person."

    1.33 "Plan" means the Trammell Crow Company Long-Term Incentive Plan, as it may be amended from time to time.

    1.34 "Reload Option" has the meaning given it in Paragraph 5.9.

    1.35 "Restricted Stock Award" means the grant or purchase, on the terms and conditions that the Committee determines or on the terms and conditions of
Section 7, of Stock that is nontransferable or subject to substantial risk of forfeiture until specific conditions are met.

    1.36 "Restructure" means the occurrence of any one or more of the following:

         (a) The merger or consolidation of the Corporation with any Person, whether effected as a single transaction or a series of related transactions, with the Corporation remaining the continuing or surviving entity of that merger or consolidation and the Stock remaining outstanding and not changed into or exchanged for stock or other securities of any other Person or of the Corporation, cash or other property;

         (b) The merger or consolidation of the Corporation with any Person, whether effected as a single transaction or a series of related transactions, with (i) the Corporation not being the continuing or surviving entity of that merger or consolidation or (ii) the Corporation remaining the continuing or surviving entity of that merger or consolidation but all or a part of the outstanding shares of Stock are changed into or exchanged for stock or other securities of any other Person or the Corporation, cash, or other property; or

         (c) The transfer, directly or indirectly, of all or substantially all of the assets of the Corporation (whether by sale, merger, consolidation, liquidation or otherwise) to any Person whether effected as a single transaction or a series of related transactions.

    1.37 "Retirement" means the separation of the Holder from employment with the Corporation and its Subsidiaries on account of retirement.

    1.38 "Rule 16b-3" means Rule 16b-3 under Section 16(b) of the Exchange Act, or any successor rule, as it may be amended from time to time.

    1.39 "SAR Exercise Price" has the meaning given it in Paragraph 1.43.

    1.40 "Section 162(m)" means Section 162(m) of the Code and the rules and regulations adopted from time to time thereunder, or any successor law or rule as it may be amended from time to time.

    1.41 "Securities Act" means the Securities Act of 1933.

    1.42 "Stock" means Common Stock, or any other securities that are substituted for Stock as provided in Section 9.

    1.43 "Stock Appreciation Right" means the right to receive an amount equal to the excess of the Fair Market Value of a share of Stock (as determined on the date of exercise) over, as appropriate, the Exercise Price of a related Option or over a price specified in the related Award Agreement (the "SAR EXERCISE PRICE") that is not less than eighty-five percent of the Fair Market Value of the Stock on the Date of Grant of the Stock Appreciation Right.

    1.44 "Subsidiary" means, with respect to any Person, any corporation, limited partnership, limited liability company or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by that Person.

    1.45 "Total Shares" has the meaning given it in Paragraph 9.2.

    1.46 "Voting Securities" means any securities that are entitled to vote generally in the election of directors, in the admission of general partners, or in the selection of any other similar governing body.


SECTION 2.  SHARES OF STOCK SUBJECT TO THE PLAN

    2.1 MAXIMUM NUMBER OF SHARES. Subject to the provisions of Section 9 of the Plan, the maximum aggregate number of shares of Stock in respect of which Awards may be granted for all purposes under the Plan shall be [INSERT NUMBER EQUAL TO 15% OF THE POST-IPO SHARES OUTSTANDING (AS DEFINED IN THE MERGER AGREEMENT)].

    2.2 RESTORATION OF UNUSED AND SURRENDERED SHARES. If Stock subject to any Award is not issued or transferred, or ceases to be issuable or transferable for any reason, including (but not exclusively) because an Award is forfeited, terminated, expires unexercised, is settled in cash in lieu of Stock, or is exchanged for other Awards, the shares of Stock that were subject to that Award shall again be available for issue, transfer, or exercise pursuant to Awards under the Plan to the extent of such forfeiture, termination, expiration, settlement or exchange.

    2.3 DESCRIPTION OF SHARES. The shares to be delivered under the Plan shall be made available from (a) authorized but unissued shares of Stock, (b) Stock held in the treasury of the Corporation, or (c) previously issued shares of Stock reacquired by the Corporation, including shares purchased on the open market, in each situation as the Board of Directors or the Committee may determine from time to time at its sole option.

    2.4 REGISTRATION AND LISTING OF SHARES. From time to time, the Board of Directors and appropriate officers of the Corporation shall be, and are, authorized to take whatever actions are necessary to file required documents with governmental authorities, stock exchanges and other appropriate Persons to make shares of Stock available for issuance pursuant to Awards.


SECTION 3.  ADMINISTRATION OF THE PLAN

    3.1 COMMITTEE. The Board of Directors shall administer the Plan with respect to all Eligible Individuals or may delegate all or part of its duties under this Plan to the Committee or to any officer or committee of officers of the Corporation, subject in each case to such conditions and limitations as the Board of Directors may establish and subject to the following sentence. Unless a majority of the members of the Board of Directors determines otherwise: (a) the Committee shall be constituted in a manner that satisfies the requirements of Rule 16b-3, which Committee shall administer the Plan with respect to all Eligible Individuals who are subject to Section 16 of the Exchange Act in a manner that satisfies the requirements of Rule 16b-3; and (b) the Committee shall be constituted in a manner that satisfies the requirements of Section 162(m), which Committee shall administer the Plan with respect to "performance-based compensation" for all Eligible Individuals who are reasonably expected to be "covered employees" as those terms are defined in Section 162(m). The number of persons that shall constitute the Committee shall be determined from time to time by a majority of all the members of the Board of Directors. Except for references in Paragraphs 3.1, 3.2, and 3.3 and unless the context otherwise requires, references herein to the Committee shall also refer to the Board of Directors as administrator of the Plan for Eligible Individuals or to the appropriate delegate of the Committee or the Board of Directors.

    3.2 DURATION, REMOVAL, ETC. The members of the Committee shall serve at the pleasure of the Board of Directors, which shall have the power, at any time and from time to time, to remove members from or add members to the Committee. Removal from the Committee may be with or without cause. Any individual serving as a member of the Committee shall have the right to resign from membership in the Committee by at least three days written notice to the Board of Directors. The Board of Directors, and not the remaining members of the Committee, shall have the power and authority to fill vacancies on the Committee, however caused.

    3.3 MEETINGS AND ACTIONS OF COMMITTEE. The Board of Directors shall designate which of the Committee members shall be the chairman of the Committee. If the Board of Directors fails to designate a Committee chairman, the members of the Committee shall elect one of the Committee members as chairman, who shall act as chairman until he ceases to be a member of the Committee or until the Board of Directors elects a new chairman. The Committee shall hold its meetings at those times and places as the chairman of the Committee may determine. At all meetings of the Committee, a quorum for the transaction of business shall be required, and a quorum shall be deemed present if at least a majority of the members of the Committee are present. At any meeting of the Committee, each member shall have one vote. All decisions and determinations of the Committee shall be made by the majority vote or majority decision of all of its members present at a meeting at which a quorum is present; provided, however, that any decision or determination reduced to writing and signed by all of the members of the Committee shall be as fully effective as if it had been made at a meeting that was duly called and held. The Committee may make any rules and regulations as it may deem advisable for the conduct of its business that are not inconsistent with the provisions of the Plan, the Certificate of Incorporation and the by-laws of the Corporation, Rule 16b-3, so long as it is applicable, and Section 162(m), so long as it is applicable.

    3.4 COMMITTEE'S POWERS. Subject to the express provisions of the Plan and any applicable law with which the Corporation intends the Plan to comply, the Committee shall have the authority, in its sole and absolute discretion, (a) to adopt, amend and rescind administrative and interpretive rules and regulations relating to the Plan, including without limitation to adopt and observe such procedures concerning the counting of Awards against the Plan and individual maximums as it may deem appropriate from time to time; (b) to determine the Eligible Individuals to whom, and the time or times at which, Awards shall be granted; (c) to determine the amount of cash and the number of shares of Stock, Stock Appreciation Rights, Restricted Stock Awards or Performance Units, or any combination thereof, that shall be the subject of each Award; (d) to determine the terms and provisions of each Award Agreement (which need not be identical), including provisions defining or otherwise relating to (i) the term and the period or periods and extent of exercisability of the Options, (ii) the extent to which the transferability of shares of Stock issued or transferred pursuant to any Award is restricted, (iii) the effect of termination of employment on the Award, and (iv) the effect of approved leaves of absence (consistent with any applicable regulations of the Internal Revenue Service); (e) to accelerate, pursuant to Section 9, the time of exercisability of any Option that has been granted or the time of vesting or settlement of any Restricted Stock Award or Performance Unit; (f) to construe the respective Award Agreements and the Plan;
(g) to make determinations of the Fair Market Value of the Stock pursuant to the Plan; (h) to delegate its duties under the Plan to such agents as it may appoint from time to time, subject to the second sentence of Paragraph 3.1; and (i) to make all other determinations, perform all other acts, and exercise all other powers and authority necessary or advisable for administering the Plan, including the delegation of those ministerial acts and responsibilities as the Committee deems appropriate subject in all respects to the last two sentences of Paragraph 5.12. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan, in any Award, or in any Award Agreement in the manner and to the extent it deems necessary or desirable to carry the Plan into effect, and the Committee shall be the sole and final judge of that necessity or desirability. The determinations of the Committee on the matters referred to in this Paragraph 3.4 shall be final and conclusive. The Committee shall not have the power to appoint members of the Committee or to terminate, modify or amend the Plan. Those powers are vested in the Board of Directors.

    3.5 TRANSFERABILITY OF AWARDS. Notwithstanding any limitation on a Holder's right to transfer an Award, the Committee may (in its sole discretion) permit a Holder to transfer an Award, or may cause the Corporation to grant an Award that otherwise would be granted to an Eligible Individual, in any of the following circumstances: (a) pursuant to a qualified domestic relations order,
(b) to a trust established for the benefit of the Eligible Individual or one or more of the children, grandchildren or spouse of the Eligible Individual; (c) to a limited partnership in which all the interests are held by the Eligible Individual and that Person's children, grandchildren or spouse; or (d) to another Person in circumstances that the Committee believes will result in the Award continuing to provide an incentive for the Eligible Individual to remain in the service of the Corporation or its Subsidiaries and apply his or her best efforts for the benefit of the Corporation or its Subsidiaries. If the Committee determines to allow such transfers or issuances of Awards, any Holder or Eligible Individual desiring such transfers or issuances shall make application therefor in the manner and time that the Committee specifies and shall comply with such other requirements as the Committee may require to assure compliance with all applicable laws, including securities laws, and to assure fulfillment of the purposes of this Plan. The Committee shall not authorize any such transfer or issuance if it may not be made in compliance with all applicable federal, state and foreign securities laws. The granting of permission for such an issuance or transfer shall not obligate the Corporation to register the shares of Stock to be issued under the applicable Award.

SECTION 4.  ELIGIBILITY AND PARTICIPATION

    4.1 ELIGIBLE INDIVIDUALS. Awards may be granted pursuant to the Plan only to persons who are Eligible Individuals at the time of the grant thereof or in connection with the severance or retirement of Eligible Individuals.

    4.2 GRANT OF AWARDS. Subject to the express provisions of the Plan, the Committee shall determine which Eligible Individuals shall be granted Awards from time to time. In making grants, the Committee shall take into consideration the contribution the potential Holder has made or may make to the success of the Corporation or its Subsidiaries and such other considerations as the Board of Directors may from time to time specify. The Committee shall also determine the number of shares or cash amounts subject to each of the Awards and shall authorize and cause the Corporation to grant Awards in accordance with those determinations.

    4.3 DATE OF GRANT. The date on which an Award is granted (the "DATE OF GRANT") shall be the date specified by the Committee as the effective date or date of grant of an Award or, if the Committee does not so specify, shall be the date as of which the Committee adopts the resolution approving the offer of an Award to an individual, including the specification of the number (or method of determining the number) of shares of Stock and the amount (or method of determining the amount) of cash to be subject to the Award, even though certain terms of the Award Agreement may not be determined at that time and even though the Award Agreement may not be executed or delivered until a later time. In no event shall a Holder gain any rights in addition to those specified by the Committee in its grant, regardless of the time that may pass between the grant of the Award and the actual execution or delivery of the Award Agreement by the Corporation or the Holder. The Committee may invalidate an Award at any time before the Award Agreement is signed by the Holder (if signature is required) or is delivered to the Holder (if signature is not required), and such Award shall be treated as never having been granted.

    4.4 AWARD AGREEMENTS. Each Award granted under the Plan shall be evidenced by an Award Agreement that incorporates those terms that the Committee shall deem necessary or desirable. More than one Award may be granted under the Plan to the same Eligible Individual and be outstanding concurrently. If an Eligible Individual is granted both one or more Incentive Options and one or more Nonstatutory Options, those grants shall be evidenced by separate Award Agreements, one for each of the Incentive Option grants and one for each of the Nonstatutory Option grants.

    4.5 LIMITATION FOR INCENTIVE OPTIONS. Notwithstanding any provision contained herein to the contrary, (a) a person shall not be eligible to receive an Incentive Option unless he or she is an Employee of the Corporation or a corporate Subsidiary (but not a partnership or other non-corporate Subsidiary), and (b) a person shall not be eligible to receive an Incentive Option if, immediately before the time the Incentive Option is granted, that person owns (within the meaning of Sections 422 and 424 of the Code) stock possessing more than ten percent of the total combined voting power or value of all classes of stock of the

Corporation or a Subsidiary. Nevertheless, this Subparagraph 4.5(b) shall not apply if, at the time the Incentive Option is granted, the Exercise Price of the Incentive Option is at least one hundred and ten percent of the Fair Market Value of the Stock underlying the Incentive Option and the Incentive Option is not, by its terms, exercisable after the expiration of five years from the Date of Grant.

    4.6 NO RIGHT TO AWARD. The adoption of the Plan shall not be deemed to give any person a right to be granted an Award.


SECTION 5.  TERMS AND CONDITIONS OF OPTIONS

    All Options granted under the Plan shall comply with, and the related
Option Agreements shall be deemed to include and be subject to, the terms and conditions set forth in this Section 5 (to the extent each term and condition applies to the form of Option) and also to the terms and conditions set forth in Paragraph 9.1 and Section 10; PROVIDED, HOWEVER, that the Committee may authorize an Option Agreement that expressly contains terms and provisions that differ from the terms and provisions of Section 10. The Committee may also authorize an Option Agreement that contains any or all of the terms and provisions of Paragraphs 9.2 and 9.3 or that contains terms and provisions dealing with similar subject matter differently than do those Paragraphs; nevertheless, no term or provision of Paragraph 9.2 or 9.3 (or any such differing term or provision) shall apply to an Option Agreement unless the Option Agreement expressly states that such term or provision applies.

    5.1 NUMBER OF SHARES. Each Option Agreement shall state the total number of shares of Stock to which it relates.

    5.2 VESTING. Each Option Agreement shall state the time, periods or other conditions on which the right to exercise the Option or a portion thereof shall vest and the number (or method of determining the number) of shares of Stock for which the right to exercise the Option shall vest at each such time, period or satisfaction of condition.

    5.3 EXPIRATION OF OPTIONS. Nonstatutory Options and Incentive Options may be exercised during the term determined by the Committee and set forth in the Option Agreement; PROVIDED that no Incentive Option shall be exercised after the expiration of a period of ten years commencing on the Date of Grant of the Incentive Option.

    5.4 EXERCISE PRICE. Each Option Agreement shall state the exercise price per share of Stock (the "EXERCISE PRICE"). The exercise price per share of Stock subject to an Incentive Option shall not be less than the greater of
(a) the par value per share of the Stock or (b) 100% of the Fair Market Value per share of the Stock on the Date of Grant of the Option. The exercise price per share of Stock subject to a Nonstatutory Option shall not be less than the greater of (a) the par value per share of the Stock or (b) eighty-five percent of the Fair Market Value per share of the Stock on the Date of Grant of the Option.

    5.5 METHOD OF EXERCISE. Each Option shall be exercisable only by written, recorded electronic or other notice of exercise in the manner specified by the Committee from time to time (the "EXERCISE NOTICE") delivered to the Corporation or to the Person designated by the Committee during the term of the Option, which notice shall (a) state the number of shares of Stock with respect to which the Option is being exercised, (b) be signed or otherwise given by the Holder of the Option or by the person authorized to exercise the Option in the event of the Holder's death or disability, (c) be accompanied by the Exercise Price for all shares of Stock for which the Option is exercised, unless provision for the payment of the Exercise Price has been made pursuant to Paragraph 5.7 or 5.8 or in another manner permitted by law and approved in advance by the Committee, and
(d) include such other information, instruments, and documents as may be required to satisfy any other condition to exercise contained in the Option Agreement. The Option shall not be deemed to have been exercised unless all of the requirements of the preceding provisions of this Paragraph 5.5 have been satisfied.

    5.6 INCENTIVE OPTION EXERCISES. During the Holder's lifetime, only the Holder may exercise an Incentive Option. The Holder of an Incentive Option shall immediately notify the Corporation in writing of any disposition of the Stock acquired pursuant to the Incentive Option that would disqualify the Incentive Option from the incentive option tax treatment afforded by Section 422 of the Code. The notice shall state the number of shares disposed of, the dates of acquisition and disposition of the shares, and the consideration received upon that disposition.

    5.7 MEDIUM AND TIME OF PAYMENT. The Exercise Price of an Option shall be payable in full upon the exercise of the Option (a) in cash or by an equivalent means (such as that specified in Paragraph 5.8) acceptable to the Committee, (b) on the Committee's prior consent, with shares of Stock owned by the Holder (including shares received upon exercise of the Option or restricted shares already held by the Holder) and having a Fair Market Value at least equal to the aggregate Exercise Price payable in connection with such exercise, or (c) by any combination of clauses (a) and (b). If the Committee chooses to accept shares of Stock in payment of all or any portion of the Exercise Price, then (for purposes of payment of the Exercise Price) those shares of Stock shall be deemed to have a cash value equal to their aggregate Fair Market Value determined as of the date of the delivery of the Exercise Notice. If the Committee elects to accept shares of restricted Stock in payment of all or any portion of the Exercise Price, then an equal number of shares issued pursuant to the exercise shall be restricted on the same terms and for the restriction period remaining on the shares used for payment.

    5.8 PAYMENT WITH SALE PROCEEDS. In addition, at the request of the Holder and to the extent permitted by applicable law, the Committee may (but shall not be required to) approve arrangements with a brokerage firm under which that brokerage firm, on behalf of the Holder, shall pay to the Corporation the Exercise Price of the Option being exercised (either as a loan to the Holder or from the proceeds of the sale of Stock issued pursuant to that exercise of the Option), and the Corporation shall promptly cause the exercised shares to be delivered to the brokerage firm. Such transactions shall be effected in accordance with the procedures that the Committee may establish from time to time.

    5.9 RELOAD PROVISIONS. Options may contain a provision pursuant to which a Holder who pays all or a portion of the Exercise Price of an Option or the tax required to be withheld pursuant to the exercise of an Option by surrendering shares of Stock shall automatically be granted an Option for the purchase of the number of shares of Stock equal to the number of shares surrendered (a "RELOAD OPTION"). The Date of Grant of the Reload Option shall be the date on which the Holder surrenders the shares of Stock in respect of which the Reload Option is granted. The Reload Option shall have an Exercise Price equal to the Fair
Market Value of a share of Stock on the Date of Grant of the Reload Option and shall have a term that is no longer than the original term of the underlying Option.

    5.10 LIMITATION ON AGGREGATE VALUE OF SHARES THAT MAY BECOME FIRST EXERCISABLE DURING ANY CALENDAR YEAR UNDER AN INCENTIVE OPTION. Except as is otherwise provided in subparagraph 9.2(b), with respect to any Incentive Option granted under this Plan, the aggregate Fair Market Value of shares of Stock subject to an Incentive Option and the aggregate Fair Market Value of shares of Stock or stock of any Subsidiary (or a predecessor of the Corporation or a Subsidiary) subject to any other incentive stock option (within the meaning of Section 422 of the Code) of the Corporation or its Subsidiaries (or a predecessor corporation of any such corporation) that first become purchasable by a Holder in any calendar year may not (with respect to that Holder) exceed $100,000, or such other amount as may be prescribed under Section 422 of the Code or applicable regulations or rulings from time to time. As used in the previous sentence, Fair Market Value shall be determined as of the date the Incentive Option is granted. For purposes of this Paragraph 5.10 "predecessor corporation" means (a) a corporation that was a party to a transaction described in Section 424(a) of the Code (or which would be so described if a substitution or assumption under that Section had been effected) with the Corporation, (b) a corporation which, at the time the new incentive stock option (within the meaning of Section 422 of the Code) is granted, is a Subsidiary of the Corporation or a predecessor corporation of any such corporations, or (c) a predecessor corporation of any
such corporations.   Failure to comply with this provision shall not impair
the enforceability or exercisability of any Option, but shall cause the excess amount of shares to be reclassified in accordance with the Code.

    5.11 NO FRACTIONAL SHARES. The Corporation shall not in any case be required to sell, issue, or deliver a fractional share with respect to any Option. In lieu of the issuance of any fractional share of Stock, the Corporation shall pay to the Holder an amount in cash equal to the same fraction (as the fractional Stock) of the Fair Market Value of a share of Stock determined as of the date of the applicable Exercise Notice.

    5.12 MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS. Subject to the terms and conditions of and within the limitations of the Plan and any applicable law, and any consent required by the last two sentences of this Paragraph 5.12, the Committee may (a) modify, extend or renew outstanding Options granted under the Plan, (b) accept the surrender of Options outstanding hereunder (to the extent not previously exercised) and authorize the granting of new Options in substitution for outstanding Options (to the extent not previously exercised), and (c) amend the terms of an Incentive Option at any time to include provisions that have the effect of changing the Incentive Option to a Nonstatutory Option. Nevertheless, without the consent of the Holder, the Committee may not modify any outstanding Options so as to specify a higher Exercise Price or accept the surrender of outstanding Incentive Options and authorize the granting of new Options in substitution therefor specifying a higher Exercise Price. In addition, no modification of an Option granted hereunder shall, without the consent of the Holder, materially alter or impair any rights of the Holder or materially increase the obligations of a Holder under any Option theretofore granted to that Holder under the Plan except, with respect to Incentive Options, as may be necessary to satisfy the requirements of Section 422 of the Code or as permitted in clause (c) of this Paragraph 5.12.

    5.13 OTHER AGREEMENT PROVISIONS. The Option Agreements authorized under the Plan shall contain such provisions in addition to those required by the Plan (including, without limitation, restrictions or the removal of restrictions upon the exercise of the Option and the retention or transfer of shares thereby acquired) as the Committee may deem advisable. Each Option Agreement shall identify the Option evidenced thereby as an Incentive Option or Nonstatutory Option, as the case may be, and no Option Agreement shall cover both an Incentive Option and a Nonstatutory Option. Each Agreement relating to an Incentive Option granted hereunder shall contain such limitations and restrictions upon the exercise of the

Incentive Option to which it relates as shall be necessary for the Incentive Option to which such Agreement relates to constitute an incentive stock option, as defined in Section 422 of the Code.

SECTION 6.  STOCK APPRECIATION RIGHTS

    All Stock Appreciation Rights granted under the Plan shall comply with, and the related Award Agreements shall be deemed to include and be subject to, the terms and conditions set forth in this Section 6 (to the extent each term and condition applies to the form of Stock Appreciation Right) and also to the terms and conditions set forth in Paragraph 9.1 and Section 10; PROVIDED, HOWEVER, that the Committee may authorize an Award Agreement relating to a Stock Appreciation Right that expressly contains terms and provisions that differ from the terms and provisions of Section 10. The Committee may also authorize an Award Agreement relating to a Stock Appreciation Right that contains any or all of the terms and provisions of Paragraphs 9.2 and 9.3 or that contains terms and provisions dealing with similar subject matter differently than do those Paragraphs; nevertheless, no term or provision of Paragraph 9.2 or 9.3 (or any such differing term or provision) shall apply to an Award Agreement relating to a Stock Appreciation Right unless the Award Agreement expressly states that such term or provision applies.

    6.1 FORM OF RIGHT. A Stock Appreciation Right may be granted to an Eligible Individual (a) in connection with an Option, either at the time of grant or at any time during the term of the Option, or (b) without relation to an Option.

    6.2 RIGHTS RELATED TO OPTIONS. A Stock Appreciation Right granted pursuant to an Option shall entitle the Holder, upon exercise, to surrender that Option or any portion thereof, to the extent unexercised, and to receive payment of an amount computed pursuant to Subparagraph 6.2(b). That Option shall then cease to be exercisable to the extent surrendered. Stock Appreciation Rights granted in connection with an Option shall be subject to the terms of the Award Agreement governing the Option, which shall comply with the following provisions in addition to those applicable to Options:

         (a) EXERCISE AND TRANSFER. Subject to Paragraph 10.10, a Stock Appreciation Right granted in connection with an Option shall be exercisable only at such time or times and only to the extent that the related Option is exercisable and shall not be transferable except to the extent that the related Option is transferable. To the extent that an Option has been exercised, the Stock Appreciation Rights granted in connection with that Option shall terminate.

         (b) VALUE OF RIGHT. Upon the exercise of a Stock Appreciation Right related to an Option, the Holder shall be entitled to receive payment from the Corporation of an amount determined by multiplying:

              (i) The difference obtained by subtracting the Exercise Price of a share of Stock specified in the related Option from the Fair Market Value of a share of Stock on the date of exercise of the Stock Appreciation Right, by

              (ii) The number of shares as to which that Stock Appreciation Right has been exercised.

    6.3 RIGHT WITHOUT OPTION. A Stock Appreciation Right granted without relationship to an Option shall be exercisable as determined by the Committee and set forth in the Award Agreement governing the Stock Appreciation Right, which Award Agreement shall comply with the following provisions:

         (a) NUMBER OF SHARES. Each Award Agreement shall state the total number of shares of Stock to which the Stock Appreciation Right relates.

         (b) VESTING. Each Award Agreement shall state the time, periods or other conditions on which the right to exercise the Stock Appreciation Right or a portion thereof shall vest and the number of shares of Stock for which the right to exercise the Stock Appreciation Right shall vest at each such time, period or satisfaction of condition.

         (c) EXPIRATION OF RIGHTS. Each Award Agreement shall state the date at which the Stock Appreciation Rights shall expire if not previously exercised.

         (d) VALUE OF RIGHT. A Stock Appreciation Right granted without relationship to an Option shall entitle the Holder, upon exercise of the Stock Appreciation Right, to receive payment of an amount determined by multiplying:

              (i) The difference obtained by subtracting the SAR Exercise Price from the Fair Market Value of a share of Stock on the date of exercise of that Stock Appreciation Right, by

              (ii) The number of rights as to which the Stock Appreciation Right has been exercised.

    6.4 LIMITATIONS ON RIGHTS. Notwithstanding Subparagraph 6.2(b) and Subparagraph 6.3(d), the Committee may limit the amount payable upon exercise of a Stock Appreciation Right. Any such limitation must be determined as of the Date of Grant and be noted on the instrument evidencing the Stock Appreciation Right.

    6.5 PAYMENT OF RIGHTS. Payment of the amount determined under Subparagraph 6.2(b) or Subparagraph 6.3(d) and Paragraph 6.4 may, in the sole discretion of the Committee, be made solely in whole shares of Stock valued at Fair Market Value on the date of exercise of the Stock Appreciation Right or, in the sole discretion of the Committee, solely in cash or a combination of cash and Stock. If the Committee decides to make full payment in shares of Stock and the amount payable results in a fractional share, payment for the fractional share shall be made in cash.

    6.6 OTHER AGREEMENT PROVISIONS. The Award Agreements authorized relating to Stock Appreciation Rights shall contain such provisions in addition to those required by the Plan (including, without limitation, restrictions or the removal of restrictions upon the exercise of the Stock Appreciation Right and the retention or transfer of shares thereby acquired) as the Committee may deem advisable.

SECTION 7.  RESTRICTED STOCK AWARDS

    All Restricted Stock Awards granted under the Plan shall comply with, and the related Award Agreements shall be deemed to include, and be subject to the terms and conditions set forth in this Section 7 and also to the terms and conditions set forth in Paragraph 9.1 and Section 10; PROVIDED, HOWEVER, that the Committee may authorize an Award Agreement relating to a Restricted Stock Award that expressly contains terms and provisions that differ from the terms and provisions of Section 10. The Committee may also authorize an Award Agreement relating to a Restricted Stock Award that contains any or all of the terms and provisions of Paragraphs 9.2 and 9.3 or that contains terms and provisions dealing with similar subject matter differently than do those Paragraphs; nevertheless, no term or provision of Paragraph 9.2 or 9.3 (or any such differing term or provision) shall apply to an Award Agreement relating to a Restricted Stock Award unless the Award Agreement expressly states that such term or provision applies.

    7.1 RESTRICTIONS. All shares of Restricted Stock Awards granted or sold pursuant to the Plan shall be subject to the following conditions:

         (a) TRANSFERABILITY. The shares may not be sold, transferred or otherwise alienated or hypothecated until the restrictions are removed or expire.

         (b) CONDITIONS TO REMOVAL OF RESTRICTIONS. Conditions to removal or expiration of the restrictions may include, but are not required to be limited to, continuing employment or service as a director, officer, consultant or advisor or achievement of performance objectives described in the Award Agreement.

         (c) LEGEND. Each certificate representing Restricted Stock Awards granted pursuant to the Plan shall bear a legend making appropriate reference to the restrictions imposed.

         (d) POSSESSION. At its sole discretion, the Committee may (i) authorize issuance of a certificate for shares in the Holder's name only upon lapse of the applicable restrictions, (ii) require the Corporation, transfer agent or other custodian to retain physical custody of the certificates representing Restricted Stock Awards during the restriction period and may require the Holder of the Award to execute stock powers, endorsed or in blank, for those certificates and deliver those stock powers to the Corporation, transfer agent or custodian, or (iii) may require the Holder to enter into an escrow agreement providing that the certificates representing Restricted Stock Awards granted or sold pursuant to the Plan shall remain in the physical custody of an escrow holder until all restrictions are removed or expire. The Corporation may issue shares subject to stop-transfer restrictions or may issue such shares subject only to the restrictive legend described in subparagraph 7.1(c).

         (e) OTHER CONDITIONS. The Committee may impose other conditions on any shares granted or sold as Restricted Stock Awards pursuant to the Plan as it may deem advisable, including, without limitation, (i) restrictions under the Securities Act or Exchange Act, (ii) the requirements of any securities exchange upon which the shares or shares of the same class are then listed, and (iii) any state securities law applicable to the shares.

    7.2  EXPIRATION OF RESTRICTIONS.  The restrictions imposed in Paragraph
7.1 on Restricted Stock Awards shall lapse as determined by the Committee and set forth in the applicable Award Agreement, and the Corporation shall promptly cause to be delivered to the Holder of the Restricted Stock Award a certificate representing the number of shares for which restrictions have lapsed, free of any restrictive legend relating to the lapsed restrictions. Each Restricted Stock Award may have a different restriction period, in the discretion of the Committee. The Committee may, in its discretion, prospectively reduce the restriction period applicable to a particular Restricted Stock Award. The foregoing notwithstanding, no restriction not required by law shall remain in effect for more than ten years after the date of the Award.

    7.3 CHANGES IN ACCOUNTING RULES. Notwithstanding any other provision of the Plan to the contrary, if, during the term of the Plan, any changes in the financial or tax accounting rules applicable to Restricted Stock Awards shall occur that, in the sole judgement of the Board of Directors, may have a material adverse effect on the reported earnings, assets, or liabilities of the Corporation, the Committee shall have the right and power to modify as necessary any then outstanding Restricted Stock Awards as to which the applicable restrictions have not been satisfied.

    7.4 RIGHTS AS STOCKHOLDER. Subject to the provisions of Paragraphs 7.1 and 10.11, the Committee may, in its discretion, determine what rights, if any, the Holder shall have with respect to the Restricted Stock Awards granted or sold, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.

    7.5 OTHER AGREEMENT PROVISIONS. The Award Agreements relating to Restricted Stock Awards shall contain such provisions in addition to those required by the Plan as the Committee may deem advisable.

SECTION 8.  PERFORMANCE UNITS

    All Performance Units granted under the Plan shall comply with, and the related Award Agreements shall be deemed to include and be subject to, the terms and conditions set forth in this Section 8 (to the extent each term and condition applies to the form of Performance Unit) and also to the terms and conditions set forth in Paragraph 9.1 and Section 10; PROVIDED, HOWEVER, that the Committee may authorize an Award Agreement related to a Performance Unit that expressly contains terms and provisions that differ from the terms and provisions of Section 10. The Committee may also authorize an Award Agreement related to a Performance Unit that contains any or all of the terms and provisions of Paragraphs 9.2 and 9.3 or that contains terms and provisions dealing with similar subject matter differently than do those Paragraphs; nevertheless, no term or provision of Paragraph 9.2 or 9.3 (or any such differing term or provision) shall apply to an Award Agreement related to a Performance Unit unless the Award Agreement expressly states that such term or provision applies.

    8.1 MULTIPLE GRANTS. The Committee may make grants of Performance Units in such a manner that more than one Performance Period is in progress simultaneously. At or before the beginning of each Performance Period, the Committee will establish the contingent value of each Performance Unit, if any, for that Performance Period, which may vary depending on the degree to which performance objectives established by the Committee are met.

    8.2 PERFORMANCE STANDARDS. At or before the beginning of each Performance Period, the Committee will (a) establish the beginning and ending dates of the Performance Period, (b) establish for that Performance Period specific performance objectives as the Committee (in its sole discretion) believes are relevant to the Corporation's overall business objectives, (c) determine the minimum and maximum value of a Performance Unit and the value of a Performance Unit based on the degree to which performance objectives are achieved, exceeded or not achieved, (d) determine a minimum performance level below which Performance Units will be assigned a value of zero, and a maximum performance level above which the value of Performance Units will not increase, and (e) notify each Holder of a Performance Unit for that Performance Period in writing of the established performance objectives and minimum, target and maximum Performance Unit value for that Performance Period.

    8.3 MODIFICATION OF STANDARDS. If the Committee determines in its sole discretion that the established performance measures or objectives are no longer suitable to the Corporation's objectives because of a change in the Corporation's business, operations, corporate structure, capital structure or other conditions the Committee deems to be material, the Committee may modify the performance measures and objectives as it considers appropriate and equitable.

    8.4 PAYMENT. The basis for payment of Performance Units for a given Performance Period will be the achievement of those performance objectives determined by the Committee at the beginning of the Performance Period. If minimum performance is not achieved or exceeded for a Performance Period, no payment will be made and all contingent rights will cease. If minimum performance is achieved or exceeded, the value of a Performance Unit will be based on the degree to which actual performance exceeded the pre-established minimum performance standards. The amount of payment will be determined by multiplying the number of Performance Units granted at the beginning of the Performance Period by the final Performance Unit value. Payments will be made in cash or Stock as soon as administratively possible following the close of the applicable Performance Period.

    8.5 OTHER AGREEMENT PROVISIONS. The Award Agreements, if any, authorized relating to Performance Units shall contain such provisions in addition to those required by the Plan (including, without limitation, restrictions or the removal of restrictions upon the transfer of shares thereby acquired) as the Committee may deem advisable.

SECTION 9.  ADJUSTMENT PROVISIONS

    The Committee may authorize an Award that contains any or all of the terms and provisions of this Section 9 or, with respect to Paragraphs 9.2 and 9.3, that contains terms and provisions dealing with similar subject matter differently than do those Paragraphs; nevertheless, no term or provision of Paragraph 9.2 or 9.3 (or any such differing term or provision) shall apply to an Award Agreement unless the Award Agreement expressly states that such term or provision applies.

    9.1 ADJUSTMENT OF AWARDS AND AUTHORIZED STOCK. The terms of an Award, the number of shares of Stock authorized pursuant to Paragraph 2.1 for issuance under the Plan, and the number shares of Stock that constitute the individual limitations in Paragraph 2.6 shall be subject to adjustment, from time to time, in accordance with the following provisions:

         (a) If at any time or from time to time, the Corporation shall subdivide as a whole (by reclassification, by a Stock split, by the issuance of a distribution on Stock payable in Stock or otherwise) the number of shares of Stock then outstanding into a greater number of shares of Stock, then (i) the maximum number of shares of Stock available for the Plan and for any individual as provided in Paragraph 2.1 and Paragraph 2.6, respectively, shall be increased proportionately, and the kind of shares or other securities available for the Plan shall be appropriately adjusted,
    (ii) the number of shares of Stock (or other kind of shares or securities) that may be acquired under any Award shall be increased proportionately, and (iii) the price (including Exercise Price) for each share of Stock (or other kind of shares or unit of other securities) subject to then outstanding Awards shall be reduced proportionately, without changing the aggregate purchase price or value as to which outstanding Awards remain exercisable or subject to restrictions.

         (b) If at any time or from time to time the Corporation shall consolidate as a whole (by reclassification, reverse Stock split, or otherwise) the number of shares of Stock then outstanding into a lesser number of shares of Stock, (i) the maximum number of shares of Stock available for the Plan and for any individual as provided in Paragraph 2.1 and Paragraph 2.6, respectively shall be decreased proportionately, and the kind of shares or other securities available for the Plan shall be appropriately adjusted, (ii) the number of shares of Stock (or other kind of shares or securities) that may be acquired under any Award shall be decreased proportionately, and (iii) the price (including Exercise Price) for each share of Stock (or other kind of shares or unit of other securities) subject to then outstanding Awards shall be increased proportionately, without changing the aggregate purchase price or value as to which outstanding Awards remain exercisable or subject to restrictions.

         (c) Whenever the number of shares of Stock subject to outstanding Awards and the price for each share of Stock subject to outstanding Awards are required to be adjusted as provided in this Paragraph 9.1, the Committee shall promptly prepare a notice setting forth, in reasonable detail, the event requiring adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the change in price and the number of shares of Stock, other securities, cash or property purchasable subject to each Award after giving effect to the adjustments. The Committee shall promptly give each Holder such a notice.

         (d) Adjustments under Paragraph 9(a) and (b) shall be made by the Committee, and its determination as to what adjustments shall be made and the extent thereof shall be final, binding and conclusive. No fractional interest shall be issued under the Plan on account of any such adjustments.

    9.2 CHANGES IN CONTROL. Upon the occurrence of a Change in Control, but only if approved by the Committee, for Awards held by Participants who are employees or directors of the Corporation (and their permitted transferees pursuant to Paragraph 3.5), (a) all outstanding Stock Appreciation Rights and Options shall immediately become fully vested and exercisable in full, including that portion of any Stock Appreciation Right or Option that pursuant to the terms and provisions of the applicable Award Agreement had not yet become exercisable (the total number of shares of Stock as to which a Stock Appreciation Right or Option is exercisable upon the occurrence of a Change in

Control is referred to herein as the "TOTAL SHARES"); (b) the restriction period of any Restricted Stock Award shall immediately be accelerated and the restrictions shall expire; and (c) the target payout opportunity attainable under the Performance Units will be deemed to have been fully earned for all Performance Periods upon the occurrence of the Change in Control and the Holder will be paid a pro rata portion of all associated targeted payout opportunities (based on the number of complete and partial calendar months elapsed as of the occurrence of the Change in Control) in cash within thirty days following the Change in Control or in Stock effective as of the Change in Control, for cash and stock-based Performance Units, respectively. If a Change in Control involves a Restructure or occurs in connection with a series of related transactions involving a Restructure and if such Restructure is in the form of a Non-Surviving Event and as a part of such Restructure shares of stock, other securities, cash or property shall be issuable or deliverable in exchange for Stock, then the Holder of an Award shall be entitled to purchase or receive (in lieu of the Total Shares that the Holder would otherwise be entitled to purchase or receive), as appropriate for the form of Award, the number of shares of stock, other securities, cash or property to which that number of Total Shares would have been entitled in connection with such Restructure (and, for Options, at an aggregate exercise price equal to the Exercise Price that would have been payable if that number of Total Shares had been purchased on the exercise of the Option immediately before the consummation of the Restructure). Nothing in this Paragraph 9.2 shall impose on a Holder the obligation to exercise any Award immediately before or upon the Change of Control, and, unless otherwise provided in the Award Agreement relating to the Award, no Holder shall forfeit the right to exercise the Award during the remainder of the original term of the Award because of a Change in Control or because the Holder's employment is terminated for any reason following a Change in Control.

    9.3 RESTRUCTURE AND NO CHANGE IN CONTROL. In the event a Restructure should occur at any time while there is any outstanding Award hereunder and that Restructure does not occur in connection with a Change in Control or in connection with a series of related transactions involving a Change in Control, then:

         (a) no Holder of an Option shall automatically be granted corresponding Stock Appreciation Rights;

         (b) neither any outstanding Stock Appreciation Rights nor any outstanding Options shall immediately become fully vested and exercisable in full merely because of the occurrence of the Restructure;

         (c) the restriction period of any Restricted Stock Award shall not immediately be accelerated nor shall the restrictions expire merely because of the occurrence of the Restructure; and

         (d) the target payout opportunity attainable under the Performance Units will not be deemed to have been fully earned for all Performance Periods merely because of the occurrence of the Restructure.

The Corporation shall promptly notify each Holder of any election or action taken by the Corporation under this Paragraph 9.3. In the event of any election or action taken by the Corporation pursuant to this Paragraph 9.3 that requires the amendment or cancellation of any Award Agreement as may be specified in any notice to the Holder thereof, that Holder shall promptly deliver that Award Agreement to the Corporation in order for that amendment or cancellation to be implemented by the Corporation and the Committee. The failure of the Holder to deliver any such Award Agreement to the Corporation as provided in the preceding sentence shall not in any manner affect the validity or enforceability of any action taken by the Corporation and the Committee under this Paragraph 9.3, including, without limitation, any redemption of an Award as of the consummation of a Restructure. Any cash payment to be made by the Corporation pursuant to this Paragraph 9.3 in connection with the redemption of any outstanding Awards shall be paid to the Holder thereof currently with the delivery to the Corporation of the Award Agreement evidencing that Award; provided, however, that any such redemption shall be effective upon the consummation of the Restructure notwithstanding that the payment of the redemption price may occur subsequent to the consummation. If all or any portion of an outstanding Award is to be exercised or accelerated upon or after the consummation of a Restructure that is in the form of a Non-Surviving Event and as a part of that Restructure shares of stock, other securities, cash or property shall be issuable or deliverable in exchange for Stock, then the Holder of the Award shall thereafter be entitled to purchase or receive (in lieu of the number of shares of Stock that the Holder would otherwise be entitled to purchase or receive) the number of shares of stock, other securities, cash or property to which such number of shares of Stock would have been entitled in connection with the Restructure (and, for Options, at an aggregate exercise price equal to the Exercise Price that would have been payable if that number of Total Shares had been purchased on the exercise of the Option immediately before the consummation of the Restructure).

    9.4 NOTICE OF CHANGE IN CONTROL OR RESTRUCTURE. The Corporation shall attempt to keep all Holders informed with respect to any Change in Control or Restructure or of any potential Change in Control or Restructure to the same extent that the Corporation's stockholders are informed by the Corporation of any such event or potential event.

SECTION 10.  ADDITIONAL PROVISIONS

    10.1 TERMINATION OF EMPLOYMENT. Subject to the last sentence of Paragraph 9.2, if a Holder is an Eligible Individual because the Holder is an Employee and if that employment relationship is terminated for any reason other than Retirement or that Holder's death or Disability, then the following provisions shall apply to all Awards held by that Holder that were granted because that Holder was an Employee:

         (a) If the termination is by the Holder's employer, then the following provisions shall apply: (i) if the termination is for Cause, then that portion, if any, of any and all Awards held by that Holder that are not yet exercisable (or for which restrictions have not lapsed) as of the date of termination shall become null and void; provided, however, that the portion, if any, of any and all Awards held by that Holder which are exercisable (or for which restrictions have lapsed) as of the date of such termination shall survive such termination and shall be exercisable by such Holder for a period of the lesser of (A) the remainder of the term of the Award or (B) three (3) days following the date of such termination or (ii) if the termination is not for Cause, then that portion, if any, of any and all Awards held by that Holder that are not yet exercisable (or for which restrictions have not lapsed) as of the date of the termination shall become null and void as of the date of the termination; provided, however, that the portion, if any, of any and all Awards held by that Holder which are exercisable (or for which restrictions have lapsed) as of the date of such termination shall survive such termination and shall be exercisable by such Holder for a period of the lesser of (A) the remainder of the term of the Award or (B) 180 days following the date of such termination.

         (b) If such termination is by the Holder, then, unless otherwise agreed to by the Corporation, any and all Awards held by that Holder, whether or not then exercisable and whether or not restrictions thereon have lapsed (except in full), shall become null and void as of the date of the termination.

    10.2 OTHER LOSS OF ELIGIBILITY. If a Holder is an Eligible Individual because the Holder is serving in a capacity other than as an Employee and if that capacity is terminated for any reason other than the Holder's death, then that portion, if any, of any and all Awards held by the Holder that were granted because of that capacity which are not yet exercisable (or for which restrictions have not lapsed) as of the date of the termination shall become null and void as of the date of the termination; provided, however, that the portion, if any, of any and all of the Awards held by the Holder that are exercisable (or for which restrictions have lapsed) as of the date of the termination shall survive the termination and shall be exercisable by such Holder for a period of the lesser of (a) the remainder of the term of the Award or (b) 90 days following the date of such termination.

    10.3 DEATH. Upon the death of a Holder, then any and all Awards held by the Holder, including those portions of the Awards that pursuant to the terms and provisions of the applicable Award Agreement had not yet become exercisable, shall immediately become fully vested and exercisable in full by the Holder, his guardians or his legal representatives, legatees or distributees for a period of the lesser of (a) the remainder of the term of the Award or (b) one year following the date of the Holder's death. Any portion of an Award not exercised upon the expiration of the periods specified in (a) or (b) shall be null and void. Except as expressly provided in this Paragraph 10.3, all Awards held by a Holder shall not be exercisable after the death of that Holder.

    10.4 RETIREMENT. If a Holder is an Eligible Individual because the Holder is an Employee and if that employment relationship is terminated by reason of the Holder's Retirement, then the portion, if any, of any and all Awards held by the Holder that are not yet exercisable (or for which restrictions have not lapsed) as of the date of that retirement shall become null and void as of the date of retirement; provided, however, that the portion, if any, of any and all Awards held by the Holder that are exercisable as of the date of that Retirement shall survive the Retirement and shall be exercisable by such Holder for a period of the lesser of (a) the remainder of the terms of the Award or (b) ninety days following the date of retirement.

    10.5 DISABILITY. If a Holder is an Eligible Individual because the Holder is an Employee and if that employment relationship is terminated by reason of the Holder's Disability, then any and all Awards held by the Holder, including those portions of the Awards that pursuant to the terms and provisions of the applicable Award Agreement had not yet become exercisable (or for which restrictions had not lapsed), shall immediately become fully vested and exercisable in full by the Holder, his guardians or his legal representatives for a period of the lesser of (a) the remainder of the term of the Award or (b) one year following the date on which the Holder's employment is terminated due to such Holder's Disability. "Disability" shall have the meaning given it in the employment agreement of the Holder; provided, however, that if that Holder has no employment agreement, "Disability" shall mean a physical or mental impairment of sufficient severity that, in the opinion of the Corporation, either the Holder is unable to continue performing the duties he performed before such impairment or the Holder's condition entitles him to disability benefits under any insurance or employee benefit plan of the Corporation or its Subsidiaries and that impairment or condition is cited by the Corporation as the reason for termination of the Holder's employment.

    10.6 LEAVE OF ABSENCE. With respect to an Award, the Committee may, in its sole discretion, determine that any Holder who is on leave of absence for any reason will be considered to still be in the employ of the Corporation, provided that rights to that Award during a leave of absence will be limited to the extent to which those rights were earned or vested when the leave of absence began.

    10.7 TRANSFERABILITY OF AWARDS. In addition to such other terms and conditions as may be included in a particular Award Agreement, an Award requiring exercise shall be exercisable during a Holder's lifetime only by that Holder or by that Holder's guardian or legal representative. An Award requiring exercise shall not be transferrable other than by will or the laws of descent and distribution, except as permitted in accordance with Paragraph 3.5.

    10.8 FORFEITURE AND RESTRICTIONS ON TRANSFER. Each Award Agreement may contain or otherwise provide for conditions giving rise to the forfeiture of the Stock acquired pursuant to an Award or otherwise and may also provide for those restrictions on the transferability of shares of the Stock acquired pursuant to an Award or otherwise that the Committee in its sole and absolute discretion may deem proper or advisable. The conditions giving rise to forfeiture may include, but need not be limited to, the requirement that the Holder render substantial services to the Corporation or its Subsidiaries for a specified period of time. The restrictions on transferability may include, but need not be limited to, options and rights of first refusal in favor of the Corporation and stockholders of the Corporation other than the Holder of such shares of Stock who is a party to the particular Award Agreement or a subsequent holder of the shares of Stock who is bound by that Award Agreement.

    10.9 DELIVERY OF CERTIFICATES OF STOCK. Subject to Paragraph 10.10, the Corporation shall promptly issue and deliver a certificate representing the number of shares of Stock as to which (a) an Option has been exercised after the Corporation receives an Exercise Notice and upon receipt by the Corporation of the Exercise Price and any tax withholding as may be requested; (b) a Stock Appreciation Right has been exercised and upon receipt by the Corporation of any tax withholding as may be requested; (c) restrictions have lapsed with respect to a Restricted Stock Award and upon receipt by the Corporation of any tax withholding as may be requested; and
(d) performance objectives have been achieved during a Performance Period relating to a Performance Unit for Stock. The value of the shares of Stock, cash or notes transferable because of an Award under the Plan shall not bear any interest owing to the passage of time, except as may be otherwise provided in an Award Agreement. If a Holder is entitled to receive certificates representing Stock received for more than one form of Award under the Plan, separate Stock certificates shall be issued with respect to each such Award and for Incentive Options and Nonstatutory Stock Options separately.

    10.10 CONDITIONS TO DELIVERY OF STOCK. Nothing herein or in any Award granted hereunder or any Award Agreement shall require the Corporation to issue any shares with respect to any Award if that issuance would, in the opinion of counsel for the Corporation, constitute a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable statute or regulation, or the rules of any applicable securities exchange or securities association, as then in effect. At the time of any exercise of an Option or Stock Appreciation Right, or at the time of any grant of a Restricted Stock Award or Performance Unit, the Corporation may, as a condition precedent to the exercise of such Option or Stock Appreciation Right or vesting of any Restricted Stock Award or Performance Unit, require from the Holder of the Award (or in the event of his death, his legal representatives, heirs, legatees, or distributees) such written representations, if any, concerning the Holder's intentions with regard to the retention or disposition of the shares of Stock being acquired pursuant to the Award and such written covenants and agreements, if any, as to the manner of disposal of such shares as, in the opinion of counsel to the Corporation, may be necessary to ensure that any disposition by that Holder (or in the event of the Holder's death, his legal representatives, heirs, legatees, or distributees) will not involve a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable state or federal statute or regulation, or any rule of any applicable securities exchange or securities association, as then in effect.

    10.11 CERTAIN DIRECTORS AND OFFICERS. With respect to Awards granted to Holders who are directors or officers of the Corporation or any Subsidiary and who are subject to Section 16(b) of the Exchange Act, Awards shall contain such other terms and conditions as may be required by Rule 16b-3 unless the majority of the Board of Directors or the Holder has determined not to have the Award comply with Rule 16b-3.

    10.12 SECURITIES ACT LEGEND. Certificates for shares of Stock, when issued, may have the following legend, or statements of other applicable restrictions endorsed thereon and may not be immediately transferable:

    THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, TRANSFERRED, OR OTHERWISE DISPOSED OF UNTIL THE HOLDER HEREOF PROVIDES EVIDENCE SATISFACTORY TO THE ISSUER (WHICH, IN THE DISCRETION OF THE ISSUER, MAY INCLUDE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER) THAT SUCH OFFER, SALE, PLEDGE, TRANSFER, OR OTHER DISPOSITION WILL NOT VIOLATE APPLICABLE FEDERAL OR STATE LAWS.

This legend shall not be required for shares of Stock issued pursuant to an effective registration statement under the Securities Act.

    10.13 LEGEND FOR RESTRICTIONS ON TRANSFER. Each certificate representing shares issued to a Holder pursuant to an Award granted under the Plan shall, if such shares are subject to any transfer restriction, including a right of first refusal, provided for under this Plan or an Award Agreement, bear a legend that complies with applicable law with respect to the restrictions on transferability contained in this Paragraph 10.13, such as:

    THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY IMPOSED BY THAT CERTAIN INSTRUMENT ENTITLED "TRAMMELL CROW COMPANY LONG-TERM INCENTIVE PLAN" AS ADOPTED BY TRAMMELL CROW COMPANY (THE "CORPORATION") ON AUGUST 22, 1997,
    AND AN AGREEMENT THEREUNDER BETWEEN THE CORPORATION AND [HOLDER] DATED ______________________, ____, AND MAY NOT BE TRANSFERRED, SOLD, OR
    OTHERWISE DISPOSED OF EXCEPT AS THEREIN PROVIDED. THE CORPORATION WILL FURNISH A COPY OF SUCH INSTRUMENT AND AGREEMENT TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE ON REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.

    10.14 RIGHTS AS A STOCKHOLDER. A Holder shall have no right as a stockholder with respect to any shares covered by his Award until a certificate representing those shares is issued in his name. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash or other property) or distributions or other rights for which the record date is before the date that certificate is issued, except as contemplated by Section
9. Nevertheless, dividends and dividend equivalent rights may be extended to and made part of any Award denominated in Stock or units of Stock, subject to such terms, conditions, and restrictions as the Committee may establish. The Committee may also establish rules and procedures for the crediting of interest on deferred cash payments and dividend equivalents for deferred payment denominated in Stock or units of Stock.

    10.15 FURNISH INFORMATION. Each Holder shall furnish to the Corporation all information requested by the Corporation to enable it to comply with any reporting or other requirement imposed upon the Corporation by or under any applicable statute or regulation.

    10.16 OBLIGATION TO EXERCISE. The granting of an Award hereunder shall impose no obligation upon the Holder to exercise the same or any part thereof.

    10.17 ADJUSTMENTS TO AWARDS. Subject to the general limitations set forth in Sections 5, 6 and 9, the Committee may make any adjustment in the exercise price of, the number of shares subject to or the terms of a Nonstatutory Option or Stock Appreciation Right by canceling an outstanding Nonstatutory Option or Stock Appreciation Right and regranting a Nonstatutory Option or Stock Appreciation Right. Such adjustment shall be made by amending, substituting or regranting an outstanding Nonstatutory Option or Stock Appreciation Right. Such amendment, substitution or regrant may result in terms and conditions that differ from the terms and conditions of the original Nonstatutory Option or Stock Appreciation Right. The Committee may not, however, impair the rights of any Holder to previously granted Nonstatutory Options or Stock Appreciation Rights without that Holder's consent. If such action is effected by amendment, the effective date of such amendment shall be the date of the original grant.

    10.18 REMEDIES. The Corporation shall be entitled to recover from a Holder reasonable attorneys' fees incurred in connection with the enforcement of the terms and provisions of the Plan and any Award Agreement whether by an action to enforce specific performance or for damages for its breach or otherwise.

    10.19 INFORMATION CONFIDENTIAL. As partial consideration for the granting of each Award hereunder, the Holder shall agree with the Corporation that he will keep confidential all information and knowledge that he has relating to the manner and amount of his participation in the Plan; provided, however, that such information may be disclosed as required by law and may be given in confidence to the Holder's spouse, tax and financial advisors, or to a financial institution to the extent that such information is necessary to secure a loan. In the event any breach of this promise comes to the attention of the Committee, it shall take into consideration that breach in determining whether to recommend the grant of any future Award to that Holder, as a factor militating against the advisability of granting any such future Award to that individual.

    10.20 CONSIDERATION. No Option or Stock Appreciation Right shall be exercisable, no restriction on any Restricted Stock Award shall lapse, and no Performance Unit shall be settled in Stock with respect to a Holder unless and until the Holder shall have paid cash or property to, or performed services for, the Corporation or any of its Subsidiaries that the Committee believes is equal to or greater in value then the par value of the Stock subject to such Award.

    10.21 PAYMENT OF TAXES. The Committee may, in its discretion, require a Holder to pay to the Corporation (or the Corporation's Subsidiary if the Holder is an employee of a Subsidiary of the Corporation), at the time of the exercise of an Award, the amount that the Committee deems necessary to satisfy the Corporation's or its Subsidiary's current or future obligation to withhold federal, state or local income or other taxes that the Holder incurs by exercising an Award. Upon the exercise of an Award requiring tax withholding, a Holder may (a) direct the Corporation to withhold from the shares of Stock to be issued to the Holder the number of shares necessary to satisfy the Corporation's obligation to withhold taxes, that determination to be based on the shares' Fair Market Value as of the date of exercise; (b) deliver to the Corporation sufficient shares of Stock (based upon the Fair Market Value at date of exercise) to satisfy the Corporation's tax withholding obligations, based on the shares' Fair Market Value as of the date of exercise; or (c) deliver sufficient cash to the Corporation to satisfy its tax withholding obligations. Holders who elect to use such a stock withholding feature must make the election at the time and in the manner that the Committee prescribes. The Committee may, at its sole option, deny any Holder's request to satisfy withholding obligations through Stock instead of cash. In the event the Committee subsequently determines that the aggregate Fair Market Value (as determined above) of any shares of Stock withheld as payment of any tax withholding obligation is insufficient to discharge that tax withholding obligation, then the Holder shall pay to the Corporation, immediately upon the Committee's request, the amount of that deficiency.

SECTION 11.  DURATION AND AMENDMENT OF PLAN

    11.1 DURATION. No Awards may be granted hereunder after the date that is ten (10) years from the date the last amendment to this Plan involving an increase in authorized shares is approved by the stockholders of the Corporation.


    11.2 AMENDMENT. The Board of Directors may, insofar as permitted by law, with respect to any shares which, at the time, are not subject to Awards, suspend or discontinue the Plan or revise or amend it in any respect whatsoever, and may amend any provision of the Plan or any Award Agreement to make the Plan or the Award Agreement, or both, comply with Section 16(b) of the Exchange Act and the exemptions therefrom, the Code, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the regulations promulgated under the Code or ERISA, or any other law, rule or regulation that may affect the Plan. The Board of Directors may also amend, modify, suspend or terminate the Plan for the purpose of meeting or addressing any changes in other legal requirements applicable to the Corporation or the Plan or for any other purpose permitted by law. The Plan may not be amended without the consent of the holders of a majority of the shares of Stock then outstanding to increase materially the aggregate number of shares of Stock that may be issued under the Plan (except for adjustments pursuant to Section 9 of the Plan).

SECTION 12.  GENERAL

    12.1 APPLICATION OF FUNDS. The proceeds received by the Corporation from the sale of shares pursuant to Awards shall be used for general corporate purposes.

    12.2 RIGHT OF THE CORPORATION AND SUBSIDIARIES TO TERMINATE EMPLOYMENT. Nothing contained in the Plan or in any Award Agreement shall confer upon any Holder the right to continue in the employ of the Corporation or any Subsidiary, or interfere in any way with the rights of the Corporation or any Subsidiary to terminate his or her employment at any time.

    12.3 NO LIABILITY FOR GOOD FAITH DETERMINATIONS. Neither the members of the Board of Directors nor any member of the Committee shall be liable for any act, omission or determination taken or made in good faith with respect to the Plan or any Award granted under it, and members of the Board of Directors and the Committee shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage or expense (including attorneys' fees, the costs of settling any suit, provided such settlement is approved by independent legal counsel selected by the Corporation, and amounts paid in satisfaction of a judgment, except a judgment based on a finding of bad faith) arising therefrom to the full extent permitted by law and under any directors and officers liability or similar insurance coverage that may from time to time be in effect. This right to indemnification shall be in addition to, and not a limitation on, any other indemnification rights any member of the Board of Directors or the Committee may have.

    12.4 OTHER BENEFITS. Participation in the Plan shall not preclude the Holder from eligibility in any other stock or stock option plan of the Corporation or any Subsidiary or any old age benefit, insurance, pension, profit sharing, retirement, bonus or other extra compensation plans that the Corporation or any Subsidiary has adopted or may, at any time, adopt for the benefit of its Employees. Neither the adoption of the Plan by the Board of Directors nor the submission of the Plan to the stockholders of the Corporation for approval shall be construed as creating any limitations on the power of the Board of Directors to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options and the awarding of stock and cash otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

    12.5 EXCLUSION FROM PENSION AND PROFIT-SHARING COMPENSATION. By acceptance of an Award (whether in Stock or cash), as applicable, each Holder shall be deemed to have agreed that the Award is special incentive compensation that will not be taken into account in any manner as salary, compensation or bonus in determining the amount of any payment under any pension, retirement or other employee benefit plan of the Corporation or any Subsidiary. In addition, each beneficiary of a deceased Holder shall be deemed to have agreed that the Award will not affect the amount of any life insurance coverage, if any, provided by the Corporation or a Subsidiary on the life of the Holder that is payable to the beneficiary under any life insurance plan covering employees of the Corporation or any Subsidiary.

    12.6 EXECUTION OF RECEIPTS AND RELEASES. Any payment of cash or any issuance or transfer of shares of Stock or other property to the Holder, or to his legal representative, heir, legatee or distributee, in accordance with the provisions hereof, shall, to the extent thereof, be in full satisfaction of all claims of such persons hereunder. The Committee may require any Holder, legal representative, heir, legatee or distributee, as a condition precedent to such payment, to execute a release and receipt therefor in such form as it shall determine.

    12.7 UNFUNDED PLAN. Insofar as it provides for Awards of cash and Stock, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Holders who are entitled to cash, Stock, other property or rights thereto under the Plan, any such accounts shall be used merely as a bookkeeping convenience. The Corporation shall not be required to segregate any assets that may at any time be represented by cash, Stock, other property or rights thereto, nor shall the Plan be construed as providing for such segregation, nor shall the Corporation nor the Board of Directors nor the Committee be deemed to be a trustee of any cash, Stock, other property or rights thereto to be granted under the Plan. Any liability of the Corporation to any Holder with respect to a grant of cash, Stock, other property or rights thereto under the Plan shall be based solely upon any contractual obligations that may be created by the Plan and any Award Agreement; no such obligation of the Corporation shall be deemed to be secured by any pledge or other encumbrance on any property of the Corporation. Neither the Corporation nor the Board of

Directors nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by the Plan.

    12.8 NO GUARANTEE OF INTERESTS. The Board of Directors, the Committee and the Corporation do not guarantee the Stock of the Corporation from loss or depreciation.

    12.9 PAYMENT OF EXPENSES. All expenses incident to the administration, termination or protection of the Plan, including, but not limited to, legal and accounting fees, shall be paid by the Corporation or its Subsidiaries; provided, however, the Corporation or a Subsidiary may recover any and all damages, fees, expenses and costs arising out of any actions taken by the Corporation to enforce its right to purchase Stock under this Plan.

    12.10 CORPORATION RECORDS. Records of the Corporation or its Subsidiaries regarding the Holder's period of employment, termination of employment and the reason therefor, leaves of absence, re-employment, and other matters shall be conclusive for all purposes hereunder, unless determined by the Committee to be incorrect.

    12.11 INFORMATION. The Corporation and its Subsidiaries shall, upon request or as may be specifically required hereunder, furnish or cause to be furnished, all of the information or documentation which is necessary or required by the Committee to perform its duties and functions under the Plan.

    12.12 CORPORATION ACTION. Any action required of the Corporation shall be by resolution of its Board of Directors or by a person authorized to act by resolution of the Board of Directors.

    12.13 SEVERABILITY. If any provision of this Plan is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions hereof, but such provision shall be fully severable and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included herein. If any of the terms or provisions of this Plan conflict with the requirements of Rule 16b-3 (as those terms or provisions are applied to Eligible Individuals who are subject to Section 16(b) of the Exchange Act) or Section 422 of the Code (with respect to Incentive Options), then those conflicting terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Rule 16b-3 or Section 422 of the Code unless the Committee has determined that the Plan should not comply with such requirements. With respect to Incentive Options, if this Plan does not contain any provision required to be included herein under Section 422 of the Code, that provision shall be deemed to be incorporated herein with the same force and effect as if that provision had been set out at length herein; provided, further, that, to the extent any Option that is intended to qualify as an Incentive Option cannot so qualify, that Option (to that extent) shall be deemed a Nonstatutory Option for all purposes of the Plan.

    12.14 NOTICES. Whenever any notice is required or permitted hereunder other than any Exercise Notice or notice to exercise an Stock Appreciation Right, such notice must be in writing and personally delivered or sent by mail. Any such notice required or permitted to be delivered hereunder shall be deemed to be delivered on the date on which it is personally delivered, or, whether actually received or not, on the third Business Day after it is deposited in the United States mail, certified or registered, postage prepaid, addressed to the person who is to receive it at the address which such person has theretofore specified by written notice delivered in accordance herewith. The Corporation or a Holder may change, at any time and from time to time, by written notice to the other, the address which it or he had previously specified for receiving notices. Until changed in accordance herewith, the Corporation and each Holder shall specify as its and his address for receiving notices the address set forth in the Award Agreement pertaining to the shares to which such notice relates. Any Exercise Notice or notice to exercise a Stock Appreciation Right shall be valid only when it is in fact received by the Corporation or the Person it designates in accordance with procedures that the Committee may adopt from time to time.

    12.15 WAIVER OF NOTICE. Any person entitled to notice hereunder may waive such notice.

    12.16 SUCCESSORS. The Plan shall be binding upon the Holder, his legal representatives, heirs, legatees and distributees, upon the Corporation, its successors and assigns, and upon the Committee and its successors.

    12.17 HEADINGS. The titles and headings of Sections and Paragraphs are included for convenience of reference only and are not to be considered in construction of the provisions hereof.

    12.18 GOVERNING LAW. All questions arising with respect to the provisions of the Plan shall be determined by application of the laws of the State of Delaware except to the extent Delaware law is preempted by federal law. Questions arising with respect to the provisions of an Award Agreement that are matters of contract law shall be governed by the laws of the state specified in the Award Agreement, except to the extent Delaware corporate law conflicts with the contract law of such state, in which event Delaware corporate law shall govern. The obligation of the Corporation to sell and deliver Stock hereunder is subject to applicable laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Stock.

    12.19 WORD USAGE. Words used in the masculine shall apply to the feminine where applicable, and wherever the context of this Plan dictates, the plural shall be read as the singular and the singular as the plural.

    IN WITNESS WHEREOF, Trammell Crow Company, acting by and through its officer hereunto duly authorized, has executed this Trammell Crow Company Long-term Incentive Plan this 22nd day of August, 1997.

                             TRAMMELL CROW COMPANY




                             By:
                                 ---------------------------------------
                                 Name: George Lippe
                                 Title: President and Chief Executive Officer

                                      APPENDIX C


                                FIRST AMENDMENT TO THE
                                 TRAMMELL CROW COMPANY
                               LONG-TERM INCENTIVE PLAN


   THIS FIRST AMENDMENT TO THE TRAMMELL CROW COMPANY LONG-TERM INCENTIVE PLAN (this "Amendment") is made and adopted by Trammell Crow Company, a Delaware corporation (the "Corporation"), effective as of __________ __, 1999.

                           PRELIMINARY STATEMENTS

    A. On August 22, 1997, the stockholders of the Corporation approved, and the Corporation adopted, the Trammell Crow Company Long-Term Incentive Plan
(the "Plan").   Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Plan.

    B. The Board of Directors of the Corporation (the "Board") has approved and recommended to the stockholders of the Corporation that this Amendment be adopted to: (i) provide for an increase in the maximum aggregate number of shares of the Stock in respect of which Awards may be granted under the Plan by an additional 3,300,000 shares, such that the maximum aggregate number of shares of Stock in respect of which Awards may be granted under the Plan shall be 8,634,878, (ii) provide that either the granting or vesting of awards provided under the Plan may be subject to performance standards in order that such awards may be fully deductible by the Corporation for federal income tax purposes; and (iii) revise the period over which the Corporation's performance is measured for purposes of determining the payment value of Performance Units.

   C. On __________ __, 1999, the stockholders of the corporation approved this Amendment.

                                AMENDMENT

   NOW, THEREFORE, the Plan is hereby amended as follows:

   1. Section 1.15 is hereby restated in its entirety, without modification, to read as follows:

       "1.15 "Eligible Individuals" means (a) Employees, (b) Non-employee Directors and (c) any other Person that the Committee designates as eligible for an Award (other than for Incentive Options) because the Person performs bona fide consulting or advisory services for the Corporation or any of its Subsidiaries (other than services in connection with the offer or sale of securities in a capital-raising transaction)."

   2.  Section 1.30 is hereby amended in its entirety to read as follows:

       "1.30 "Performance Period" means a period of up to ten fiscal years of the Corporation, as determined by the Committee with respect to any Performance Unit, and over which performance is measured for the purpose of determining the payment value of Performance Units."

   3. Section 2.1 is amended and restated in its entirety to read as follows:

      "2.1 MAXIMUM NUMBER OF SHARES. Subject to the provisions of Section 9 of the Plan, the maximum aggregate number of shares of Stock in respect of which Awards may be granted for all purposes under the Plan shall be 8,634,878."

   4. Section 4.1 is hereby restated in its entirety, without modification, to read as follows:

      "4.1 ELIGIBLE INDIVIDUALS. Awards may be granted pursuant to the Plan only to persons who are Eligible Individuals at the time of the grant thereof or in connection with the severance or retirement of Eligible Individuals."

   5. Section 4A is hereby added to the Plan to read as follows:

      "Section 4A.  Performance Awards

      4A.1 COVERED EMPLOYEE. For purposes of this Section 4A "Covered Employee" shall have the meaning given to such term under Section 162(m). The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given individual will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards, who is likely to be a Covered Employee with respect to that fiscal year.

         4A.2 PERFORMANCE AWARD. For purposes of this Section 4A "Performance Award" shall mean any Award the grant, exercise or settlement of which is subject to one or more of the performance standards set forth in this Section 4A. Additionally, Performance Award shall mean any Option, Reload Option or Stock Appreciation Right granted to a Covered Employee if the Exercise Price (with respect to such Option or Reload Option) or SAR Exercise Price (with respect to such Stock Appreciation Right) equals or exceeds Fair Market Value.

      4A.3 QUALIFIED MEMBER. For purposes of this Section 4A "Qualified Member" means a member of the Committee who is an "outside" director within the meaning of Section 162(m).

      4A.4 MANNER OF EXERCISE OF COMMITTEE AUTHORITY. At any time that a member of the Committee is not a Qualified Member, any action of the Committee relating to an Award intended by the Committee to qualify as "performance-based compensation" within the meaning of Section 162(m), may be taken either (i) by a subcommittee, designated by the Committee, composed solely of two or more Qualified Members, or (ii) by the Committee but with each such member who is not a Qualified Member abstaining or recusing himself or herself from such action; provided, however, that, upon such abstention or recusal, the Committee remains composed solely of two or more Qualified Members. Such action, authorized by such a subcommittee or by the Committee upon the abstention or recusal of such non-Qualified Member(s), shall be the action of the Committee for purposes of the Plan. Any action of the Committee shall be final, conclusive and binding on all persons, including the Corporation, its subsidiaries, Eligible Individuals, beneficiaries, transferees or other persons claiming rights from or through an Eligible Individual, and shareholders.

      Section 4A.5 INDIVIDUAL AWARD LIMITATIONS. In each calendar year during any part of which the Plan is in effect, a Participant may not be granted Performance Awards relating to more than 500,000 shares of Common Stock, subject to adjustment in a manner consistent with any adjustment made pursuant to Section 9, under each of Sections 5, 6 and 7 with a maximum limitation of 500,000 shares of Common Stock in the aggregate. In addition, the maximum compensation that may be earned under the Plan as Performance Awards by any one Participant, in any calendar year, shall be $5,000,000 with respect to Awards provided under
   Section 8. If an Option is canceled, the canceled Option continues to be counted against the maximum number of shares for which Options may be granted to the Participant under the Plan, as set forth in this Section 4A.5. If, after grant, the exercise price of an Option is reduced, the transaction is treated as a cancellation of the Option and a grant of a new Option for purposes of this Section 4A.5. In such a case, both the Option that is deemed to be canceled and the Option that is deemed to be granted reduce the maximum number of shares for which Options may be granted to the Covered Employee under the Plan, as set forth in this
   Section 4A.5. Such cancellation will likewise occur in the case of a Stock Appreciation Right where, after the Award is made, the base amount on which stock appreciation is calculated is reduced.

      Section 4A.6 GENERAL. The Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of a Performance Award that is not mandatory under the Plan; provided, however, that notwithstanding any other provision of the Plan the Committee shall not have any discretion to accelerate, waive or modify any term or condition of an Award that is intended to qualify as "performance-based compensation" for purposes of Section 162(m) if such discretion would cause the Performance Award not to so qualify.

      Section 4A.7 PERFORMANCE CONDITIONS. The right of an Eligible Individual to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions.

      Section 4A.8 PERFORMANCE AWARDS GRANTED TO DESIGNATED COVERED EMPLOYEES. If the Committee determines that a Performance Award to be granted to an Eligible Individual who is designated by the Committee as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 4A.8.

         (a) PERFORMANCE GOALS GENERALLY. The performance goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 4A.8. Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m), including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Eligible Individual or to different Eligible Individuals.

         (b) BUSINESS CRITERIA. One or more of the following business criteria for the Corporation, on a consolidated basis, and/or for specified subsidiaries or business or geographical units of the Corporation (except with respect to the total shareholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for such Performance Awards: (i) earnings per share; (ii) revenue targets; (iii) cash flow targets;
      (iv) cash flow return targets; (v) return on net assets, return on assets, return on investment, return on capital, return on equity;
      (vi) an economic value added formula; (vii) operating margin or contribution margin; (viii) net income; pretax earnings; pretax earnings before interest, depreciation and amortization; pretax operating earnings after interest expense and before incentives, service fees, and extraordinary or special items; operating income; pretax earnings before interest depreciation and/or amortization; (ix) total shareholder return;
      (x) debt reduction; and (xi) any of the above goals determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor's 500 Stock Index or a group of competitor companies, including the group selected by the Corporation for purposes of the stock performance graph contained in the proxy statement for the Corporation's annual meetings of stockholders.

         (c) PERFORMANCE PERIOD; TIMING FOR ESTABLISHING PERFORMANCE GOALS. Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to ten years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for "performance-based compensation" under Section 162(m).

         (d) SETTLEMENT OF PERFORMANCE AWARDS; OTHER TERMS. After the end of each performance period, the Committee shall determine the amount, if any, of the Performance Award payable to each Covered Employee. Settlement of such Performance Awards shall be in cash, Common Stock, other Awards or other property, as determined in the sole discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of a Performance Award.

      Section 4A.9 WRITTEN DETERMINATIONS. All determinations by the Committee as to the establishment of performance goals, the amount of any potential individual Performance Awards, and the achievement of performance goals relating to Performance Awards, shall be made in writing in the case of any Award intended to qualify under
   Section 162(m). The Committee may not delegate any responsibility relating to such Performance Awards. The determination as to whether any performance goal, with respect to any Award, has been satisfied shall be made prior to the payment of any compensation relating to an Award.

      Section 4A.10 PERFORMANCE AWARDS UNDER CODE SECTION 162(m). It is the intent of the Corporation that Performance Awards granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Section 162(m) shall, if so designated by the Committee, constitute "performance-based compensation" within the meaning of Section 162(m). Accordingly, the terms of this Section 4A, including the definitions of Covered Employee and other terms used herein, shall be interpreted in a manner consistent with Section 162(m). If any provision of the Plan as in effect on the date of adoption or any agreements relating to Performance Awards that are designated as intended to comply with Section 162(m) does not comply or is inconsistent with the requirements of Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements."

   This Amendment, and the changes to the provisions of the Plan effected hereby, shall be effective as of _______ ___, 1999. Except as expressly set forth herein, the Plan shall remain in full force and effect without further amendment or modification.

   IN WITNESS WHEREOF, the Corporation, acting by and through its officer hereunto duly authorized, has executed this Amendment effective as of the date first written above.

                                    TRAMMELL CROW COMPANY



                                    By:
                                        --------------------------------
                                        Name:
                                        Title:

                              TRAMMELL CROW COMPANY

             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

      TRAMMELL CROW COMPANY FOR THE ANNUAL MEETING TO BE HELD MAY 18, 1999


   The undersigned hereby constitutes and appoints each of George L. Lippe and Derek R. McClain his or her true and lawful agents and proxies, with full power of substitution in each, to represent the undersigned, with all the powers which the undersigned would possess if personally present, and to vote the Common Stock of Trammell Crow Company held of record by the undersigned on the record date at the Annual Meeting of Stockholders of Trammell Crow
Company to be held at the Dallas Museum of Art, 1717 Harwood Street, Dallas, Texas, on Tuesday, May 18, 1999 at 1:30 p.m., local time, and at any adjournment or postponement thereof, on all matters coming before said meeting.

   YOU ARE ENCOURAGED TO SPECIFY YOUR VOTE BY MARKING THE APPROPRIATE BOX ON THE REVERSE SIDE BUT YOU NEED NOT MARK ANY BOX IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, WHICH ARE FOR THE ELECTION OF THE NAMED NOMINEES AS DIRECTORS AND FOR PROPOSALS 2 AND 3. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD. THIS PROXY MAY BE REVOKED IN WRITING AT ANY TIME PRIOR TO THE VOTING THEREOF.

   THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND WILL AUTHORIZE THE PROXIES TO TAKE ACTION IN THEIR DISCRETION UPON OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS. PROXIES ARE AUTHORIZED TO VOTE UPON MATTERS INCIDENT TO THE CONDUCT OF THE MEETING SUCH AS APPROVAL OF ONE OR MORE ADJOURNMENTS OF THE MEETING FOR THE PURPOSE OF OBTAINING ADDITIONAL STOCKHOLDERS VOTES.

                                                                  -----------
                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE     SEE REVERSE
                                                                      SIDE
                                                                  -----------

--------------------------------------------------------------------------------

                             FOLD AND DETACH HERE

-------------------------------------------------------------------------------
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR AND FOR PROPOSALS 2 AND 3.

Please mark your votes as indicated in this sample /X/

1. ELECTION OF DIRECTORS: To elect each of James R. Erwin, Harlan R. Crow and Jeffrey M. Heller to serve as Class II directors for a three year term ending at the Annual Meeting of Stockholders in 2002 and until their successors are duly elected and qualified or until their earlier death, resignation or removal from office.

           FOR ALL NOMINEES                      WITHHELD FROM
                                                  ALL NOMINEES

                / /                                   / /

For the nominees except as noted above

2. To approve an amendment to the Company's Long-Term Incentive Plan that (a) increases by 3,300,000 the number of shares of Common Stock that may be subject to outstanding awards under the Long-Term Incentive Plan, (b) provides that either the granting or vesting of awards under the Long-Term Incentive Plan may be subject to certain performance standards in order that such awards may continue to be fully deductible by the Company for federal income tax purposes, and (c) revises the definition of Performance Period (as defined in the Long-Term Incentive Plan) over which the Company's performance may be measured for purposes of determining the payment value of a Performance Unit (as defined in the Long-Term Incentive
   Plan).

                           FOR   AGAINST   ABSTAIN
                           / /     / /       / /

3. To ratify the selection of Ernst & Young L.L.P. as independent accountants for the Company for the fiscal year ending December 31, 1999.

                           FOR   AGAINST   ABSTAIN
                           / /     / /       / /


                                                             MARK HERE FOR
                                                             ADDRESS CHANGE
                                                             AND NOTE LEFT   / /









SIGNATURE                       SIGNATURE                      DATE
          -------------------             -------------------      --------

Please sign this Proxy exactly as your name appears on this card. Joint owners should each sign personally. If you are signing as a representative of the named stockholder (e.g. as a trustee, corporate officer or other agent on behalf of a trust, corporation or other entity) you should indicate your title or the capacity in which you sign.

-------------------------------------------------------------------------------
                           ^ FOLD AND DETACH HERE ^




                              TRAMMELL CROW COMPANY

                               THIS IS YOUR PROXY

Dear Stockholder:

Your Proxy is being solicited by the Board of Directors of Trammell Crow Company for the Annual Meeting of Stockholders to be held on May 18, 1999, at 1:30 p.m., local time, at the Dallas Museum of Art, 1717 Harwood Street, Texas 75201.

Enclosed with this Proxy is a Proxy Statement containing important information about the matters that you are being asked to approve.

Your vote is important. Whether or not you plan to attend the Annual Meeting, you can be sure your shares are represented at the meeting by promptly returning your completed Proxy card prior to the Annual meeting.

Please mark the boxes on the Proxy card above to indicate how your shares are to be voted, then sign the card, detach it and return your Proxy card in the enclosed envelope.

Thank you in advance for your prompt consideration of these matters.